CONTRIBUTION AGREEMENT AND JOINT ESCROW INSTRUCTIONS I. SUMMARY AND DEFINITION OF BASIC TERMS THIS CONTRIBUTION AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "Agreement"), dated as of the Effective Date set forth in Section | of this Article I below, is made by and between TEJON INDUSTRIAL CORP., a California corporation ("Contributor"), and TRC-DP 1, LLC, a Delaware limited liability company ("Company"). The terms set forth below shall have the meanings set forth below when used in this Agreement. Terms of Agreement (first reference in this Agreement) Description 1. Effective Date , 2026 (Preamble): 2. Closing Date Concurrently with the closing of the Construction (Section 2.2): Loan (as defined in the "Company Agreement" (which is defined in RecitalB below)) pursuant to Sections 2.07 and 3.01(b) of the Company Agreement. 3. Contributor's Notice Address Tejon Industrial Corp. (Section 10): P.O. Box 1000 4436 Lebec Road Lebec, California 93243 Attention: Hugh McMahon and Derek Abbott Emails: hmcmahon@tejonranch.com; dabbott(@tejonranch.com 4. Company's Notice Address TRC-DP 1, LLC (Section 10): c/o Dedeaux Properties 1222 6" Street Santa Monica, California 90401 Attn: Brett Dedeaux Emails: Brett Dedeaux; Matt Evans brettd@dedeauxproperties.com; matte@dedeauxproperties.com 5. Escrow Holder and Escrow Chicago Title Company Holder's Notice Address 23929 Valencia Blvd., Suite #304 (Sections 2.1 and 10): Valencia, California 91355 Attn: Melinda Gile Email: melinda.gile@ctt.com 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt April 28

6. Title Company Chicago Title Company (Section 3.1.1): 23929 Valencia Blvd., Suite #304 Valencia, California 91355 Attn: Melinda Gile Email: melinda.gile@ctt.com 7. Contributor's Representatives Hugh McMahon and Derek Abbott (Section 8.1.13): 8. Transferee’s Representatives Brett Dedeaux and Matt Evans (Section 9.1.7): II. RECITALS A. Contributor is the owner of that certain real property located in the County of Kern, State of California, which contains approximately twenty-four and 57/100ths (24.57) net acres of usable land described more fully on Exhibit "A" attached hereto (the "Land"). The Land is located within the Tejon Ranch Commerce Center (the "Project"). B. An affiliate of Contributor (sometimes also referred to herein as "TRC Member") and an affiliate of Dedeaux Properties, LLC, a California limited liability company ("DP Member"), as the members, have entered into that certain Amended and Restated Limited Liability Company Agreement of TRC-DP 1, LLC on or about [ ], 2026 (the "Company Agreement"). This Agreement is an Affiliate Agreement, as defined in the Company Agreement, since it is an agreement between Contributor (which is the parent of TRC Member) and the Company, in which TRC Member holds a fifty percent (50%) percentage interest. Therefore, any waivers, agreements, notices, declarations of default, or other actions of the Company under this Agreement shall be determined or made only by DP Member acting alone and without regard to TRC Member. C. In connection with the Company Agreement, subject to Recital D below, Contributor (in its capacity as the sole owner of TRC Member) desires to contribute and convey to the capital of Company, and Company desires to accept and acquire and assume from Contributor, all of Contributor's rights, title, interests, duties and obligations in and to the following: 1. Subject to the last sentence of this Recital C, the Land and all of Contributor's interest in all rights, privileges, easements, rights-of-way and appurtenances benefiting the Land including, without limitation, Contributor's interest, if any, in all air rights, entitlements, easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Land (the Land and all such rights, entitlements, privileges, easements and appurtenances are sometimes collectively hereinafter referred to as the "Real Property"); and 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -2- April 28

il. To the extent assignable, those certain warranties, guaranties, licenses, permits, entitlements (subject to the Builder Covenants), governmental approvals and certificates of occupancy and any other intangible personal property described on Exhibit "B" attached hereto, which benefit the Real Property (collectively, the "Intangible Personal Property"). The Real Property and the Intangible Personal Property are sometimes collectively hereinafter referred to as the "Property." Notwithstanding the foregoing, the "Property" shall not include any rights, privileges or appurtenances expressly retained by Contributor under the Builder Covenants (as defined in Recital D below), the Deed (as defined in Section 4.1.2 below) or the General Assignment (as defined in Section 4.1.4 below). Without limiting the generality of the foregoing, Company acknowledges that Contributor shall retain all water and mineral rights relating to the Real Property pursuant to the Deed with no right to surface entry. D. Company is the sole member of TRC-DP1 Owner, LLC, a Delaware limited liability company (the “Project Company”), which is a disregarded entity for both federal and state income tax purposes. Company has created the Project Company to be the ultimate owner of the Property. Accordingly, Contributor shall directly convey and assign the Property to the Project Company in accordance with this Agreement. E. Upon the Closing, Contributor and the Project Company shall also execute and cause the Declaration of Building Covenants for Lot 8 of Parcel Map 10915-E within Tejon Ranch Commerce Center-East, in the form attached hereto as Exhibit "C" (the "Builder Covenants"), to be recorded in the Official Records of the County of Kern, State of California (the "Official Records"), with respect to the future development of the Real Property in a manner consistent with Contributor's plans for the Project, as more particularly described in the Builder Covenants. Il. AGREEMENT NOW, THEREFORE, in consideration of the Company Agreement and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contributor and Company hereby agree as follows, and hereby instruct Escrow Holder as follows: 1. Contribution of Property. Contributor hereby agrees to contribute and convey to the capital of Company, and Company hereby agrees to accept and acquire and assume from Contributor, the Property upon the terms and conditions set forth in this Agreement. Notwithstanding anything in this Agreement to the contrary, for the sake of economy and convenience, Contributor shall directly convey and assign the Property to the Project Company in accordance with this Agreement. Contributor, Company and the Project Company each hereby acknowledges and agrees that for all purposes of this Agreement, the Company Agreement, the Limited Liability Company Agreement that governs the Project Company (the “Project Company LLC Agreement”), and federal, state and local income, property and documentary transfer taxation purposes, the foregoing conveyance and 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -3-

assignment shall be deemed to be (and treated as) (i) a contribution of the Property by Contributor to Company in accordance with this Agreement and the Company Agreement, and (ii) a contribution of the Property by Company to the Project Company, which is wholly owned by Company, in accordance with the terms and provisions of this Agreement and the Project Company LLC Agreement. 2. Escrow. 2.1 Opening of Escrow. Company and Contributor shall promptly deliver a fully executed copy of this Agreement to Escrow Holder. The date of Escrow Holder's receipt of this Agreement is referred to as the "Opening of Escrow." Contributor and Company (and the Project Company, if applicable) shall execute and deliver to Escrow Holder any additional or supplementary instructions as may be necessary or convenient to implement the terms of this Agreement and close the transactions contemplated hereby (the "Supplemental Instructions"), provided the Supplemental Instructions are consistent with and merely supplement the escrow instructions set forth in this Agreement (the "Agreement Instructions") and shall not in any way modify, amend or supersede the Agreement Instructions. The Supplemental Instructions, together with the Agreement Instructions, as they may be amended from time to time by the parties, shall collectively be referred to as the "Escrow Instructions." The parties hereto and Escrow Holder acknowledge and agree if there is any conflict between any provision of the Supplemental Instructions and the Agreement Instructions, then the Agreement Instructions shall prevail. 2.2. Close of Escrow/Closing. For purposes of this Agreement, the "Close of Escrow" or the "Closing" shall mean the date upon which the Deed to the Real Property is recorded in the Official Records. The Close of Escrow shall occur on the Closing Date. 3. Conditions Precedent to the Close of Escrow. 3.1 Conditions Precedent to Company's Obligations. The Close of Escrow and Company's obligations with respect to the transactions contemplated by this Agreement are subject to the timely satisfaction or waiver of the following conditions: 3.1.1 Title Policy. On or before the Closing, Title Company shall have committed to issue to Company an ALTA extended coverage Owner's Policy of Title Insurance (the "Title Policy") with liability in an amount equal to Nine Dollars ($9.00) per square foot for the twenty-four and 57/100ths (24.57) acres of net usable land area available for development in the Land, reduced by the lien for property taxes not yet payable and adjusted for any prorations or other items described in this Agreement (the "Agreed Value"). The Agreed Value of the Land prior to any adjustment for real property taxes not yet payable, prorations and credits equals approximately Nine Million Six Hundred Thirty-Two Thousand Four Hundred Twenty-Two and 80/100th Dollars ($9,632,422.80) (i.e., (24.57 acres of net usable land x 43,560 square feet per acre) x $9.00 = $9,632,422.80). The Title Policy shall show title to the Property vested in the Project Company, subject only to all matters set forth on Exhibit "D" attached hereto (which shall include, without limitation, the Deed and the Builder Covenants) (collectively, the "Permitted Exceptions"), in the form of the pro-forma with endorsements attached hereto as Exhibit "D". 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -4-

3.1.2 Contributor's Performance. Contributor shall have timely performed all of the obligations required to be performed by Contributor under this Agreement. 3.1.3 Accuracy of Representations and Warranties. All representations and warranties made by Contributor in this Agreement shall be true and correct as of the Closing. 3.1.4 No Material Adverse Change. No material adverse change, as determined by Company in its reasonable discretion, shall have occurred with respect to any aspect, feature or condition of or relating to the Property from and after the Effective Date. 3.2‘ Failure of Conditions Precedent to Company's Obligations. Company's obligations with respect to the transactions contemplated by this Agreement are subject to the satisfaction of the conditions precedent to such obligations for Company's benefit set forth in Section 3.1 above. Company (with the prior consent of DP Member) may unilaterally waive any of Company's conditions described in Section 3.1 above. Any such waiver shall be effective only if the same is (i) in writing, (11) signed by Company and DP Member, and (iii) delivered to Contributor on or before the date such condition is to be satisfied. If any of Company's conditions described in Section 3.1 above are not satisfied or waived by Company (as set forth above) on or before the date such condition is to be satisfied, then DP Member, on behalf of the Company, may terminate this Agreement. If DP Member terminates this Agreement by written notice to Contributor because of the failure of any of Company's conditions described in Section 3.1 above, then Contributor shall pay all cancellation fees or charges related to this Agreement, and the parties shall have no further rights or obligations to one another under this Agreement (except to the extent any such rights or obligations expressly survive the termination of this Agreement); provided, however, that if the failure of any such condition precedent is due to a default by Contributor under this Agreement, then Company shall be entitled to exercise the remedies for a default by Contributor under this Agreement as provided in Section 12 below. 3.3 Conditions Precedent to Contributor's Obligations. The Close of Escrow and Contributor's obligations with respect to the transactions contemplated by this Agreement are subject to the timely satisfaction or waiver of the following conditions: 3.3.1 Company's Performance. Company and the Project Company, as applicable, shall have timely performed all of the obligations required by Company and the Project Company, respectively, under this Agreement. 3.3.2 Accuracy of Representations and Warranties. All representations and warranties made by Company and the Project Company, as applicable, in this Agreement shall be true and correct as of the Closing. 3.4 Failure of Conditions Precedent to Contributor's Obligations. Contributor's obligations with respect to the transactions contemplated by this Agreement are subject to the satisfaction of the conditions precedent to such obligations for Contributor's benefit set forth in Section 3.3 above. Contributor may unilaterally waive any of Contributor's conditions described in Section 3.3 above. Any such waiver shall be effective only if the same is (1) in writing, (11) signed by Contributor, and (iii) delivered to Company on or before the date such condition is to be satisfied. If any of Contributor's conditions described in Section 3.3 above are not satisfied 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -5-

or waived by Contributor (as set forth above) on or before the date such condition is to be satisfied, then Contributor may terminate this Agreement. If Contributor terminates this Agreement by written notice to Company because of the failure of any of Contributor's conditions described in Section 3.3 above, then Company and Contributor shall each pay one-half (1/2) of any cancellation fees or charges related to this Agreement, and the parties shall have no further rights or obligations to one another under this Agreement (except to the extent any such rights or obligations expressly survive the termination of this Agreement); provided, however, that if the failure of any such condition precedent is due to a default by Company under this Agreement, then Contributor shall be entitled to exercise the remedies for a default by Company under this Agreement as provided in Section 12 below. 4. Deliveries to Escrow Holder. 4.1 Contributor's Deliveries. Contributor hereby covenants and agrees to deliver or cause to be delivered to Escrow Holder at least one (1) business day prior to the Closing Date (or other date specified) the following instruments and documents: 4.1.1 Contributor Funds. All costs, expenses and prorations which are Contributor's responsibility under this Agreement; 4.1.2 Deed. A Grant Deed in the form attached hereto as Exhibit "E" (the "Deed"), duly executed and acknowledged in recordable form by Contributor, conveying Contributor's interest in the Real Property to the Project Company; 4.1.3 Non-Foreign Certifications. A non-foreign certificate in the form attached hereto as Exhibit "F", duly executed by Contributor, together with the then current form of California Form 593 (collectively, the "Tax Certificates"); 4.1.4 General Assignment. Two (2) counterpart originals of the General Assignment in the form attached hereto as Exhibit "G" (the "General Assignment"), pursuant to which Contributor shall contribute and assign to the Project Company all of Contributor's right, title and interest in, under and to the Intangible Personal Property, as more particularly set forth therein, duly executed by Contributor; 4.1.5 Builder Covenants. Two (2) counterpart originals of the Builder Covenants, duly executed and acknowledged in recordable form by Contributor; 4.1.6 Intentionally Deleted. 4.1.7 Owner's Affidavit. An owner's affidavit in the form reasonably required by Title Company and reasonably approved by Contributor to issue the Title Policy in the form described in Section 3.1.1 above, duly executed by Contributor, including, without limitation, incorporated or separate statements and/or indemnities in the form reasonably approved by Contributor necessary to obtain a non-imputation endorsement from Title Company; and 4.1.8 Proof of Authority. Such proof of Contributor's authority and authorization to enter into this Agreement and the transactions contemplated hereby, and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -6-

documents or certificates on behalf of Contributor to act for and bind Contributor, as may be reasonably required by Title Company. 4.2 Company's Deliveries. Company and the Project Company each hereby covenants and agrees to deliver or cause to be delivered to Escrow Holder at least one (1) business day prior to the Closing Date the following funds, instruments and documents: 4.2.1. Company Funds. All costs, expenses and prorations which are Company's responsibility under this Agreement; 4.2.2 Deed. The Deed, duly executed and acknowledged in recordable form by the Project Company; 4.2.3 PCOR. A Preliminary Change of Ownership Report in the then current form promulgated by the applicable jurisdiction (the "PCOR"), duly executed by the Project Company; 4.2.4 General Assignment. Two (2) counterpart originals of the General Assignment, duly executed by the Project Company; 4.2.5 Intentionally Deleted. 4.2.6 Builder Covenants. Two (2) counterpart originals of the Builder Covenants, duly executed and acknowledged in recordable form by the Project Company; and 4.2.7 Proof of Authority. Such proof of Company's and the Project Company’s authority and authorization to enter into this Agreement and the transactions contemplated hereby (as applicable), and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, documents or certificates on behalf of Company to act for and bind Company or on behalf of the Project Company to act for and bind the Project Company, as may be reasonably required by Title Company. 5. Deliveries Upon Close of Escrow. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following: 5.1 Tax Filings. File the information return for the sale of the Property required by Section 6045 of the Internal Revenue Code of 1986, as amended, and the Income Tax Regulations thereunder; 5.2 Prorations. Prorate all matters referenced in Section 6.2 below based upon the statement(s) signed by Contributor and Company and delivered to Escrow Holder; 5.3 Recording. Cause the Deed and the Builder Covenants (in that order), and any other documents which the parties hereto may direct, to be recorded in the Official Records in the order directed by the parties (subject to the recording order set forth above), and cause the PCOR to be filed with the appropriate office; 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -7-

5.4 Company Funds. Disburse from funds deposited by Company with Escrow Holder towards payment of all items and costs chargeable to the account of Company pursuant hereto in payment of such items and costs and disburse the balance of such funds, if any, to Company; 5.5 Documents to Contributor. Deliver to Contributor one (1) fully-executed original of the General Assignment; 5.6 Documents to Company. Deliver to Company one (1) fully-executed original of the General Assignment; 5.7 Title Policy. Direct Title Company to issue the Title Policy to Company; and 5.8 Contributor Funds. Disburse from funds deposited by Contributor with Escrow Holder towards payment of all items and costs chargeable to the account of Contributor pursuant hereto in payment of such items and costs and disburse the balance of such funds, if any, to Contributor. 6. Costs and Expenses; Prorations. 6.1 Costs and Expenses. Contributor shall pay through escrow (i) the cost of the Title Policy premium for a standard ALTA title policy (and Company shall pay for the premium for an extended coverage ALTA title policy and any title endorsements requested by Company or the Project Company), (1i) all documentary transfer taxes assessed by the city and/or county in which the Real Property is located, and (111) fifty percent (50%) of the Escrow Holder's fee (with the other 50% paid by the Company). Company shall pay through escrow the recording charges for the recording of the Deed and any other documents, which are requested to be recorded by Company or the Project Company. Contributor shall pay all costs associated with paying off any existing financing on the Property and any delinquent real property taxes. In addition, Company shall pay all legal and professional fees and costs of attorneys and other consultants and agents retained by Company, subject to Sections 14.5 and 15 below. Contributor shall pay all legal and professional fees and costs of attorneys and other consultants and agents retained by Contributor, subject to Sections 14.5 and 15 below. Nothing contained herein shall be deemed to alter or otherwise modify the obligations of TRC Member and DP Member to pay their respective attorneys' fees and costs in accordance with the terms of the Company Agreement. 6.2 Prorations. The following prorations between Contributor and Company shall be made by Escrow Holder computed as of the Close of Escrow: 6.2.1 Prorations. Real property taxes and assessments, general and special including, without limitation, any assessments for the CFD (as defined in Section 7.1.6 below), on the Real Property shall be prorated on the basis that Contributor is responsible for (1) all such taxes for the calendar years occurring prior to the Current Tax Period (as defined below), and (ii) that portion of such taxes for the Current Tax Period determined on the basis of the number of days which have elapsed from the first day of the Current Tax Period through the Close of Escrow, inclusive, whether or not the same shall be payable prior to the Close of Escrow. The phrase "Current Tax Period" refers to the tax fiscal year in which the Close of Escrow occurs. If as of 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -8-

the Close of Escrow the actual tax bills for the year or years in question are not available and the amount of taxes to be prorated as aforesaid cannot be ascertained, then the rates and assessed valuation of the previous year, with known changes (including any known changes under the CFD assessments for the Current Tax Period), shall be used, and when the actual amount of taxes and assessments for the year or years in question shall be determinable, then such taxes and assessments will be re-prorated (up or down) between the parties to reflect the actual amount of such taxes and assessments. Contributor shall notify Company of the amount of the adjustment, if any, supporting same with copies of the final tax bill, with payment due Contributor or Company, as the case may be, not later than thirty (30) days following such notice. If the Real Property is not a separate tax parcel for the full Current Tax Period, then the real property taxes and assessments allocated to the Real Property for such portion of the Current Tax Period shall be based on the gross square footage of the Real Property as compared to the gross square footage of the tax parcel(s) in which the Real Property is located. Notwithstanding anything to the contrary in this Agreement, Company hereby acknowledges and agrees that Company shall be solely responsible for any and all special taxes pursuant to the CFD, excluding that portion of such taxes that commence to accrue prior to the Close of Escrow, which shall be the sole obligation of Contributor. All other costs and expenses for any utilities provided to the Real Property accruing on or before the Close of Escrow shall be borne by Contributor. 6.2.2 Final Adjustment. If any prorations, apportionments or computations made under this Section 6.2 shall require final adjustment, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Any corrected adjustment or proration shall be paid in cash to the party entitled thereto. 6.3 Survival. The provisions of this Section 6 shall survive the Closing. 7. AS-IS Contribution. 7.1 Transferee's _ Acknowledgment. Transferee (as defined below) acknowledges that the provisions of this Section 7 have been required by Contributor as a material inducement to enter into the contemplated transactions, and the intent and effect of such provisions have been explained to Transferee (and DP Member) and have been understood and agreed to by Transferee (and DP Member). As used in this Agreement, “Transferee” shall mean each of Company and the Project Company. As a material inducement to Contributor to enter into this Agreement, Transferee hereby acknowledges and agrees that: 7.1.1 Contributor's Environmental Inquiry. Contributor has delivered to Transferee the environmental reports described in Exhibit "I" attached hereto and has received from Company an environmental report prepared by Partners Environmental Consulting, Inc. at the request of the DP Member (collectively, the "Environmental Reports"). If any of the Environmental Reports are updated, supplemented, or corrected prior to the Close of Escrow (collectively, "Updates"), then Contributor shall promptly provide Transferee with copies of such Updates. For purposes of California Health and Safety Code Section 25359.7, Contributor has acted reasonably in relying solely upon the Environmental Reports and the delivery of such reports constitutes written notice to Transferee under such code section. 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -9-

7.1.2 Natural Hazard Disclosure Requirement Compliance. Prior to the Closing, Contributor may be required to disclose if the Property lies within the following natural hazard areas or zones: (i) a special flood hazard area designated by the Federal Emergency Management Agency (California Civil Code Section 1102.17); (ii) an area of potential flooding (California Government Code Section 8589.4); (ili)a very high fire hazard severity zone (California Government Code Section 51183.5); (iv) a wildland area that may contain substantial forest fire risks and hazards (California Public Resources Code Section 4136); (v) an earthquake fault zone (California Public Resources Code Section 2621.9); or (vi) a seismic hazard zone (California Public Resources Code Section 2694). Transferee has been informed by Contributor that Contributor has engaged the services of Disclosure Source (the "Natural Hazard Expert") with respect to the Property to examine the maps and other information specifically made available to the public by government agencies for the purpose of enabling Contributor to fulfill its disclosure obligations, if and to the extent such obligations exist, with respect to the natural hazards referred to in California Civil Code Section 1103 and to report the result of its examination to Transferee and Contributor in writing. The written report prepared by the Natural Hazard Expert regarding the results of its examination fully and completely discharges Contributor from its disclosure obligations referred to in this Section 7.1.2, if and to the extent such obligations exist, and, for the purpose of this Agreement, the provisions of California Civil Code Section 1103.4 regarding the non-liability of Contributor for errors or omissions not within its personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of its expertise with respect to the examination and written report regarding the natural hazards referred to above. In no event shall Contributor have any responsibility for matters not actually known to Contributor or of which Contributor should have known. 7.1.3. Condition of Property. (a) Transferee acknowledges and agrees that Transferee's election to acquire the Property shall be based solely upon Transferee's inspection and investigation of the Property and all documents related thereto, or its opportunity to do so (as well as the representations and warranties of Contributor expressly set forth in this Agreement), and that upon the Closing, the Property shall be contributed on an "AS IS, WHERE IS" condition, without relying upon any representations or warranties, express, implied or statutory, of any kind other than the representations and warranties of Contributor expressly set forth in this Agreement or the Company Agreement. Without limiting the foregoing (and except as otherwise expressly set forth in this Agreement or the Company Agreement), Transferee acknowledges that neither Contributor nor any other party has made any representations or warranties, express or implied, on which Transferee is relying as to any matters, directly or indirectly, concerning the Property (or any portion thereof) including, without limitation, the land, the square footage of the Property, improvements and infrastructure, if any, development rights and exactions, expenses associated with the Property, taxes, assessments, bonds, permissible uses, title exceptions, water or water rights, topography, utilities, availability or capacity of utilities, general plan designations, zoning or other entitlement condition of the Property, soil, subsoil, drainage, environmental or building laws, rules or regulations, toxic waste or Hazardous Materials (as defined in Section 7.1.3(c) below) or any other matters affecting or relating to the Property. The Closing shall be conclusive evidence that (i) Transferee has fully and 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -10-

completely inspected (or has caused to be fully and completely inspected) the Property, (ii) Transferee accepts the Property as being in good and satisfactory condition and suitable for Transferee's purposes, and (iii) to Transferee's actual knowledge, the Property fully complies with Contributor's covenants and obligations hereunder. (b) Except as otherwise expressly set forth in this Agreement or the Company Agreement, Transferee shall perform and rely solely upon its own investigation concerning the proposed use of the Property, the Property's fitness therefor, and the availability of such intended use under applicable statutes, ordinances, and regulations. Transferee further acknowledges and agrees that Contributor's cooperation with Transferee in connection with Transferee's due diligence review of the Property (or any portion thereof), whether by providing a title report, the Environmental Reports and other documents, or permitting inspection of the Property (or any portion thereof), shall not be construed as any warranty or representation, express or implied, of any kind with respect to the Property (or any portion thereof), or with respect to the accuracy, completeness, or relevancy of any such documents. (c) Without limiting the generality of the foregoing, as of the Closing (and subject to Section 7.1.5 below), Transferee hereby expressly waives, releases and relinquishes any and all claims, causes of action, rights and remedies Transferee, or its Affiliates (as defined below), or any of its and their respective directors, officers, managers, attorneys, employees, partners, members, shareholders or agents (collectively, the "Transferee Parties"), may now or hereafter have against Contributor, or its Affiliates, or any of its and their respective directors, officers, managers, attorneys, employees, partners, members, shareholders or agents (collectively, the "Contributor Parties"), whether known or unknown, with respect to any past, present or future presence or existence of Hazardous Materials on, under or about the Property or with respect to any past, present or future violations of any rules, regulations or laws, now or hereafter enacted, regulating or governing the use, handling, storage, release or disposal of Hazardous Materials, including, without limitation, (i) any and all rights Transferee may now or hereafter have to seek contribution from Contributor or the Contributor Parties under Section 113(f)(i) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C.A. § 9613), as the same may be further amended or replaced by any similar law, rule or regulation, (ii) any and all rights Transferee may now or hereafter have against Contributor or the Contributor Parties under the Carpenter-Presley-Tanner Hazardous Substances Account Act (California Health and Safety Code, Section 25300 et seq.), as the same may be further amended or replaced by any similar law, rule or regulation, (iii) any and all claims, whether known or unknown, now or hereafter existing, with respect to the Property under Section 107 of CERCLA (42 U.S.C.A. § 9607), and (iv) any and all claims, whether known or unknown, based on nuisance, trespass or any other common law or statutory provisions; provided, however that the above waiver, release and relinquishment will not apply to any claims, causes of action, rights or remedies Transferee may have against Contributor for breach of any express representation set forth in this Agreement. As used herein, the term "Hazardous Material(s)" includes, without limitation, any hazardous or toxic materials, substances or wastes, such as (A) those materials identified in Sections 66680 through 66685 and Sections 66693 through 66740 of Title 22 of the 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -11-

California Administrative Code, Division 4, Chapter 30, as amended from time to time, (B) those materials defined in Section 25501(j) of the California Health and Safety Code, (C) any materials, substances or wastes which are toxic, ignitable, corrosive or reactive and which are regulated by any local governmental authority, any agency of the state of California or any agency of the United States Government, (D) asbestos, (E) petroleum and petroleum-based products, (F) urea formaldehyde foam insulation, (G) polychlorinated biphenyls (PCBs), and (H) freon and other chlorofluorocarbons. As used herein, the term "Affiliate" means any person or entity which, directly or indirectly through one (1) or more intermediaries, controls or is controlled by or is under common control with another person or entity; the term "control" as used herein (including the terms "controlling," "controlled by," and "under common control with") means the possession, direct or indirect, of the power to (i) vote more than fifty percent (50%) of the outstanding voting securities of such person or entity, or (i1) otherwise direct management policies of such person by contract or otherwise. 7.1.4 Release. As of the Closing (and subject to Section 7.1.5 below), Transferee hereby fully and irrevocably releases Contributor and the Contributor Parties from any and all claims that Transferee or the Transferee Parties may have or thereafter acquire against Contributor or the Contributor Parties for any cost, loss, liability, damage, expense, demand, action or cause of action (collectively, "Claims") arising from or related to any matter of any nature relating to, the Property including, without limitation, the physical condition of the Property, any latent or patent construction defects, errors or omissions, compliance with law matters, Hazardous Materials and other environmental matters within, under or upon, or in the vicinity of the Property. The foregoing release by Transferee shall include, without limitation, any Claims Transferee or the Transferee Parties may have pursuant to any statutory or common law right Transferee may have to receive disclosures from Contributor, including, without limitation, any disclosures as to the Property's location within areas designated as subject to flooding, fire, seismic or earthquake risks by any federal, state or local entity, the presence of Hazardous Materials on or beneath the Property, the need to obtain flood insurance, the certification of water heater bracing and/or the advisability of obtaining title insurance, or any other condition or circumstance affecting the Property, its financial viability, use or operation, or any portion thereof. This release includes Claims of which Transferee is presently unaware or which Transferee does not presently suspect to exist in its favor which, if known by Transferee, would materially affect Transferee's release of Contributor and the Contributor Parties. In connection with the general release set forth in this Section 7.1.4, Transferee specifically waives the provisions of California Civil Code Section 1542, which provides as follows: "A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party." 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -12-

2D | BD | Company's Initials Project Company’s Initials 7.1.5 Limitation on Release. Notwithstanding anything in this Section 7.1 to the contrary, the waivers, releases and relinquishment set forth herein shall not apply to (i) the representations and warranties of Contributor expressly set forth in this Agreement or the Company Agreement, (ii) the covenants of Contributor expressly set forth in this Agreement (which expressly survive the Closing); (i11) intentional fraud or intentional misrepresentation by Contributor; (iv) any Claims that arise in connection with or under the Company Agreement, the Builder Covenants or any other agreements entered into between Company and Contributor that remain effective following the Closing, (v) except for claims that Transferee has released under Section 7.1.3(c) above, claims of third parties based on events occurring prior to the Closing, (vi) any Claims that may arise against Contributor as a result of any interest it holds in other portions of the Project, (vii) any Claims to the extent arising from Contributor's ownership of the Re-Abandoned Well (as described in Section 7.2 below) prior to the Closing, or (viii) any Claims to the extent arising at any time from Contributor's operatorship of the Re-Abandoned Well. 7.1.6 Notice of Special Tax for CFD. Transferee acknowledges that the Tejon Ranch Public Facilities Financing Authority ("TRPFFA") established the Tejon Ranch Public Facilities Financing Authority Community Facilities District No. 2008-1 (the "CFD"), pursuant to the Mello-Roos Community Facilities Act of 1982. The CFD was established for the purpose of financing the construction of certain infrastructure improvements (such as roads, sewer systems and water systems) and other improvements relating to or benefiting the Property. In connection with the formation of the CFD, the TRPFFA approved a "Rate and Method of Apportionment," which established the rate at which special taxes shall be levied against the portion of the Property encumbered by the CFD to pay debt service on bonds issued by the CFD (a copy of which has been provided to Transferee). 7.2. Re-Abandoned Well. Prior to the Closing, Contributor completed the re- abandonment of the oil well ("RST-88-30") that was previously located on the Property (the "Re- Abandoned Well") in accordance with the requirements of the California Geologic Energy Management Division. Following its acquisition of the Property, Transferee shall install a venting system and passive monitoring equipment for the Re-Abandoned Well. Transferee hereby agrees not to disturb, or to allow any other party to disturb, the Re-Abandoned Well on or after the Closing. Transferee shall allow Contributor access to the Property during normal business hours (1) to monitor the Re-Abandoned Well, (ii) to perform any repairs or maintenance required for the Re-Abandoned Well, and (iii) to take any actions with respect to the Re-Abandoned Well required by any governmental agency or authority. Contributor hereby agrees to indemnify, defend, protect and hold harmless the Transferee from and against any third-party Claims to the extent arising from Contributor's ownership of the Re-Abandoned Well prior to the Closing, and (ii) any third- party Claims to the extent arising at any time from Contributor's operatorship of the Re-Abandoned Well (except to the extent any such Claims are caused by the acts or omissions of DP Member or any agent thereof). The terms and obligations of this Section 7.2 shall expressly survive the Closing. To the extent the terms of this Agreement conflict with the terms of the Company Agreement, the terms of this Agreement shall control. 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -13-

8. Contributor's Representations and Warranties. 8.1 Representations and Warranties. As of the Effective Date and as of the Close of Escrow, each of the statements in this Section 8.1 shall be a true, accurate and full disclosure of all facts relevant to the matters contained therein. Contributor hereby represents and warrants as follows for the sole and exclusive benefit of Transferee, each of which is material and is being relied upon by Transferee as of the Effective Date and as of the Close of Escrow: 8.1.1 Due Formation. Contributor is a duly organized corporation validly existing and in good standing under the laws of the State of California and has the requisite power and authority to enter into and carry out the terms of this Agreement. 8.1.2 Required Actions. All corporate action required to be taken by Contributor to execute and deliver this Agreement has been taken by Contributor and no further approval of any member, partner, shareholder, manager, officer, board, court, or other body is necessary to permit Contributor to execute and deliver this Agreement. 8.1.3 Binding Obligation. This Agreement and all other documents to be executed and delivered by Contributor pursuant to the terms of this Agreement will on the date such Agreement and documents are fully executed and delivered constitute legal, valid, and binding obligations of Contributor, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting generally the enforcement of creditors’ rights, and statutes or rules of equity concerning the enforcement of the remedy of specific performance (collectively, the "Enforceability Exceptions"). 8.1.4 NoConsent. No notice to, declaration, filing or registration with, or authorization, consent or approval, or permit from, any domestic or foreign governmental regulatory body or authority, or any person, is necessary in connection with (i) the execution and delivery of this Agreement by Contributor, or (ii) the consummation and performance by Contributor of the transactions contemplated by this Agreement. 8.1.5 Violation of Law. Neither the execution and delivery of this Agreement by Contributor, nor the consummation by Contributor of the transactions contemplated hereby, nor compliance by Contributor with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provisions of, or constitute a material default (or an event which, with notice or lapse of time or both, would constitute a material default) under any note, bond, mortgage, indenture, deed of trust, security or pledge agreement, license, lease, franchise, permit, agreement or other instrument or obligation to which Contributor is a party as of the Effective Date or the Close of Escrow, as applicable, or to which Contributor or the Property may be subject as of the Effective Date or the Close of Escrow, as applicable, or (11) violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to Contributor or the Property as of the Effective Date or the Close of Escrow, as applicable. 8.1.6 No Litigation. To the Actual Knowledge of Contributor (as defined in Section 8.2 below), there is no litigation, arbitration, legal or administrative suit, action, proceeding or investigation of any kind, pending or threatened in writing (nor any basis therefor), 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -14-

which questions, directly or indirectly, the validity or enforceability of this Agreement as to Contributor. 8.1.7 Compliance with Laws. To the Actual Knowledge of Contributor, neither Contributor nor any of the Contributor Parties have received any written notice that the Property is currently in violation of any federal, state or local law, statute, ordinance, rule or regulation. 8.1.8 Proceedings. There are no lawsuits, actions, arbitrations or proceedings (including, without limitation, condemnation proceedings) pending and served, or, to the Actual Knowledge of Contributor, threatened which affect the Property. 8.1.9 No Leases or Other Property Reports. Contributor has not entered into any leases or other agreements (whether oral or written) affecting or relating to the rights of any party with respect to the possession, use or occupation of the Property or any portion thereof which will be in effect after the Close of Escrow, except for (1) any matters included in the Permitted Exceptions, and (11) any matters that were otherwise disclosed in writing prior to the Effective Date. Contributor has not granted any person or entity (other than Transferee pursuant to this Agreement) the right to acquire, lease, encumber or obtain any interest in the Property, except for (A) any matters included in the Permitted Exceptions, and (B) any matters that were otherwise disclosed in writing prior to the Effective Date. 8.1.10 Documents and Materials. All of the documents and other materials relating to the physical and environmental condition of the Property delivered by Contributor to Transferee on or prior to the Effective Date are true and complete copies of such documents and other materials in Contributor's possession (provided Contributor makes no representation or watranty as to the accuracy of any information contained in such documents or materials). 8.1.11 No Contracts. There are no contracts, warranties, guaranties, bonds or other agreements relating to the Property as of the Effective Date that affect or will affect the Property, except for (i) any matters included in the Permitted Exceptions, and (ii) any matters that were otherwise disclosed in writing prior to the Effective Date. 8.1.12 Environmental. There are no legal actions that have been served and are currently pending against Contributor or to the Actual Knowledge of Contributor against any of the Contributor Parties alleging that the Property contains Hazardous Materials that are in violation of applicable environmental laws, and to the Actual Knowledge of Contributor, other than as may be disclosed in the Environmental Reports, (i) there are no Hazardous Materials located on or under the Property in violation of applicable environmental laws, and (11) there are no legal actions that have been threatened against Contributor or to the Actual Knowledge of Contributor against any of the Contributor Parties alleging that the Property contains Hazardous Materials that are in violation of applicable environmental laws. To the Actual Knowledge of Contributor, the Environmental Reports constitute all of the final reports concerning environmental matters with respect to the Property that are in Contributor's possession or control. 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -15-

8.1.13 Most Knowledgeable Individuals. Contributor's Representatives are the individuals employed or affiliated with Contributor that have the most knowledge and information regarding the representations and warranties made in this Section 8.1. 8.1.14 No Untrue Statements. To the Actual Knowledge of Contributor, no representation, warranty or covenant of Contributor in this Agreement contains or will contain any untrue statement of material facts or omits or will omit to state material facts necessary to make the statements or facts contained therein not misleading. 8.2. Actual Knowledge of Contributor. The term "Actual Knowledge of Contributor" means the actual present knowledge of Contributor's Representatives without regard to any imputed or constructive knowledge and without any duty of inquiry or investigation. In no event shall any of Contributor's Representatives have any liability for the breach of any of the representations or warranties set forth in this Agreement. 8.3 Survival. The representations and warranties of Contributor set forth in Section 8.1.7 (Compliance with Laws) through Section 8.1.12 (Environmental) (collectively, the "Property Representations and Warranties") shall survive for a period of one (1) year after the Close of Escrow. No claim for a breach of any of the Property Representations or Warranties will be actionable or payable if (1) DP Member, on behalf of Transferee, does not notify Contributor in writing of such breach and commence a "legal action" thereon within one (1) year after the Close of Escrow, or (11) the breach in question results from or is based on a condition, state of facts or other matter which was actually known to Transferee and to DP Member prior to the Close of Escrow. 8.4 Limitations. Notwithstanding anything to the contrary contained in this Agreement, (i) the maximum aggregate liability of Contributor, and the maximum aggregate amount which may be awarded to and collected by Company, the Project Company and/or any other party (including, without limitation, DP Member) for any breach of any of the Property Representations and Warranties shall, under no circumstances whatsoever, exceed ten percent (10%) of the "Agreed Value" (as defined in the Company Agreement) of the Property (the "CAP Amount"); and (ii) no claim by Company and/or the Project Company (and/or any other party) alleging a breach by Contributor of any of the Property Representations and Warranties may be made, and Contributor shall not be liable for, any judgment in any action based upon any such claim, unless and until such claim, either alone or together with any other claims by Company and/or the Project Company (and/or any other party) alleging a breach by Contributor of any such Property Representation and Warranty, is for an aggregate amount in excess of Fifty Thousand Dollars ($50,000) (the "Floor Amount"), in which event Contributor's liability respecting any final judgment concerning such claim or claims shall be for the entire amount thereof, subject to the CAP Amount set forth in clause (1) above provided, however, that if any such final judgment is for an amount that is less than or equal to the Floor Amount, then Contributor shall have no liability with respect thereto. 9. Transferee's Representations and Warranties. 9.1 Representations and Warranties. As of the Effective Date and as of the Close of Escrow, each of the statements in this Section 9.1 shall be a true, accurate and full 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -16-

disclosure of all facts relevant to the matters contained therein. Transferee hereby represents and warrants as follows for the sole and exclusive benefit of Contributor, each of which is material and is being relied upon by Contributor as of the Effective Date and as of the Close of Escrow: 9.1.1 Due Formation. Transferee is a duly organized limited liability company validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to enter into and carry out the terms of this Agreement. 9.1.2 Required Actions. All limited liability company action required to be taken by Transferee to execute and deliver this Agreement has been taken and no further approval of any member, partner, shareholder, manager, officer, board, court, or other body is necessary to permit Transferee to execute and deliver this Agreement. 9.1.3 Binding Obligation. This Agreement and all other documents to be executed and delivered by Transferee pursuant to the terms of this Agreement will on the date such Agreement and documents are fully executed and delivered constitute legal, valid, and binding obligations of Transferee, enforceable in accordance with their terms, except as such enforceability may be limited by any Enforceability Exception. 9.1.4 NoConsent. No notice to, declaration, filing or registration with, or authorization, consent or approval, or permit from, any domestic or foreign governmental regulatory body or authority, or any person, is necessary in connection with (i) the execution and delivery of this Agreement, or (ii) the consummation and performance by Transferee of the transactions contemplated by this Agreement. 9.1.5 Violation of Law. Neither the execution and delivery of this Agreement, nor the consummation by Transferee of the transactions contemplated hereby, nor compliance by Transferee with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provisions of, or constitute a material default (or an event which, with notice or lapse of time or both, would constitute a material default) under any note, bond, mortgage, indenture, deed of trust, security or pledge agreement, license, lease, franchise, permit, agreement or other instrument or obligation to which Transferee is a party or to which Transferee may be subject, or (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to Transferee. 9.1.6 No Litigation. To the Actual Knowledge of Transferee (as defined in Section 9.2 below), there is no litigation, arbitration, legal or administrative suit, action, proceeding or investigation of any kind, pending or threatened in writing (nor any basis therefor), which questions, directly or indirectly, the validity or enforceability of this Agreement to Transferee. 9.1.7 Most Knowledgeable Individuals. Transferee's Representatives are the individuals employed or affiliated with Transferee that have the most knowledge and information regarding the representations and warranties made in this Section 9.1. 9.1.8 No Untrue Statements. To the Actual Knowledge of Transferee, no representation, warranty or covenant of Transferee in this Agreement contains any untrue 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -17-

statement of material facts or omits to state material facts necessary to make the statements or facts contained therein not misleading. 9.2 Actual Knowledge of Transferee. The term "Actual Knowledge of Transferee" means (a) with respect to Company, the actual present knowledge of Transferee's Representatives without regard to any imputed or constructive knowledge and without any duty of inquiry or investigation, and (b) with respect to the Project Company, the actual present knowledge of Transferee’s Representatives without regard to any imputed or constructive knowledge and without any duty of inquiry or investigation. In no event shall any of Transferee's Representatives have any liability for the breach of any of the representations or warranties set forth in this Agreement. 10. Notices. All notices or other communications required or permitted hereunder shall be in writing, and shall be delivered or sent, as the case may be, by any of the following methods: (i) personal delivery, (ii) overnight commercial carrier, (iii) registered or certified mail, postage prepaid, return receipt requested, (iv) facsimile, or (v) email. Any such notice or other communication shall be deemed received and effective upon the earlier of (A) if personally delivered, the date of delivery to the address of the person to receive such notice; (B) if delivered by overnight commercial carrier, one (1) day following the receipt of such communication by such carrier from the sender, as shown on the sender's delivery invoice from such carrier; (C) if mailed, on the date of delivery as shown by the sender's registry or certification receipt; (D) if given by facsimile, when sent; or (E) if given by email, when sent. Any notice or other communication sent by facsimile or email must be confirmed within forty-eight (48) hours by letter mailed or delivered in accordance with the foregoing to be effective. Any reference herein to the date of delivery, receipt, giving, or effective date, as the case may be, of any notice or other communication shall refer to the date such communication becomes effective. Notices shall be addressed as follows: To Contributor: At Contributor's Notice Address set forth in Section 3 of Article I above With copies to: Allen Matkins Leck Gamble Mallory & Natsis LLP 2010 Main Street, 8" Floor Irvine, California 92614 Attention: Britney Willhite, Esq. Email: bwillhite@allenmatkins.com To Company: At Company's Notice Address set forth in Section 4 of Article I above 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -18-

With copies to: TRC-DP 1, LLC c/o Dedeaux Properties 1222 6" Street Santa Monica, California 90401 Attn: Brett Dedeaux and Matt Evans Emails: brettd@dedeauxproperties.com; matte@dedeauxproperties.com To Escrow Holder: At Escrow Holder's Address set forth in Section5 of Article I above Notice of change of address shall be given by written notice in the manner detailed in this Section 10. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice or other communication sent. 11. Broker Commissions. Company, the Project Company and Contributor hereby represent and warrant to the other that no broker or finder has been engaged by the representing party, and no finder, brokerage, advisory, or other fee has been incurred by such representing party, in connection with the parties entering into this Agreement, the Company Agreement or the Project Company LLC Agreement, or in connection with conveying the Property to Company (or to the Project Company, as applicable), or to such representing party's knowledge is in any way connected with the parties entering into this Agreement. If any such claims for fees of brokers, finders, advisors, or other such third parties arise from or are connected with the consummation of this Agreement, then Company, the Project Company and Contributor shall indemnify, defend, and hold the others harmless from and against such claims if they shall be based upon any statement, representation, or agreement by the indemnifying party. The terms and obligations of this Section 11 shall expressly survive the Closing. 12. Default. 12.1. Default by Contributor. If Contributor fails to perform any of the material covenants or agreements contained herein which are to be performed by Contributor, then DP Member, on behalf of Company or the Project Company, may, at its option and as its exclusive remedy, either (i) terminate this Agreement by giving written notice of termination to Contributor and Contributor shall pay to DP Member an amount, not to exceed Fifty Thousand Dollars ($50,000) to reimburse DP Member for the actual, third party, out-of-pocket expenses incurred by DP Member in connection with its investigations and due diligence review of the Property and the negotiation of this Agreement, and the parties shall have no further rights or obligations to one another under or with respect to this Agreement (except to the extent any such rights or obligations expressly survive the termination of this Agreement), or (ii) seek specific performance of this Agreement. If DP Member, on behalf of the Company or the Project Company, elects the remedy in clause (ii) above, then Company or the Project Company must commence and file such specific performance action in the appropriate court not later than thirty (30) days following the Closing 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -19-

Date. The foregoing shall not limit the rights and obligations of the parties to the Company Agreement arising from a default by Contributor hereunder. 12.2 Default by Transferee. 12.2.1 Caused by DP Member. If Transferee fails to perform any material covenant or agreement to be performed by Transferee under this Agreement as a result of the acts or omissions of DP Member, then Contributor shall be entitled to pursue any remedies available at law or in equity against Transferee. Nothing herein shall limit TRC Member's rights (in its capacity as a member of Company) under the Company Agreement in the event of a default by DP Member under the Company Agreement. Notwithstanding any other provision of this Agreement, Transferee shall not be deemed to be in breach or default hereunder if Transferee fails to perform any material covenant or agreement to be performed by Transferee under this Agreement as a result of the acts or omissions of Contributor whether under this Agreement or the Company Agreement. 12.2.2 Caused by TRC Member. If Transferee fails to perform any material covenant or agreement to be performed by Transferee under this Agreement as a result of the acts or omissions of TRC Member (in its capacity as a member of Company), then Transferee shall have the same remedies as set forth in Section 12.1 above for a default by Contributor; provided, however, that the prosecution, management, and control of any action relating to such default shall be vested solely in DP Member subject to, and in accordance with, the terms of Section 2.15 of the Company Agreement. Nothing contained in this Agreement shall limit DP Member's rights under the Company Agreement in the event of a default by Contributor (in its capacity as a member of Company) under the Company Agreement. 12.3. No Consequential Damage. Except as set forth below in this Section 12.3, no party to this Agreement shall have any liability for any punitive damages, lost profits, special damages or consequential damages based on any default or alleged default by any other party under this Agreement. The provisions of the preceding sentence shall not limit the potential liability of Contributor (1) if specific performance of the acquisition of the Property by Transferee has been made impossible or impracticable due to Contributor's intentional wrongful acts, (11) for any punitive damages, lost profits, special damages or consequential damages based on the intentional fraud of Contributor, or (111) for any punitive damages, lost profits, special damages or consequential damages based on the intentional fraud of Transferee resulting from the acts or omissions of DP Member. 13. Assignment. No party hereto shall have the right to assign all or any part of its interest in this Agreement created pursuant hereto without the express prior written consent of the other party hereto, which consent may be withheld in each such party's sole and absolute discretion, except as expressly set forth in Section 1 above. The foregoing provisions of this Section 13 shall not limit or restrict the rights of any party under the Company Agreement or the Project Company LLC Agreement. DP Member is an express third party beneficiary of this Agreement with respect to the provisions hereof that expressly reference DP Member. 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -20-

14. Miscellaneous. 14.1 Governing Law. The provisions of this Agreement shall be construed and enforced in accordance with the laws of the State of California. Subject to Section 14.6 below, Contributor and Transferee hereby irrevocably consent to the exclusive jurisdiction of the state and federal courts located in California and to the exclusive venue of Kern County Superior Court and the District Court for the Eastern District of California for any action or proceeding arising out of, or relating to, this Agreement to the maximum extent allowed by law. 14.2 Preservation of Intent. If any provision of this Agreement is determined by any court having jurisdiction to be illegal or in conflict with any laws of any state or jurisdiction, then the parties agree that such provision shall be modified to the extent legally possible so that the intent of this Agreement may be legally carried out. If any provision contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect or for any reason, then the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the parties' rights and privileges shall be enforceable to the maximum extent permitted by law. 14.3. Waiver. No consent or waiver, express or implied, by a party to or of any breach or default by any other party in the performance by such other party of such other party's obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party hereunder. Failure on the part of a party to complain of any act or failure to act of any other party or to declare any other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such non- complaining or non-declaring party of the latter's rights hereunder. 14.4 Successors and Assigns. Subject to the provisions of Section 13 above, this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. 14.5 Attorneys' Fees. If any litigation, arbitration or other proceeding is commenced between or among the parties or their representatives in any way arising out of, or relating to, this Agreement, then the prevailing party or parties shall be entitled, in addition to such other relief as may be granted, to have and recover from the other party or parties reasonable attorneys' fees and all costs, taxable or otherwise, including, without limitation, those for expert witnesses, of such action. Any judgment or order entered in any legal proceeding shall contain a specific provision providing for the recovery of all costs and expenses of suit including, without limitation, reasonable attorneys' fees, costs and expenses incurred in connection with (1) enforcing, perfecting and executing such judgment; (ii) post judgment motions; (iii) contempt proceedings; (iv) garnishment, levee, and debtor and third-party examinations; (v) discovery; and (vi) bankruptcy litigation. 14.6 Arbitration. Any action to resolve any controversy or claim arising out of, or related to in any way to, this Agreement, including, without limitation, any alleged breach of this Agreement and any claim based upon any tort theory, however characterized shall be resolved through a binding arbitration before an arbitrator in accordance with the terms of Section 13.18 of 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -21-

the Company Agreement, which terms are incorporated herein by reference. Contributor and Company shall each be treated as a "member" under Section 13.18 of the Company Agreement solely for purposes of determining the rights, duties and obligations of Contributor and Company under such arbitration provisions. 14.7. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF CONTRIBUTOR AND TRANSFEREE HEREBY WAIVES EACH SUCH PARTY'S RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING, OR OTHER LITIGATION OF ANY TYPE BROUGHT BY CONTRIBUTOR OR TRANSFEREE AGAINST THE OTHER OF SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF CONTRIBUTOR AND TRANSFEREE AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY AN ARBITRATOR AS PROVIDED ABOVE BUT THIS WAIVER SHALL BE EFFECTIVE EVEN IF, FOR ANY REASON WHATSOEVER, SUCH CLAIM OR CAUSE OF ACTION CANNOT BE TRIED BY SUCH ARBITRATOR. WITHOUT LIMITING THE FOREGOING, EACH OF CONTRIBUTOR AND TRANSFEREE FURTHER AGREES THAT EACH SUCH PARTY'S RIGHT TO A TRIAL BY JURY IS WAIVED TO THE MAXIMUM EXTENT ALLOWED BY LAW BY OPERATION OF THE FOREGOING AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT. EDP | COMPANY'S CONTRIBUTOR'S INITIALS INITIALS 2D | PROJECT COMPANY'S INITIALS 14.8 Entire Agreement. The Company Agreement and this Agreement (including all exhibits and schedules attached hereto) are the final expression of, and contain the entire agreement between, the parties with respect to the subject matter hereof and supersede all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein. This Agreement may be executed in one (1) or more counterparts, each of which shall be an original, and all of which together shall constitute a single instrument. The parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto. 14.9 Time of Essence/Business Days. Contributor and Company hereby acknowledge and agree that time is strictly of the essence with respect to each and every term, 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -22-

Docusign Envelope ID: 5868677F-2AC5-40C4-8991-BDA029909246 the Company Agreement, which terms are incorporated herein by reference. Contributor and Company shall each be treated as a "member" under Section 13.18 of the Company Agreement solely for purposes of determining the rights, duties and obligations of Contributor and Company under such arbitration provisions. 14.7. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF CONTRIBUTOR AND TRANSFEREE HEREBY WAIVES EACH SUCH PARTY'S RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING, OR OTHER LITIGATION OF ANY TYPE BROUGHT BY CONTRIBUTOR OR TRANSFEREE AGAINST THE OTHER OF SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF CONTRIBUTOR AND TRANSFEREE AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY AN ARBITRATOR AS PROVIDED ABOVE BUT THIS WAIVER SHALL BE EFFECTIVE EVEN IF, FOR ANY REASON WHATSOEVER, SUCH CLAIM OR CAUSE OF ACTION CANNOT BE TRIED BY SUCH ARBITRATOR. WITHOUT LIMITING THE FOREGOING, EACH OF CONTRIBUTOR AND TRANSFEREE FURTHER AGREES THAT EACH SUCH PARTY'S RIGHT TO A TRIAL BY JURY IS WAIVED TO THE MAXIMUM EXTENT ALLOWED BY LAW BY OPERATION OF THE FOREGOING AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIJS AGREEMENT. KEMIV / COMPANY'S CONTRIBUTOR'S INITIALS INITIALS / PROJECT COMPANY'S INITIALS 14.8 Entire Agreement. The Company Agreement and this Agreement (including all exhibits and schedules attached hereto) are the final expression of, and contain the entire agreement between, the parties with respect to the subject matter hereof and supersede all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein. This Agreement may be executed in one (1) or more counterparts, each of which shall be an original, and all of which together shall constitute a single instrument. The parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto. 14.9 Time _of Essence/Business Days. Contributor and Company hereby acknowledge and agree that time is strictly of the essence with respect to each and every term, 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -22-

condition, obligation and provision hereof and that failure to timely perform any of the terms, conditions, obligations or provisions hereof by either party shall constitute a material breach of and a non-curable (but waivable) default under this Agreement by the party so failing to perform. Unless the context otherwise requires, all periods terminating on a given day, period of days, or date shall terminate at 5:00 p.m. (Pacific time) on such date or dates, and references to "days" shall refer to calendar days except if such references are to "business days" which shall refer to days which are not Saturday, Sunday or a legal holiday. Notwithstanding the foregoing, if any period terminates on a Saturday, Sunday or a legal holiday, under the laws of the State of California, then the termination of such period shall be on the next succeeding business day. 14.10 Construction. Headings at the beginning of each paragraph and subparagraph are solely for the convenience of the parties and are not a part of this Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to sections are to this Agreement. All exhibits and schedules referred to in this Agreement are attached and incorporated by this reference. 15. Scope of Representation. Contributor, Company and the Project Company each acknowledge and agree that (i) Allen Matkins Leck Gamble Mallory & Natsis LLP has only represented the interests of Contributor, and has not represented DP Member, Company, the Project Company or any other party, (ii) Cozen O'Connor has only represented the interests of DP Member, in its capacity as a member of Company, and has not represented Contributor, Company, the Project Company or any other party, and (iii) Company and the Project Company have decided not to retain separate counsel to represent its respective interest in connection with this Agreement and the transactions contemplated herein. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -23-

Docusign Envelope ID: 5868677F-2AC5-40C4-8991-BDA029909246 IN WITNESS WHEREOF, Contributor and Company have executed this Contribution Agreement and Joint Escrow Instructions as of the Effective Date. "Contributor" TEJON INDUSTRIAL CORP., a California corporation [tue Nhl. (V By: 2E817514A8434B8.. Name: Hugh F. McMahon IV Its: Executive Vice President "Company" TRC-DP 1, LLC, a Delaware limited liability company By: DP NOJET, LLC, a Delaware limited liability company Its: Administrative Member By: Name: Its: 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -24-

IN WITNESS WHEREOF, Contributor and Company have executed this Contribution Agreement and Joint Escrow Instructions as of the Effective Date. "Contributor" TEJON INDUSTRIAL CORP., a California corporation By: Name: Its: "Company" TRC-DP 1, LLC, a Delaware limited liability company By: DP NOJET, LLC, a Delaware limited liability company Its: Administrative Member we Rt <2, 2 Name: Brett Dedeaux Its: Manager 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -24-

JOINDER BY PROJECT COMPANY The Project Company hereby agrees to the terms and conditions applicable to the Project Company set forth in this Agreement, and accepts the obligations of the Project Company set forth in this Agreement. Dated: April 21 , 2026 TRC-DP1 OWNER, LLC, a Delaware limited liability company Name: Brett Dedeaux Title: Authorized Signatory 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt

JOINDER BY ESCROW HOLDER Escrow Holder hereby acknowledges that it has received this Agreement executed by Contributor and Company and accepts the obligations of and instructions for Escrow Holder set forth herein. Escrow Holder agrees to disburse and/or handle any and all funds and documents in accordance with this Agreement. Dated: 94/23 — n006 CHICAGO TITLE COMPANY Kall By: = % Name: Kris Klask Title: Escrow Officer 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -2-

EXHIBIT "A" LEGAL DESCRIPTION OF LAND THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF COUNTY OF KERN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF PARCEL 4 OF SAID PARCEL MAP 12519, FROM WHICH THE EAST QUARTER OF SAID SECTION 30 BEARS NORTH 00°19°18” WEST, A DISTANCE OF 1182.94 FEET. SAID LINE ALSO BEING THE CENTERLINE OF DEL ORO DRIVE TO THE POINT OF BEGINNING. THENCE SOUTH 00°19718” EAST ALONG THE CENTERLINE OF DEL ORO DRIVE, A DISTANCE OF 1104.63 FEET. THENCE SOUTH 89°49°48” WEST ALONG THE NORTH LINE OF LOT 2 OF LOT LINE ADJUSTMENT 15-22, RECORDED AS A DOCUMENT NO. 222113294, O.R., AS DISTANCE OF 1137.87 FEET. THENCE NORTH 00°10712” WEST, A DISTANCE OF 1104.82 FEET. THENCE NORTH 89°50’23” EAST, A DISTANCE OF 1138.16 FEET TO THE POINT OF BEGINNING. EXCEPTING THEREFROM (1) ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, ALL GOLD, SILVER, PRECIOUS AND SEMI-PRECIOUS METALS, STONES AND OTHER SIMILAR MINERALS, ALL SAND, GRAVEL, ROCK, CONCRETE AGGREGATE AND OTHER SIMILAR MATERIALS, AND ALL OTHER HYDROCARGONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, OF WHATEVER KIND OR CHARACTER (COLLECTIVELY “MINERALS”), WHETHER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD “MINERALS” AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD AND SHALL INCLUDED, WITHOUT LIMITATION, ALL HYDROCARBONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, METALLIC AND NONMETALLIC, SOLID, LIQUID OR GASEOUS) WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (II) ALL SALT WATER WHICH IS IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (II) THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, MINE, EXTRACT, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, ALL MINERALS AND SALT WATER WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (IV) THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PROPERTY TO EXPLORE FOR AND THEREAFTER PRODUCE AND EXTRACT MINERALS WHICH MAY BE PRODUCED FROM NEIGHBORING LANDS; (V) THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT MINERALS BY REPRESSURING THE SUBSURFACE SANDS AND STRATA WITH FLUIDS OR GASES OR BY SUCH OTHER " " 4864-6332-3090.10 EXHIBIT "A 373745.00010/10-10-24/pdo/agt -|-

METHOD OR METHODS AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY DEEM ADVISABLE, AND TO INJECT IN AND STORE AND THEREAFTER REMOVE SUCH FLUIDS AND GASES, WHETHER OR NOT INDIGENOUS TO THE PROPERTY; (VID THE RIGHT AT ALL TIMES, AND WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING THE PROPERTY DEEMED NECESSARY BY GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, TO USE IN PROSPECTING, EXPLORING, DRILLING, MINING, PRODUCING, EXTRACTING AND REMOVING (INCLUDING, WITHOUT LIMITIATION , TO USE IN UNIT OPERATIONS, WATER FLOOD, THERMAL OR OTHER SECONDARY RECOVERY METHODS NOW OR’ HEREAFTER KNOWN), OR OTHER OPERATIONS _ IN CONNECTIONS WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED; AND (VID) THE RIGHT TO EXERCISE ALL RIGHTS HEREIN EXCEPTED AND RESERVED AND ANY AND ALL OTHER RIGHTS UPON THE PROPERTY INCIDENTAL TO OR CONVENIENT, WHETHER ALONE OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS AND SALT WATER HEREIN EXCEPTED AND RESERVED. ALSO EXCEPTING THEREFROM (I) ALL WATER, INCLUDING GROUNDWATER, AND ALL WATER RIGHTS, WHETHER CHARACTERIZED AS RANCHO RIGHTS, RIPARIAN, OVERLYING, CORRELATIVE, APPROPRIATE, PRESCRIPTIVE OR OTHERWISE, AND WHETHER OR NOT APPURTENANT, AND WHETHER ON THE SURFACE, BELOW THE SURFACE OR BORDERING THE PROPERTY, INCLUDING WITHOUT LIMITATION, THE RESERVATION OF ALL RIGHTS TO DIVERT WATER FROM WATER SOURCES ON THE PROPERTY AND TO PUMP, TAKE OR OTHERWISE EXTRACT OR USE GROUNDWATER FROM BELOW THE SURFACE OF THE PROPERTY, THROUGH WELLS GROUNDWATER IS PERCOLATING OR LOCATED IN AN UNDERGROUND CHANNEL, AND WHETHER SUCH WATER IN NATIVE OR FOREIGN; (I) ANY SHARES OF STOCK EVIDENCING AND SUCH WATER RIGHTS; AND (ID) ALL FIXTURES AND EQUIPMENT NOW USED FOR THE PRODUCTION OR DISTRIBUTION OF WATER ON, OR FOR THE IRRIGATION OR DRAINAGE OF, THE PROPERTY. THIS RESERVATION APPLIES WHETHER SUCH RIGHTS WERE HISTORICALLY EXERCISED OR REMAIN INCHOATE, AND WHETHER SUCH RIGHTS HAVE BEEN ADJUDICATED, AS RESERVED BY TEJON RANCH CORP, A CALIFORNIA CORPORATION IN A DEED RECORDED JANUARY 14, 2008, AS INSTRUMENT NO. 0208005797, OF OFFICIAL RECORDS. AND BEING PARCEL B, AS DESCRIBED IN THAT CERTAIN “CERTIFICATE OF COMPLIANCE” RECORDED MAY 15, 2025, AS DOCUMENT NO. 225054629, OF OFFICIAL RECORDS. APN: 238-390-92-00 (A PORTION) CONTAINING 28.86 GROSS ACRES, MORE OR LESS " " 4864-6332-3090.10 EXHIBIT "A 373745.00010/10-10-24/pdo/agt 2.

EXHIBIT "B" LIST OF INTANGIBLE PERSONAL PROPERTY None W " 4864-6332-3090.10 EXHIBIT "B 373745.00010/10-10-24/pdo/agt -|-

EXHIBIT "C" FORM OF BUILDER COVENANTS [See Attached] " " 4864-6332-3090.10 EXHIBIT "C 373745.00010/10-10-24/pdo/agt -|-

FORM OF DECLARATION OF BUILDER COVENANTS FOR PARCEL “2” of Lot Line Adjustment No. 2-25 WITHIN TEJON RANCH COMMERCE CENTER-EAST THIS DECLARATION OF BUILDER COVENANTS (this "Declaration") is made by TEJON INDUSTRIAL CORP., a California corporation (“Master Developer”), and TRC-DP 1 OWNER, LLC, a Delaware limited liability company (“Builder”), as of _________, 2026 (“Effective Date”). Master Developer and Builder are referred to individually as a “Party” or collectively as the “Parties.” RECITALS: A. Master Developer has improved, is in the process of improving and intends to improve in the future, in phases, a master planned mixed-use community known as Tejon Ranch Commerce Center-East (“TRCC-East”), by constructing Improvements, infrastructure, utilities and other structures comprising, in part, an apartment complex, a travel center, and other additional highway-oriented, mixed-use industrial, manufacturing, service and commercial facilities, including retail shopping centers, restaurants and lodging. B. Master Developer has created TRCC-East as a common interest development under the Davis-Stirling Common Interest Development Act. Master Developer previously recorded a Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Tejon Industrial Complex, now known as the Tejon Ranch Commerce Center, (“TRCC-West Declaration”) dated September 15, 2000, and Recorded on September 19, 2000 as Document # 0200116816 in the Kern County Official Records. The TRCC-West Declaration covers the west side of the Tejon Ranch Commerce Center, a commercial-industrial complex, located in Kern County, California, legally described in Exhibit A of the TRCC-West Declaration (“TRCC- West”). C. Master Developer then recorded a Supplemental Declaration to Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Tejon Ranch Commerce Center dated November 17, 2010, and Recorded on November 18, 2010 as Document #0210160740 in the Kern County Official Records (“Supplemental Declaration”). The Supplemental Declaration makes TRCC-East subject to the TRCC-West Declaration primarily for subjecting TRCC-East to the jurisdiction of the Tejon Industrial Complex Maintenance Association, a California nonprofit public benefit corporation (“Association”), but also subjecting TRCC-East to separate CC&Rs. D. In that regard, Master Developer then recorded a Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Tejon Ranch Commerce Center-East dated November 17, 2010, and Recorded on November 18, 2010 as Document #0210160741 in the Kern County Official Records (“TRCC-East Declaration”). The TRCC-East Declaration delegates and assigns to the Association the powers and functions, among others, of (i) owning, maintaining and administering the Maintenance Property for the use of its Members and authorized

- 2 - guests; (ii) administering and enforcing the restrictions under the TRCC-East Declaration; and (iii) collecting and disbursing the assessments and charges created under the TRCC-East Declaration. E. In connection with approval and permitting of the project for TRCC-East (“TRCC- East Project”), the Kern County Board of Supervisors has adopted, among other documents, the Tejon Industrial Complex-East Specific Plan (“Specific Plan”) on November 8, 2005, by Resolution No. 2005-466. The Specific Plan contains a comprehensive guide for design and development of TRCC-East, including standards for water quality, air quality, energy efficiency and other biological and environmental issues. The Specific Plan is not recordable as an exhibit to this Declaration. However, the cover page of the Specific Plan, and information on its location, is attached as Exhibit K. In implementation of the Specific Plan, and in connection with construction and development of TRCC-East, Master Developer has created design guidelines (“TRCC-East Design Guidelines”) to address design standards required under the Specific Plan. F. Builder is acquiring from Master Developer real property within TRCC-East shown on the map attached as Exhibit A and legally described in Exhibit B ("Builder Property” or “Burdened Property"). Builder is acquiring the Builder Property from Master Developer for development in accordance with the TRCC-East Declaration, the TRCC-East Design Guidelines, the Specific Plan and this Declaration. Master Developer is conveying the Builder Property to Builder in reliance on Builder's continuing compliance with these restrictions. G. Specifically, Builder has represented to Master Developer, and Master Developer is relying on the representation, that Builder intends to and shall develop the Builder Property in accordance with the general scheme of development of the TRCC-East Project described in the TRCC-East Declaration and this Declaration, and intends to initially construct an industrial warehouse (“Builder Project”) of approximately 510,385 interior square feet for operation and use as a distribution facility and ancillary uses (“Use”). If fully built out, the distribution facility will contain no more than 515,000 total gross interior square feet ("Maximum Square Footage"). H. Each buyer and user of real property within TRCC-East is required to comply with a form of builder covenants (“TRCC-East Builder Covenants”) that is to be negotiated for each buyer/user and Recorded as a covenant against the parcel transferred to each buyer/user to address specific development, construction, size and use standards for the specific parcel to be transferred. The TRCC-East Builder Covenants are intended to implement the TRCC-East Declaration with respect to the Builder Property, and are more detailed and site-specific than the TRCC-East Declaration. In the event of any conflict between the TRCC-East Builder Covenants and the TRCC-East Declaration, it is intended that the more specific provisions (which will generally be set forth in the TRCC-East Builder Covenants) will prevail. The subjects to be governed by the TRCC-East Builder Covenants describe and require without limitation site layout, including drive locations and signage; site signage; a master grading plan and service point connections; maximum square footage of the improvements and air emissions limits assigned to the Builder Property; permitted Use of the Builder Property; conceptual building elevations and signage; borrow and disposal sites and conditions of borrow and disposal; a conceptual landscape plan; and dedicated Maintenance Property. This Declaration constitutes the TRCC-East Builder Covenants for the Builder Property.

- 3 - DECLARATION; BURDENED PROPERTY: A. Master Developer declares that all of the Burdened Property shall be held, sold, conveyed, encumbered, hypothecated, leased, used, occupied and improved subject to the Restrictions, including the covenants, conditions, restrictions, reservation of easements and equitable servitudes contained in this Declaration, the TRCC-East Declaration, the Supplemental Declaration and the TRCC-East Design Guidelines or any other restrictions imposed under the Specific Plan or other governmental permits and approvals, including mitigation measures and conditions of approval, all of which are for the purpose of preserving and protecting the value, attractiveness and desirability of the Burdened Property, in furtherance of a comprehensive plan for the protection, maintenance, subdivision, improvement, use and sale of the Burdened Property, or any portion thereof. B. The covenants, conditions, restrictions, reservation of easements, equitable servitudes, liens and charges set forth in this Declaration, the TRCC-East Declaration, the Supplemental Declaration, the TRCC-East Design Guidelines, or imposed under the Specific Plan or other governmental permits and approvals, including mitigation measures and conditions of approval, shall (i) run with the Burdened Property; (ii) be binding upon all persons having any right, title or interest in the Burdened Property, or any part thereof, their heirs, successive owners and assigns; (iii) inure to the benefit of every portion of the Burdened Property; (iv) inure to the benefit of and be binding upon Master Developer and its successive owners and each Owner and its respective successors-in-interest; and (v) may be enforced by Master Developer, any Owner or the Association. ARTICLE 1: DEFINITIONS The initially capitalized words and phrases used in this Declaration shall have the meanings specified in this Article 1, or if not defined in this Article 1, are defined in the TRCC-East Declaration: 1.1 Advertising Displays. Advertising Displays mean all signs, flags, banners and advertising displays used by Builder on the Builder Property. 1.2 Association. Association means the Tejon Industrial Complex Maintenance Association, a California nonprofit public benefit corporation (formed under the Nonprofit Mutual Benefit Corporation Law), and its successors and assigns. The Association is an "association" as defined in California Civil Code Section 1351(a). 1.3 Benefited Property. Benefited Property means the real property to which the benefit of this Declaration inures. As of the Effective Date, the Benefited Property is the real property shown on the map attached as Exhibit C and legally described in Exhibit D, and is also defined as TRCC-East. Master Developer may unilaterally delete, substitute for or add to the Benefited Property any of the Remaining Annexable Area now or hereafter owned by Master Developer. If fee title to any portion of the Benefited Property is conveyed by Master Developer to a

- 4 - third party ("Transferred Parcel"), this Declaration shall cease to benefit the Transferred Parcel unless the grant deed conveying the Transferred Parcel or a separate recorded document executed by Master Developer expressly assigns to the grantee of the Transferred Parcel the benefits of this Declaration, which runs with the Transferred Parcel by specific reference to this Declaration. Master Developer may make such assignment as to all or a portion of Master Developer's rights under this Declaration. Any merger of Master Developer with or into another entity or the acquisition of all or any portion of the equity in Master Developer by a third party will not be deemed a conveyance of the Benefited Property triggering the applicability of this Section 1.3. 1.4 Builder. Builder means the entity so identified in the first paragraph. 1.5 Builder Improvements. Builder Improvements mean the Improvements, whether on-site or off-site the Builder Property, that Builder is obligated to construct, as shown on the Development Plan. 1.6 Builder Project. Builder Project means the project to be constructed and maintained by Builder on the Builder Property which is designated in Recital G. 1.7 Builder Property. Builder Property means the real property shown on the map attached as Exhibit A and legally described in Exhibit B, and is also defined as the Burdened Property. 1.8 Builder Representatives. Builder Representatives means Builder, any partner of Builder, and their respective officers, directors, shareholder members, partners, employees, agents, representatives and affiliates. 1.9 Burdened Property. Burdened Property means the real property which is burdened by this Declaration. The Burdened Property is shown on the map attached as Exhibit A and legally described in Exhibit B, and is also defined as the Builder Property. 1.10 Close of Escrow. Close of Escrow means the date on which a deed, ground lease or other instrument is Recorded by Master Developer conveying a Lot in TRCC-East, including the Builder Property, with the exception of grant deeds between Master Developer and any successor to the rights of Master Developer. 1.11 Committee. Committee means the Architectural Review Committee designated for TRCC-East pursuant to Article 5 of the TRCC-East Declaration. 1.12 County. County means the County of Kern, in the State of California, and it’s various departments, divisions, employees and representatives. 1.13 Declaration. Declaration means this Declaration of Builder Covenants, and all exhibits thereto, as amended from time to time.

- 5 - 1.14 Deed. Deed means the grant deed conveying the Builder Property by Master Developer, as grantor, to Builder, as grantee. 1.15 Intentionally Deleted. 1.16 Development Documents. Development Documents mean the written agreements between Master Developer and Builder (or Builder’s parent company), Recorded and not Recorded, or binding Builder of Record, concerning the acquisition, design, development, construction, disposition and sale of the Builder Property, and shall include without limitation the Specific Plan, the TRCC-East Declaration, the TRCC-East Design Guidelines, this Declaration, the Deed and any related approvals by the Master Developer and the Association. 1.17 Development Plan. Development Plan means the development plan attached as Exhibit F. 1.18 Emissions Management Program. Emissions Management Program means the benefits granted by the Master Developer through the VERA, as further described in the Specific Plan, with respect to TRCC-East Project air emissions, as managed by Master Developer, and as more fully described in Article 5. 1.19 Environmental Laws. Environmental Laws is defined in Section 7.3.a.i. 1.20 Environmental Losses. Environmental Losses is defined in Section 7.3.e. 1.21 Force Majeure. Force Majeure is defined in Section 4.9. 1.22 Governmental Authority. Governmental Authority means any federal, state, County and any other local or municipal governmental entity or agency, including a Local Governmental Agency. 1.23 Hazardous Substance. Hazardous Substance is defined in Section 7.3.a.ii. 1.24 Hazardous Substance Activity. Hazardous Substance Activity is defined in Section 7.3.a.iii. 1.25 Hazardous Substance Claims. Hazardous Substance Claims is defined in Section 7.3.a. iv. 1.26 Improvement(s). Improvement(s) means all structures, landscaping and appurtenances thereto, including without limitation buildings, outbuildings, walkways, irrigation systems, storm drainage systems, streets, parking areas, signs, lighting, fences, screening walls, retaining walls, stairs, hedges, windbreaks, plantings, planted trees and shrubs, fire breaks, signs and monumentation.

- 6 - 1.27 Landscaping Plans. Landscaping Plans means landscaping and irrigation plans for all landscaping to be installed by Builder. 1.28 Laws. Laws mean all laws, statutes, ordinances, rules, regulations, requirements, permits, or approvals promulgated by any federal, state or local governmental entity with jurisdiction over TRCC-East (including the Local Government Agency) or any business, use or operation thereon, as the same may, from time to time, be amended, superseded, supplemented, modified or revised. 1.29 Local Governmental Agency. Local Governmental Agency means the County and any other local or municipal governmental entity or agency, including without limitation any special assessment district, water district, joint powers authority, maintenance district or community facilities district. 1.30 Losses. Losses means all costs, liabilities, losses, damages, injuries, claims and expenses, including reasonable attorneys' fees and costs arising from the activities on the Builder Property of the Requesting Party and its agents and employees, and from mechanic's, materialmen’s and other liens resulting from such conduct. 1.31 Lot. Lot means any lot or parcel of land shown upon any Recorded Subdivision Map of any portion of TRCC-East (as the lot or parcel may be modified by any Recorded lot line adjustment), together with the Improvements, if any, thereon, including any Common Area, but excluding any Maintenance Property. 1.32 Maintenance Entity. Maintenance Entity means the Association or another entity which is formed and responsible for maintaining the Maintenance Property. 1.33 Maintenance Property. Maintenance Property means all the real and personal property and Improvements which are owned in fee simple or otherwise by the Association, or over which the Association has an easement or responsibility for the use, care or maintenance thereof, for the common benefit, use and enjoyment of the Owners, as further provided in Article 9 of the TRCC-East Declaration. As of the Effective Date, the Maintenance Property maintained by the Association consists of street landscaping and lighting, as shown on Exhibit E attached to the TRCC-East Declaration. A conceptual map of the Maintenance Property to be located within the Builder Property is attached as Exhibit E. As additional Maintenance Property is completed, the Maintenance Property will be more specifically defined in future amendments or supplements to the TRCC-East Declaration, or in a future TRCC- East Builder Covenants for specific Lots, as provided in Section 3.2.a of the TRCC- East Declaration. 1.34 Master Developer. Master Developer means Tejon Industrial Corp., a California corporation, its successors, and any other Person to which it assigns, exclusively or nonexclusively, any of its rights hereunder by an express written and Recorded assignment. Any assignment may include only specific rights of the

- 7 - Master Developer hereunder and may be subject to the conditions and limitations as the Master Developer may impose in its sole discretion. As used in this Section, "successor" means any Person who acquires Master Developer or substantially all of its assets, or who merges with Master Developer by sale, merger, reverse merger, consolidations, sale of stock or assets, operation of law or otherwise. 1.35 Maximum Square Footage. Maximum Square Footage means the total gross interior square foot number set forth in Section 4.3. 1.36 Mortgage/Deed of Trust. Mortgage or Deed of Trust means any mortgage or deed of trust or other conveyance of a Lot or other portion of TRCC- East to secure the performance of an obligation, which will be reconveyed upon the completion of the performance. 1.37 Mortgagee-Beneficiary/Mortgagor-Trustor. Mortgagee means a Person to whom a Mortgage is made and includes the Beneficiary of a Deed of Trust. Mortgagor means a Person who mortgages its property to another (i.e., the maker of a Mortgage), and includes the Trustor of a Deed of Trust. The term "Trustor" is synonymous with the term "Mortgagor," and the term "Beneficiary" is synonymous with the term "Mortgagee." 1.38 Notice. Notice means any notice, consent, waiver, demand, request or other instrument or communication provided for under this Declaration or by law to be served upon or to be given to either Master Developer, Builder or other Owner. 1.39 OSHA. OSHA means the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651, et seq., and analogous legislation in California. 1.40 Other Builder. Other Builder means the Person engaged in the development of a Lot in TRCC-East, including in the Remaining Annexable Area, other than Builder. If Master Developer or other Owner constructs buildings or other Improvements on TRCC-East or Remaining Annexable Area, Master Developer shall be deemed to be an Other Builder. 1.41 [Reserved]. 1.42 Owner. Owner means any Person holding a fee simple interest of Record to a Lot. The term Owner includes a seller under an executory contract of sale, but excludes a Mortgagee. 1.43 Person. Person means a natural individual, a corporation, partnership or any other entity with the legal right to hold title to real property. 1.44 Public Property. Public Property means all walls, median strips, streets, freeway right-of-way and freeway interchange, slopes, berms, landscaping, equestrian trails, sidewalks and irrigation and drainage systems and other areas and Improvements on public property designated for maintenance by a Local

- 8 - Government Agency under the TRCC-East Declaration, the Supplemental Declaration, any agreement or Recorded Subdivision Map. 1.45 Record; Recorded; Recordation. Record, Recorded or Recordation means, with respect to any document, the recordation of the document in the Office of the Kern County Recorder. 1.46 Remedial Work. Remedial Work means any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature required under any Environmental Law, judicial order, or by any Governmental Authority in response to any Hazardous Substance Claims. 1.47 Requesting Party. Requesting Party means the party requesting a right of entry license pursuant to Section 7.1. 1.48 Restrictions. Restrictions mean this Declaration, the TRCC-East Declaration, the Supplemental Declaration, the TRCC-East Design Guidelines, all governing documents of the Association, including its Articles, Bylaws and Rules and Regulations, and any other restrictions imposed by Master Developer or the Association or imposed under the Specific Plan or other governmental permits and approvals, including mitigation measures against TRCC-East. 1.49 Intentionally Deleted. 1.50 Intentionally Deleted. 1.51 Site Improvement Plans. Site Improvement Plans means street improvement, parking and driveway plans for the construction and maintenance of street improvements, parking areas, driveways and utilities on the Burdened Property. 1.52 Specific Plan. Specific Plan means the Tejon Industrial Complex-East Specific Plan adopted by the County Board of Supervisors on November 8, 2005 by Resolution No. 2005-466, as it may be amended from time to time. The Specific Plan is not recordable as an exhibit to this Declaration. However, the cover page of the Specific Plan, and information on its location, is attached as Exhibit K. 1.53 Subdivision Map. Subdivision Map means the Recorded final subdivision map, parcel map, tract map, lot line adjustments or certification of compliance for a Lot. 1.54 Supplemental Declaration. “A” Supplemental Declaration means any declaration of covenants, conditions, restrictions and reservation of easements or similar document adding real property to TRCC-East or supplementing the TRCC- East Declaration which may be Recorded under Article 3 of the TRCC-East Declaration. “The” Supplemental Declaration means the Supplemental Declaration to Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Tejon Ranch Commerce Center dated November 17, 2010, and recorded on

- 9 - November 18, 2010 as Document #0210160740 in the Kern County Official Records. 1.55 SJVAPCD. SJVAPCD means the San Joaquin Valley Air Pollution Control District. 1.56 TRCC-East. TRCC-East means the commercial-industrial complex located in Kern County, California, on the east side of Interstate 5, known as the Tejon Ranch Commerce Center-East, shown on the map attached as Exhibit C and legally described in Exhibit D, together with the portions of the Remaining Annexable Area which are annexed to TRCC-East under Article 3 of the TRCC- East Declaration. TRCC-East is also defined as the Benefited Property. TRCC-East is classified as a "common interest development" as defined in California Civil Code Section 1351(c). 1.57 TRCC-East Builder Covenants. TRCC-East Builder Covenants mean builder covenants Recorded as Lots are conveyed to Owners in TRCC-East, as amended from time to time. 1.58 TRCC-East Declaration. TRCC-East Declaration means the Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Tejon Ranch Commerce Center-East dated November 17, 2010, and Recorded on November 18, 2010 as Document #0210160741 in the Kern County Official Records, as amended from time to time. 1.59 TRCC-East Design Guidelines. TRCC-East Design Guidelines mean the guidelines, requirements, rules and regulations for TRCC-East which have been prepared and issued by the Committee (or Master Developer until the time that Master Developer has assigned its rights and powers to the Committee under Section 5.3 of the TRCC-East Declaration), and approved and adopted by Master Developer for the purpose of assisting the Owners in preparing plans and specifications for Improvements and in preparing other plans, specifications and selecting materials (including designs for signs and the like) which are subject to review by the Committee under the TRCC-East Declaration, as amended from time to time. Because the Specific Plan mandates additional design requirements, the TRCC-East Design Guidelines also incorporate applicable provisions of the Specific Plan. 1.60 Use. Use means the allowed use of the Builder Property set forth in Section 5.2. 1.61 VERA. VERA means the Voluntary Emission Reduction Agreement between Master Developer and SJVAPCD, as amended from time to time.

- 10 - ARTICLE 2: PRIVATE AND PUBLIC REGULATION OF DEVELOPMENT, OPERATIONS AND USES IMPOSED BY SPECIFIC PLAN, SUPPLEMENTAL DECLARATION, TRCC-EAST DECLARATION, TRCC-EAST DESIGN GUIDELINES AND THIS DECLARATION 2.1 Acknowledgement of Receipt. Builder acknowledges that it has been provided with, has read and understands the Development Documents, including the TRCC-East Declaration, the TRCC-East Design Guidelines, the Specific Plan, the VERA, this Declaration, the Supplemental Declaration and the Deed, prior to the Close of Escrow. 2.2 Strict Approval Process. In connection with any proposal for development of an Improvement on the Builder Property, and prior to commencing any due diligence, design and development work, or in connection with the Builder Project or the Use on the Builder Property, and prior to commencing the Builder Project or the Use, Builder is strongly advised first to re-review the Specific Plan, the TRCC-East Declaration, the TRCC-East Design Guidelines, this Declaration and the Supplemental Declaration, and contact the Master Developer with any questions. Builder shall comply with the approval process detailed in Article 4 of the TRCC-East Declaration and shall follow the requirements of the Specific Plan, the TRCC-East Declaration, the TRCC-East Design Guidelines and this Declaration, and shall also comply with the requirements of all governmental agencies, federal, state and local. ARTICLE 3: MAINTENANCE PROPERTY 3.1 Construction of Maintenance Property. All landscape improvements that fall within the boundaries of the Maintenance Property as shown on the Master Easement Map attached as Exhibit J shall be installed by Master Developer, if not already existing, and/or protected in place during construction, and repaired and restored by Builder if damaged by Builder during construction. 3.2 Maintenance of Maintenance Property by Master Developer; Within Builder Property. Master Developer shall, at its option, be entitled to maintain all or any portion of the Maintenance Property located within the Builder Property, whether constructed by Master Developer or Builder. 3.3 Reserved. 3.4 Take-Over of Maintenance of Maintenance Property by Association. The Builder Property shall be subject to the jurisdiction of the Association formed under the TRCC-West Declaration, as provided in Article 5 of the TRCC-West Declaration. The Association is responsible for the maintenance of the Maintenance Property as provided in the TRCC-West Declaration. However, as set forth in Section 3.3.f of the TRCC-East Declaration, a community services or other district

- 11 - may be formed to maintain the Maintenance Property. The Maintenance Property to be located within the Builder Property is conceptually shown on Exhibit E. The Maintenance Property within the Builder Property shall be subject to adjustment in Master Developer's reasonable discretion in order to accommodate finished grade elevations and other developmental adjustments. Master Developer shall prepare appropriate legal descriptions and maps depicting the Maintenance Property on the Builder Property, and Builder shall convey fee title to or an easement for maintenance over the Maintenance Property in the Builder Property to the Association as requested by the Master Developer. All drawings or descriptions of the Maintenance Property to be attached to documentation annexing or conveying the Maintenance Property to the TRCC-East Declaration shall be prepared by an engineer or consultant selected by Master Developer. ARTICLE 4: DEVELOPMENT OF IMPROVEMENTS 4.1 Development of Improvements- In General. In addition to the development of Improvements provisions contained in Article 4 of the TRCC-East Declaration, the following provisions shall be applicable to the specific development of Improvements on the Builder Property. All development of Improvements on the Builder Property shall be in compliance with the following master plans for TRCC- East, as they apply to the Builder Property: (i) the Master Grading Plan attached as Exhibit G; (ii) the Master Utility Connection Plan attached as Exhibit H; (iii) the Master Site Plan attached as Exhibit I; and (iv) the Master Easement Map which is attached as Exhibit J. In the event any of the foregoing is amended or otherwise modified in any manner applicable to the Builder Property, Master Developer shall deliver a copy of the modified plan or document to Builder, and Builder shall thereafter comply with the plan or document as so modified. 4.2 Construction of Improvements. a. Development Plan. Builder has represented to Master Developer that it has purchased the Burdened Property to construct thereon a distribution facility pursuant to the Development Plan attached as Exhibit F. The Development Plan also designates approved uses for the Burdened Property. The Development Plan shall be in strict conformance with the Specific Plan, TRCC- East Design Guidelines and all other approval documents, including the EIR, mitigation measures, conditions of approval and VERA, and Builder shall not deviate from the Development Plan without first obtaining Master Developer's prior written consent, which consent may be withheld at Master Developer's sole discretion. Builder acknowledges that adherence to the Development Plan is a material consideration which induced Master Developer to sell the Burdened Property to Builder. Master Developer may approve modifications to the Development Plan, which approval shall be within Master Developer's sole discretion without regard to the impact of such modification on any Other Builder. Master Developer acknowledges that the Development Plan attached as Exhibit F sets forth the general specifications for the initial construction of the distribution facility, and that after such initial construction Builder may modify or expand the distribution facility, provided that any such modification or expansion shall be in strict conformance with the Development Documents and all requirements and processes of any

- 12 - Governmental Authority. Any Development Plan established for any Other Builder is subject to Section 6.8.e of the TRCC-East Declaration. 4.3 Maximum Square Footage; Use. The Burdened Property shall initially be developed with an industrial warehouse of approximately 510,385 gross interior square feet for operation and use as a distribution facility (“Use”). At full build-out the distribution facility can contain no more than 515,000 total gross interior square feet (“Maximum Square Footage”). The land may be developed for no other Use or Maximum Square Footage without Master Developer's prior written approval, which Master Developer may withhold in its sole discretion. Builder understands and acknowledges that compliance with the Use and Maximum Square Footage limitations is a critical component of the Emissions Management Program, and that Builder’s failure to comply with such requirements is a material default under this Declaration. 4.4 Development Restrictions. a. Plans. No construction or alteration of any Improvements on the Burdened Property, specifically including the exterior of any building, loading dock or area, storage area, advertising device, sign, landscaping, irrigation system, utility, slope drainage facility, street, driveway, parking areas, monumentation, or lighting facilities or devices shall be commenced, erected or maintained upon the Burdened Property (or on adjacent or nearby real property owned by Master Developer, if any), and no rough or precise grading or alteration of drainage and no documentation shall be submitted to the Local Governmental Agency in connection therewith, until Builder has first submitted the following documents and any modifications thereof to Master Developer and Master Developer has approved the same in writing within 15 days after submittal (provided that Master Developer may in its sole discretion assign its approval rights to the Association): i. Subdivision Maps. Copies of any Subdivision Map and other materials Builder proposes to submit to a Governmental Authority for approval in order to subdivide the Burdened Property. The Subdivision Map shall provide for the construction of one or more buildings totaling not more than the Maximum Square Footage on the Burdened Property. ii. Site Improvement, Parking and Driveway Plans. Site Improvement Plans, specifically including parking and driveway plans, for the construction and maintenance of street Improvements, parking areas, driveways, including shared access, and utilities on the Burdened Property. The Site Improvement Plans shall be consistent with plans for other streets within the Builder Project. iii. Architectural Plans. Plans for exterior elevations showing the size (interior and exterior) of the Improvements and roof equipment, if any, and floor plan showing overall facility layout, restrooms and sewer line routing ("Architectural Plans"). The Architectural Plans shall include any documents

- 13 - necessary to obtain approval from the Local Governmental Agency to build the Improvements. iv. Colors and Materials. Plans and samples showing the exterior and roof materials and colors for buildings and other Improvements to be constructed on the Burdened Property. v. Landscaping Plans. Landscaping Plans, specifically including irrigation plans, for all landscaping to be installed by Builder on the Burdened Property ("Landscape Areas"). The Landscaping Plans shall be consistent with the Specific Plan, the TRCC-East Design Guidelines and landscaping plans for other similar landscaped areas within the TRCC-East Project. vi. Signage and Lighting. Plans showing the location, design, content and type of all signs, advertising devices, monumentation and lighting of any kind to be constructed on the Burdened Property. vii. Wall and Fence Plans. Wall and fence plans showing the location and design of walls and fences to be constructed on the Burdened Property. 4.5 Installation of Improvements. In addition to Builder's other obligations under this Declaration and the Development Documents, Builder, at its sole cost, shall cause Improvements on the Burdened Property to be constructed and installed in the manner and within the time required by all applicable Laws. Without limiting any provision of any Development Documents, Builder shall be responsible for payment of all Local Governmental Agency assessments, connection charges or other fees applicable to the Burdened Property. 4.6 Force Majeure. Builder is excused from meeting the completion date set forth in the construction schedule for so long as the completion is rendered impossible or would result in hardship due to action of the elements, fire or other casualty, war, riot, labor dispute, inability to procure or general shortage of labor or material in the normal channels of trade, delay in transportation, delay in inspections, governmental action or inaction or moratorium or any other cause beyond the reasonable control of the Builder, whether similar or dissimilar to these examples (“Force Majeure”). Financial inability or hardship is not deemed Force Majeure. Upon written request made prior to the expiration of the completion date, Master Developer or the Committee may, in their sole respective discretions, extend the time for completing the work. ARTICLE 5: OPERATIONS AND USES 5.1 Operations and Uses - In General. In addition to the operations and uses provisions contained in Article 7 of the TRCC-East Declaration, the following provisions set forth specific permitted or prohibited operations and uses on the Builder Property.

- 14 - 5.2 Permitted Operations and Uses - Specific to Builder Property. Builder shall use the Burdened Property for no use other than (i) operation and use as a distribution facility and ancillary uses, including but not limited to minor assembly of parts or kitting or packaging, or (ii) any other use identified under the Specific Plan as industrial. Upon completion the distribution facility will contain no more than 515,000 gross interior square feet. Builder shall use the Burdened Property for no other use or purpose. 5.3 Prohibited Operations and Uses - Specific to Builder Property. Builder is prohibited from using the Builder Property for any use other than the uses permitted in Section 5.2. Specifically, without limitation, the Burdened Property shall not be used for a restaurant, café, coffee shop, or fast food uses, as defined in the Specific Plan, or other facilities for the preparation of food and beverages for onsite or offsite retail sale, which would result in the generation of additional air emissions as regulated by the Specific Plan and the VERA, as described in Section 5.4. Such uses are prohibited notwithstanding any provision in the TRCC-East Declaration, Specific Plan, applicable zoning and governmental requirements, or any other document or agreement which permits such use on the Builder Property. Builder may engage in food service uses for employees of the distribution facility which do not utilize a ventilation or exhaust hood or otherwise generate additional air emissions as regulated by the Specific Plan and the VERA. 5.4 Emissions Management Program- Specific to Builder Property. a.VERA/Specific Plan. Master Developer has modeled and mitigated all stationary sources of air emissions planned for the Specific Plan area of TRCC-East, with overall square footage limitations for industrial, commercial and furniture manufacturing uses, but with built-in flexibility for determining consistency or compatibility with the modeled uses. As a result, no Independent Source Review (explained in Section 5.4.c) is required for these modeled and planned stationary sources so long as the square footage limitations are not exceeded and uses are consistent with modeling and the Specific Plan. The Specific Plan requires tracking by the County of unmodeled and unplanned stationary sources of air emissions proposed in the future for the Specific Plan area of TRCC-East, with overall limitations on total emissions from these sources and also subject to the square footage and use limitations. b. Content of VERA. Master Developer has entered into the VERA with the SJVAPCD. The VERA has mitigated all of the indirect sources of air emissions that are proposed and approved in the Specific Plan area of TRCC-East, and therefore exempts such indirect sources from the Indirect Source Review of the SJVAPCD. As a result, no additional permitting for these indirect sources of air emissions is required so long as the square footage limitations set forth in the Specific Plan are not exceeded and the use limitations are not violated. c. Benefits of VERA. The benefits provided by the VERA with respect to air emissions (“Emission Management Program”) include premitigated air emissions, based on a defined maximum square footage and uses. The result is that Owners or the developers of individual Lots are not subject to an “Indirect Source Review.” The Indirect Source Review is a process required and overseen by the SJVAPCD that evaluates emissions from a given project and charges said

- 15 - project for emission levels the project and its resulting operations generate. Historically, resulting fees from an Indirect Source Review have been significant. To assure the benefits of VERA are realized by the Owner of a Lot, the maximum square footage defined for that Lot cannot be exceeded and the planned use must be in accordance with a specified use. The Owner of a Lot is not limited from changing the use or square footage for site development, but before doing so, must obtain the prior approval of Master Developer, which Master Developer may grant or withhold in its sole discretion. In determining whether to grant approval, the Owner must demonstrate to Master Developer that there will be no negative effect on Master Developer’s plans for the TRCC-East Project or on other existing or proposed users in the TRCC-East Project. If Master Developer grants approval, the Owner of that Lot shall be required to comply with all requirements of the Indirect Source Review process, prepare an Indirect Source Review Assessment and pay all fees associated with and as result of the Indirect Source Review process. In summary, any development of a use different that that defined or of a square footage greater than the defined maximum square footage is subject to Master Developer’s prior approval and compliance with the Indirect Source Review process. d. Strict Enforcement and Special Remedies. Each Owner, by taking title to a Lot, understands and acknowledges that compliance with the operations and uses requirements is a critical component of the TRCC-East Project and the Emission Management Program, and that Owner’s failure to comply with such requirements may cause the entire TRCC-East development to violate the air emissions requirements of the Specific Plan and VERA. Should Owner fail to comply with these requirements, Owner shall be considered in breach or default of this Declaration and, in addition to the remedies specified in Section 9.8, Declarant shall also have the special remedies specified in Section 9.11. e. Builder Covenants as to Size and Use. Builder agrees to initially construct an industrial warehouse of approximately 510,385 gross interior square feet for operation and use as a distribution facility. At full build-out the distribution facility can contain no more than 515,000 total gross interior square feet. The distribution facility shall not include a restaurant. Builder shall provide to Master Developer, when reasonably possible to do so, the final square footage of the first phase of the distribution facility. ARTICLE 6: SIGNS 6.1 Signs- In General. In addition to the signs and advertising provisions contained in Article 8 and elsewhere in the TRCC-East Declaration, the following provisions relate to specific sign issues on the Builder Property. If Builder has elected to lease a sign panel on the TRCC-East pylon sign, Builder shall be bound by Master Developer’s form of Pylon Sign Lease signed either at the Close of Escrow for the purchase of the Burdened Property or any time thereafter. 6.2 Advertising Displays. All Advertising Displays used by Builder on the Burdened Property or elsewhere within TRCC-East shall be approved in writing by Master Developer as to size, location, design and content, prior to their use, which approval shall be at Master Developer’s sole discretion. If an Advertising Display is being proposed in connection with the construction of any Improvement, it shall

- 16 - be included in the Application by Builder seeking approval for the display and considered by the Committee under the provisions of Section 6.3 of the TRCC-East Declaration. If an Advertising Display is being proposed by Builder at some other time (i.e., not in connection with the construction of any Improvement), Builder shall submit the proposed display to the Committee for its consideration. The basis for any approval shall be as set forth in Section 6.4 of the TRCC-East Declaration. Builder may, with Master Developer’s prior written consent, place street directional signs for the Lot on other property owned by Master Developer in TRCC-East. Such signs shall be comparable to street directional signs and TRCC-East project identification monuments presently existing in TRCC-East. Master Developer, for the benefit of Master Developer and other Owners in the Property, reserves the right to place on each Lot the Advertising Displays and street directional signs as are deemed reasonably necessary by Master Developer. Such right shall not be unreasonably or discriminatorily exercised by Master Developer. 6.3 Signs on Builder Property. If Builder desires to install any signs on the Builder Property, Builder shall develop and submit a site specific signage plan and submit same to Master Developer and the Committee for prior written approval. Upon receipt of written approval from Master Developer and the Committee, Builder shall obtain approval by the Local Governmental Agency. ARTICLE 7: INDEMNIFICATION 7.1 Right of Entry License and Indemnification. a. Right to Enter Builder Property. Upon 20 days written request to Master Developer and Builder (an “Entry Notice”), by Master Developer or any person to whom Master Developer shall have transferred fee title or a leasehold interest to any of the Benefited or Remaining Annexable Area adjacent to the Builder Property (“Requesting Party”), Builder, subject to the following conditions, shall permit the Requesting Party to enter upon portions of the Builder Property located within the greater of (a) 60 feet of the property line of such adjacent property or (b) 20 feet past the top of the nearest slope on the Builder Property, for purposes of making minor slope modifications and minor daylight fills to such portions of the Builder Property as may be required in order to complete the grading and development of the adjacent property (but without modifying the existing grade of the Builder Property at the top of the slope) owned by the Requesting Party (“Entry Work”). The Entry Notice shall include a statement of the specific location or locations of entry needed, a description of the type and scope of the work which Requesting Party desires to undertake on the Builder Property, and the name of a contact person with whom Builder can coordinate the details of the entry and its impact on the Builder Property. Builder will cooperate with Requesting Party to accommodate Requesting Party’s needs and schedule; provided, however, no such Entry Work shall (i) interfere with or interrupt Builder’s business operations, (ii) result in an ongoing breach of the security of Builder’s operations or the Builder Property, (iii) result in any permanent damage to the Builder Property or the Builder Improvements, or (iv) require or result in any change in design, grade, or any other aspect of the Builder Property or Builder Improvements upon completion of the work (items (i) through (iv) are referred to herein collectively as “Prohibited Results”, or individually as a “Prohibited Result”.) If Builder

- 17 - reasonably believes that Requesting Party’s Entry Work would have such a Prohibited Result, Builder and Requesting Party shall meet and confer and endeavor to agree on an alternative plan or time for the Entry Work that, as nearly as possible, allows the Entry Work to proceed in a timely manner without resulting in a Prohibited Result. Prior to the commencement of the Entry Work, Requesting Party, in cooperation with Builder, shall undertake and complete construction or installation of fencing or other security measures, in each case reasonably acceptable to Builder, to maintain the security of the Builder Improvements and the Builder’s business operations. Requesting Party shall restore the Builder Property to its condition immediately prior to the commencement of the Entry Work, and shall repair, replace or restore any Builder Improvements, or other property of Builder or Master Developer that are damaged, harmed or disturbed as a result of the Entry Work, whether same be above or below ground. Requesting Party’s obligations include compliance with all environmental rules and regulations, and the removal from the Builder Property of all Hazardous Materials or other by-products of construction. No Requesting Party shall be allowed to make modifications to any slope or other portion of the Builder Property or Builder Improvements or otherwise perform any work which materially affects the developability, marketability, use or value of, or business operations at the Builder Property or any portion thereof. b. Indemnification. The Requesting Party shall defend, indemnify and hold harmless Builder and the Builder Property from and against all Losses, arising from the activities on the Builder Property of the Requesting Party and its agents and employees, and from mechanic's, materialmen’s and other liens resulting from such conduct. All Entry Work shall be conducted in accordance with all Laws, and under valid permits, and it shall be undertaken and completed in a good and workmanlike manner, using industry standard or higher safety practices. The Requesting Party shall also, prior to entering upon any portion of the Builder Property on which the work is to be performed, deliver to Builder a certificate of liability insurance maintained by the Requesting Party having coverage in the amount of $2,000,000, with Builder, Master Developer and the additional parties listed in Section 8.3 named as additional insureds. c. Separate Right of Entry to Master Developer. Builder confirms that it has also granted to Master Developer a license to enter the Builder Property, as provided and subject to the indemnification provisions in a separate written agreement between Master Developer and Builder (or Builder’s parent company). 7.2 General Indemnification and Release. a. General Indemnification. Builder shall defend and indemnify Master Developer and its parent, subsidiary and affiliated companies, and its partners and their respective directors, officers, employees, agents, assignees, shareholders, affiliates and representatives (collectively “Indemnitees"), from and against all Losses suffered by any person or property arising from, caused by or relating to any of the following occurring at any time after Builder's possession of the Builder Property, even if prior to Recordation of title to Builder, or as a result of an act or omission by Builder or its agents and employees: (i) the ownership, use, development or sale of the Builder Property or any portion thereof; (ii) any defect in grading or defect in the design or construction of or material in any Improvement constructed on the Builder Property; (iii) the condition of the Builder Property, including a defect in soil, or in the preparation of soils or in the design and completion of grading on the Builder Property; (iv) the release or placement of any Hazardous Substance below in, on or near the soil or groundwater under the Builder Property,

- 18 - whether known or unknown; (v) any act or omission of Builder or its officers, directors, shareholder members, partners, employees, agents, representatives and affiliates ("Builder Representatives"); (vi) an accident or casualty on the Builder Property; (vii) breach of any representation or warranty contained herein by Builder or a Builder Representative; (viii) a violation or alleged violation of any Laws by Builder of a Builder Representative now or hereinafter enacted; (ix) slope erosion, sloughing or failure or subsurface geological groundwater condition on, adjacent or near the Builder Property, including the effect of such conditions on the Builder Property and Improvements constructed on the Builder Property as well as the effect of such conditions on Builder's development, use and sale of the Builder Property; (x) the application of principles of strict liability with respect to any act or omission of Builder, a Builder Representative, Master Developer or an Indemnitee in connection with the Builder Property; (xi) any other cause whatsoever in connection with the Builder Property, Builder's use of the Builder Property or any other property or Builder's performance under this Declaration or the Development Documents; and (xii) the negligence or willful misconduct, including without limitation the breach of any representations or warranties in this Declaration or the Development Documents by Builder or a Builder Representative in the development, construction, grading or other work performed on or off the Builder Property by Builder or a Builder Representative or otherwise in connection with the development of the Builder Project or any defect in such work. However, nothing in this Section 7.2.a shall operate to relieve Master Developer or an Indemnitee from any losses found by a court of competent jurisdiction to have been caused by the negligence or willful misconduct of Master Developer or an Indemnitee. b. General Release. As a material consideration to Master Developer in selling the Builder Property to Builder, Builder releases Master Developer and the Indemnitees from, and waives on its behalf, and on behalf of its successors and assigns, all claims, demands and causes of action against Master Developer and the Indemnitees for all Losses related to the Builder Property. These release and waiver provisions (i) shall apply to any claim or action brought by a private party or by a Governmental Authority, or under Laws now or hereinafter in effect; (ii) are intended to apply to Losses occurring at any time after Builder's possession of the Builder Property, even if prior to Recordation of title to Builder, and to Losses occurring before or after the conveyance of the Builder Property by Builder to a Person, Builder being obligated to obtain defend/indemnification agreements with that Person; and (iii) are intended to apply to Losses incurred by Master Developer or an Indemnitee or their respective property as well as by Builder or any third parties and their property. c. Specific Release of Claims Against Master Developer. With respect to design, construction methods, materials, locations and other matters for which Master Developer has given or will give its approval, recommendation or other direction, these release/waiver and defend/indemnifications provisions shall apply whether or not Master Developer gave approval, recommendation or other direction. However, nothing in this Section 7.2.c shall operate to relieve Master Developer or an Indemnitee from any losses found by a court of competent jurisdiction to have been caused by the negligence or willful misconduct of Master Developer or an Indemnitee. d. Acknowledgement of Civil Code Section 1542. Builder acknowledges that it has been advised by its legal counsel and is familiar with the provisions of California Civil Section 1542, and Builder expressly waives any right it may have under Civil Code Section 1542 and under any other statute or common law legal principle of similar effect. Section 1542 provides as follows:

- 19 - A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known to him or her, would have materially affected his or her settlement with the debtor or released party. Master Developer’s Initials: _____ Builder’s Initials: _____ e. Limited Exception to Release for Construction Disputes. Builder may, in its sole discretion, maintain a lawsuit or other action against consultants, experts, contractors or design professionals hired by Master Developer in connection with work performed on the Builder Property under a written contract ("Construction Entities") to obtain damages for Losses suffered as a result of Builder's indemnification and release of Master Developer, to the extent caused by the Construction Entities. In that regard, to the extent it possesses and may assign same, Master Developer nonexclusively assigns its rights and interests in and to any relevant contracts or subcontracts, for the limited purposes stated herein, without any obligation by Master Developer to participate in such lawsuit or action, as a party or otherwise, and without any responsibility, warranty, representation or liability for any outcome or damages awarded. 7.3 Handling of Hazardous Substances; Environmental Indemnification. a.Definitions. i. Environmental Laws. All present and future federal, state or local laws (whether common law, statute, rule, regulation or otherwise), permits, orders and any other requirements of the Local Governmental Agency relating to the environment or to any Hazardous Substance or Hazardous Substance Activity, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.) as amended from time to time, and the applicable provisions of the California Health and Safety Code and California Water Code. ii. Hazardous Substance. Any (i) chemical, compound, material, mixture or substance that is now or hereinafter defined or listed in, or otherwise classified pursuant to any Environmental Law as a "hazardous substance," "hazardous material," "hazardous waste," "extremely hazardous waste," "infectious waste," "toxic waste," "toxic pollutant," or any other formulation intended to define, list or classify substances by reason of deleterious properties or affect and (ii) petroleum, petroleum by-products and refined products, natural gas, natural gas liquids, liquefied natural gas, synthetic gas usable for fuel (or mixtures of natural gas in such synthetic gas), ash, municipal solid waste steam, drilling fluids, produced waters and other wastes associated with the exploration, development and production of crude oil, natural gas or geothermal resources. iii. Hazardous Substance Activity. Any actual, proposed or threatened storage, use, holding, existence, release, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation

- 20 - of any Hazardous Substance from, under, onto or on the Builder Property or surrounding property. However, the use, installation, storage and maintenance by Builder in compliance with all Laws and in quantities reasonably necessary or normally used in the development of real property as contemplated in the Development Documents, shall not be considered a Hazardous Substance Activity. iv. Hazardous Substance Claims. Any and all enforcement, investigation, cleanup, removal or other governmental or regulatory notices, actions or orders threatened, instituted or completed pursuant to any Environmental Law, together with all claims made or threatened by any third party against Builder, Master Developer, an Indemnitee or the Builder Property, relating to damage, construction, cost, recovery, compensation, loss or injury resulting from any Hazardous Substance. b. No Hazardous Wastes. Builder shall not engage in any Hazardous Substance Activity or allow Builder Representatives or any other parties directly or indirectly employed by Builder or Builder Representatives or reasonably under their control to do so in violation of any Environmental Law. Builder shall keep and maintain and cause Builder Representatives to keep and maintain the Builder Property in compliance with, and Builder shall not cause or permit the Builder Property to be in violation of, Environmental Law. Neither Builder nor a Builder Representative shall conduct any activity on the Builder Property or allow the Builder Property to be in violation of any Environmental Law. c. Notice to Master Developer. Builder shall immediately give Master Developer written notice of (i) any Hazardous Substance Activity on the Builder Property (whether permitted or not permitted hereunder) and all Hazardous Substance Claims against Builder or the Builder Property; (ii) any remedial action taken by Builder in response to any Hazardous Substances, on or under the Builder Property or any Hazardous Substance Claim; (iii) Builder's discovery of any occurrence or condition on the Builder Property that could cause the Builder Property to be subject to any restrictions on the ownership, occupancy, transferability or use of the Builder Property under any Environmental Law; and (iv) Builder's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Builder Property that could cause the Builder Property or any part thereof to be classified as a "border zone property" under the provisions of California Health and Safety Code Sections 25220 et seq., or any regulation adopted in accordance therewith, or to otherwise be subject to any restrictions on the ownership, occupancy, transferability or use of the Builder Property under any Environmental Law. Builder shall immediately provide Master Developer with copies of all communications with federal, state and local governments or agencies relating to Hazardous Substance Claims. d. Remedial Work. If any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature ("Remedial Work") is required under any Environmental Law, judicial order, or by any Governmental Authority in response to any Hazardous Substance Claims because of, or in connection with, the breach by Builder of any of its obligations in the Development Documents or the current or future presence, suspected presence, threatened or existing release or suspected release of Hazardous Substances in or into the air, soil, groundwater, surface water or soil vapor at, on, under or about the Builder Property, or the transportation of a Hazardous Substance through or from the Builder Property, Builder shall,

- 21 - within the time period as may be required under Laws, commence to perform or caused to be commenced, and thereafter diligently prosecute to completion, all Remedial Work on any portion of the Builder Property. If Builder at any time defaults in or fails to perform any of its obligations respecting Hazardous Substances, Master Developer shall have the right, but not the obligation, without limiting any of its other rights, upon 20 days written notice to Builder, to cure any such default, Builder shall pay to Master Developer, immediately upon demand 110% of all costs and expenses incurred by Master Developer in connection therewith, including without limitation attorneys' fees and court costs, which amount shall bear interest at the rate of 10% per annum from the date due until paid. e. Hazardous Substance Indemnification. Without limiting the generality of any other provision of the Development Documents, Builder shall defend and indemnify Master Developer, the Indemnitees and their respective property from and against all Losses, including cleanup costs, damages, any consequential damages, liability, deficiency, fine, penalty, punitive damage or expenses, technical consultant fees and attorneys' fees ("Environmental Losses") directly or indirectly resulting from, arising out of or based upon any of the following occurring after conveyance of the Builder Property to Builder: (i) the release, use, generation, discharge, storage or disposal of any Hazardous Substance to, on or in or from the Builder Property, or any residual contamination therefrom affecting any natural resource or the environment; (ii) the violation or alleged violation of Builder or Builder Representative of any statute, ordinance, order, rule, regulation, permit, judgment or license relating to the use, generation, release, discharge, storage or disposal or transportation of any Hazardous Substance, in, on, under or about, to or from the Builder Property; or (iii) any breach of any agreements and obligations of Builder under the Development Documents regarding Hazardous Substances. These release/waiver and defend/indemnification provisions shall include without limitation any damage, liability, fine, penalty, punitive damage, costs, including the costs of responding to any governmental process or administrative proceeding, or expense arising from or out of any claim, action, suit or proceeding for personal injury, including sickness, disease or death, tangible or intangible property damage, compensation for lost wages, business income, profits or economic loss, damage to the natural resources or the environment, nuisance, pollution, contamination, leak, spill, release or other adverse affect upon the environment. However, nothing in this Section 7.3.e shall operate to relieve Master Developer or an Indemnitee from any Environmental Losses found by a court of competent jurisdiction to have been caused solely by the negligence or willful misconduct of Master Developer or an Indemnitee. f. Survival of Covenants. All of Builder's release/waiver and defend/indemnification agreements in any of the Development Documents, including without limitation the covenants in this Article 7, shall survive the conveyance of all or any of the Builder Property and shall be binding on Builder until the last to occur of (i) such date as action against Master Developer is absolutely barred by the applicable statute of limitations or (ii) such date as any claim or action for which indemnification may be claimed under this Article 7 is fully and finally resolved and, if applicable, any compromise thereof or judgment or award thereon is paid in full by Builder, and Master Developer is reimbursed by Builder for any amounts paid by Master Developer in compromise thereof, or upon a judgment or award thereon and in defense of such action or claim, including attorneys' fees and costs. Neither payment nor a finding of liability or of any obligation to defend shall be a condition precedent to the enforcement of any indemnity or duty to defend provision herein or elsewhere in any Development Document, and if any action or proceeding shall

- 22 - be brought against an Indemnitee alleging any fact or circumstance for which Builder is to provide indemnification, Builder, upon notice from Master Developer, shall defend the same at Builder's sole cost by counsel approved in writing by Master Developer. As to its obligations hereunder, Builder waives the pleading or defense of any statute of limitations. ARTICLE 8: ENFORCEMENT OF RESTRICTIONS; MASTER DEVELOPER REMEDIES 8.1 Right of Enforcement. Subject to California Civil Code Sections 1354 and 1375, the Association, the successors in interest of the Association, any Owner, and Master Developer (so long as Master Developer owns a Lot in TRCC-East or the Remaining Annexable Area), may enforce any of the provisions of the Restrictions against any portion of TRCC-East which is in noncompliance, and against each Builder, the Association or any other Person or other Builder responsible for the noncompliance. The enforcement right shall include proceedings for damages, as well as proceedings to enjoin any violation of the Restrictions. Notwithstanding anything contained herein to the contrary, the right to administer and enforce the covenants and restrictions set forth in Article 2, Article 4 and Article 5 shall belong solely to Master Developer. 8.2 Reserved. 8.3 Violation of Law. Any violation of any state, municipal or local law, ordinance or regulation pertaining to the ownership, occupation or use of any of TRCC-East is deemed a per se violation of the Restrictions and subject to all of the enforcement procedures set forth in the Restrictions. 8.4 Remedies Cumulative. Each remedy provided under the Restrictions is cumulative and not exclusive. 8.5 No Waiver. Failure to enforce any provision of the Restrictions does not waive the right to enforce that provision or any other provision thereof. 8.6 Breach. Any breach by Builder of this Declaration is governed by this Declaration. Any breach by Builder of the TRCC-East Declaration is governed by the TRCC-East Declaration. 8.7 Inspection. Master Developer or its authorized representative may from time to time, at any reasonable hours, enter upon and inspect the Builder Property and the Improvements to ascertain compliance with the Development Documents, in particular this Declaration. In exercising its rights under this Section 8.7 Master Developer shall not unreasonably interfere with the rights or lawful activities on the Builder Property of Builder or any of Builder’s employees, agents, contractors or subcontractors. 8.8 Default and General Remedies. If Builder breaches, violates or fails to perform or satisfy any of the terms of this Declaration or the Development Documents ("Default"), which Default has not been cured within 10 days after

- 23 - written notice to Builder and to Builder's lender of record (if such lender has requested in writing to Master Developer that such notice be provided) from Master Developer to do so, Master Developer, at its sole option and discretion, may enforce any one or more of the remedies specified in Sections 9.8, 9.9, 9.10 and 9.11, or any other rights or remedies to which Master Developer may be entitled by law or equity, whether or not set forth herein. If, however, the Default is of a type which cannot reasonably be cured within 10 days, Master Developer shall withhold action against Builder so long as Master Developer continues to receive evidence that Builder (i) has commenced the curative process immediately upon notice and (ii) continues to diligently pursue the curing of the Default. The 10-day grace period shall not apply to payment under any of the other Development Documents or for obligations specified in this Declaration that include separate grace periods. 8.9 Damages. Master Developer may bring a suit for damages for any compensable breach of or non-compliance with any of the terms of this Declaration, or a suit for declaratory relief to determine the enforceability of any of the terms of this Declaration. 8.10 Equity. Builder acknowledges that a Default under this Declaration or the other Development Documents may cause Master Developer to suffer material injury or damage not compensable in money and that Master Developer shall be entitled to bring an action in equity or otherwise for specific performance to enforce compliance with the terms of this Declaration, or bring an action for an injunction to enjoin the continuance of any such breach or Default. 8.11 Special Remedies for Violation of Emissions Management Program. Builder understands and acknowledges that (i) compliance with the operations and uses requirements of this Declaration is a critical component of the TRCC-East Project and the Emissions Management Program and (ii) compliance with the operations and uses requirements of this Declaration and Builder Covenants entered into by Other Builders is important to Master Developer and all Owners, lessees and occupants of TRCC-East since those provisions premitigate air emissions for certain modeled and planned stationary sources, if the Parties remain in strict compliance with the Emissions Management Program . If the Emissions Management Program is not complied with, special and speedy remedies must be enforced in order to preserve the benefits for Master Developer and all Owners, lessees and occupants of TRCC-East. Therefore, the following special remedies are essential and are specifically read, understood and agreed to by Builder. a. Default and Cure Period. If Master Developer determines that Builder has violated any provision of the Emissions Management Program, Master Developer shall give a two business day written notice to Builder, stating the nature of the violation. If Builder has not cured, or commenced to cure, within that two business day period, Master Developer may exercise the special remedies specified in Section 9.11.b, in addition to any other remedies allowed by law or in equity, or otherwise provided in this Declaration.

- 24 - b. Special Remedies and Appeal. In light of the critical nature of the need to assure and enforce compliance with the Emissions Management Program, as an important benefit to doing business within TRCC-East, Master Developer shall have right, in its sole discretion, to exercise any or all of the following special remedies: i. Upon written demand by Master Developer, Builder shall cease and desist construction or operation of facilities on the Builder Property, within 48 hours, until the additional impacts of the construction or use have been mitigated to the satisfaction of the SJVAPCD, the County and to the sole satisfaction of Master Developer. ii. If Builder fails to comply with the cease and desist demand within the 48-hour period, Master Developer may enter onto the Builder Property and shall have the authority to order contractors, subcontractors and other laborers to cease and desist construction, and shall be authorized to take such other actions as may be reasonably necessary to cure any violations of the Emissions Management Program, and charge the costs of the self-help action, including attorneys’ fees and costs, back to Builder, until the additional impacts of the construction or use have been mitigated to the satisfaction of the SJVAPCD, the County and to the sole satisfaction of Master Developer. iii. If Builder fails to comply with the cease and desist demand within the 48-hour period, or resists the exercise of Master Developer’s self-help rights, by force or judicial action, and Builder has not taken corrective action to the sole satisfaction of Master Developer within 30 days after the date of Master Developer’s demand, Master Developer may assess a fee in the amount of $3,000 per day that Builder has failed to take the required corrective action, which the Parties have determined is a reasonable estimate of the additional administrative costs which would be incurred by Master Developer in such event. Such fee shall be in addition to other remedies available to Master Developer hereunder, and shall not preclude Master Developer from exercising any other remedies which are available to it. ARTICLE 9: TERM 9.1 Term. This Declaration shall continue in full force and effect and shall be binding upon all of the Builder Property and all persons or entities acquiring any interest in the Builder Property until the earlier to occur of (i) 99 years following the date of Recordation of this Declaration or (ii) the date on which Master Developer no longer owns or leases all or any portion of the Builder Project. Master Developer may, however, release any portion of the Builder Property from this Declaration in its sole discretion at any time for any reason without the approval of Builder or any Other Builder.

- 25 - ARTICLE 10: MISCELLANEOUS 10.1 Termination. Subject to Section 9.1, this Declaration may be validly terminated only by recordation of a proper instrument duly executed and acknowledged by Master Developer and Builder. 10.2 Amendment. This Declaration may be validly amended, modified or extended only by recordation of a proper instrument to that effect duly executed and acknowledged by Master Developer and Builder. 10.3 Assignment. a. By Master Developer. Master Developer may assign its rights and duties at any time without the consent of Builder, but only to a person or entity to whom Master Develop may transfer all or any part of TRCC-East. b. By Builder. Builder may assign its rights and duties at any time without the consent of Master Developer, but only to a person or entity to whom Builder may transfer all or any part of the Builder Property, but subject to any applicable restrictions on transfer contained in the Development Documents. 10.4 Binding Effect; Burdened Property. It is the intent of the Parties that the covenants, conditions, restrictions and agreements imposed by this Declaration shall encumber and burden only the Burdened Property and shall not in any manner burden or be binding upon the Benefited Property or the Remaining Annexable Area, but shall inure to the benefit of and be enforceable by Master Developer or its successor under Article 9 as the owner of the Benefited Property or the Remaining Annexable Area. The terms and conditions of this Declaration shall run and pass with each and every portion of the Burdened Property and shall be binding upon Builder, its successive owners and assigns, and shall benefit the Benefited Property and the Remaining Annexable Area. Every person or entity who now or hereafter owns or acquires any right, title or interest in or to any portion of the Burdened Property is and shall be conclusively deemed to have consented and agreed to every restriction, provision, covenant, condition, right and limitation contained herein, whether or not any reference to this Declaration is contained in the instrument by which such person or entity acquired an interest in the Burdened Property. If fee title to any portion of the Benefited Property is conveyed by Master Developer to a third party ("Transferred Parcel"), this Declaration shall cease to benefit the Transferred Parcel unless the grant deed conveying the Transferred Parcel or a separate recorded document executed by Master Developer expressly assigns to the grantee of the Transferred Parcel the benefits of this Declaration, which runs with the Transferred Parcel by specific reference to this Declaration. Master Developer may make such assignment as to all or a portion of Master Developer's rights under this Declaration. Any merger of Master Developer with or into another entity or the acquisition of all or any portion of the equity in Master Developer by a third party

- 26 - will not be deemed a conveyance of the Benefited Property triggering the applicability of this Section 10.4. 10.5 [Reserved] 10.6 Mortgagee-Beneficiary Protection. All provisions of Section 19.6 of the TRCC-East Declaration, regarding Mortgagee Protection, shall apply to Mortgagees of the Builder Property. 10.7 Notices. a. All notices, consents, waivers, demands, requests or other instruments or communications provided for under this Declaration or by law to be served on or to be given to either Master Developer, Builder or any Owner (“Notice”) shall be in writing, signed by the party giving the Notice, and shall be given either by (i) personal delivery, (ii) depositing in the United States mail, certified, with return receipt requested, postage prepaid, (iii) e-mail, or (iv) sending by reliable overnight mail service, fees prepaid, and addressed as follows: Master Developer: Tejon Industrial Corp. Attn: Derek C. Abbott, Executive Vice President, Real Estate 4436 Lebec Road Lebec, California 93243 Phone No.: (661) 663-4207 E-Mail: dabbott@tejonranch.com With a copy to: Tejon Industrial Corp Attn: General Counsel 4436 Lebec Road Lebec, California 93243 Phone No.: (661) 248-3000 Builder: TRC-DP 1 Owner, LLC Attn: Brett Dedeaux and Matt Evans c/o Dedeaux Properties 1222 6th Street Santa Monica, California 90401 E-Mail: brettd@dedeauxproperties.com; matte@dedeauxproperties.com b. Either Party may, by Notice to the other, designate a change in or different address. c. If a Notice shall be sent by certified mail, it shall be deemed to have been effectively served or delivered 72 hours following the deposit of the Notice in the United States mail in the manner set forth above. If a Notice shall be sent by e-mail, it shall be deemed to have delivered

- 27 - upon electronic confirmation of transmission. However, if the e-mail is sent on a weekend or holiday or after 5:00 p.m. on a weekday, it shall be deemed to have been received at 8:00 a.m. on the immediately following business day. 10.8 Waiver; Invalidity. a.Waiver. No waiver by Master Developer of a Default of any of the terms of this Declaration by Builder and no delay or failure to enforce any of the terms of this Declaration shall be a waiver of or shall affect a Default other than as specified in such waiver. The consent or approval by Master Developer to or of any act by Builder requiring Master Developer's consent or approval shall not be deemed to waive or render unnecessary Master Developer's consent or approval to or of any subsequent similar acts by Builder. The accrual of interest on amounts due Master Developer hereunder shall not waive any default by Builder which resulted in the expenditure of any amount by Master Developer. b. Invalidity. If any provision of this Declaration shall be adjudged by a court of competent jurisdiction to be void, invalid, illegal or unenforceable for any reason, the same shall in no way affect (to the maximum extent permissible by law) any other provision of this Declaration, the application of any such provision under circumstances different from those adjudicated by the court, or the validity or enforceability of this Declaration as a whole, but only to the extent that the application or enforcement of such remaining provisions would not be inconsistent with the intent and purposes of this Declaration. 10.9 Interpretation. a.Restrictions Construed Together. The Restrictions shall be liberally construed to effectuate the fundamental concepts of TRCC-East as set forth in the Recitals. The Restrictions shall be interpreted so as to be consistent with Laws, including Laws of a Local Governmental Agency. The Restrictions shall be construed and governed by the Laws, including Laws of the State of California. b. Restrictions Severable. Each provision of the Restrictions is independent and severable, and the invalidity or partial invalidity of any provision or portion shall not affect the validity or enforceability of any other provision. c. Singular Includes Plural. Unless the context requires a contrary construction, the singular shall include the plural and the plural the singular; and the masculine, feminine or neuter shall each include the masculine, feminine and neuter. d. Captions. All captions and titles in this Declaration are solely for convenience of reference and do not in any way limit or amplify the scope or intent of the provisions of this Declaration. e. Time Periods. Except as otherwise expressly provided herein, any reference in this Declaration to time for performance of obligations or to elapsed time means consecutive calendar days, months, or years, as applicable.

- 28 - f. Time of Essence. Time is of the essence of each provision of this Declaration of which time is an element. Any reference in this Declaration to time for performance of obligations or to elapsed time shall mean consecutive calendar days, months or years, as applicable, unless otherwise expressly stated. 10.10 No Public Right of Dedication. Nothing in this Declaration is a gift or dedication of all or any part of TRCC-East to the public, or for any public use. 10.11 Disclosure. Every Person who owns, occupies or acquires any right, title, estate or interest in or to the Builder Property agrees to every limitation, restriction, easement, reservation, condition and covenant contained herein, whether or not any reference to this Declaration is contained in the instrument by which the Person acquired an interest in the Builder Property. 10.12 Reserved. 10.13 No Representations or Warranties. No representations or warranties of any kind, express or implied, have been given or made by Master Developer or its agents or employees in connection with the Builder Property or any portion of the Builder Property, or any Improvement thereon, its physical conditions, zoning, compliance with applicable laws, fitness for intended use, or in connection with the subdivision, sale, operation, maintenance, cost of maintenance, taxes or regulation thereof, except as specifically and expressly set forth in this Declaration. 10.14 Priorities and Inconsistencies. If there are conflicts or inconsistencies between this Declaration and either the Articles or the Bylaws, the terms and provisions of this Declaration shall prevail. In addition, if there are any conflicts or inconsistencies between this Declaration or any of the Restrictions, and any Recorded Restrictions, specifically including this Declaration, executed by an Owner and Master Developer in connection with the sale of any property in TRCC- East to the Owner, as between Master Developer and Builder, the terms and provisions of the Recorded Restrictions, specifically this Declaration, shall control. 10.15 Media Advertising/Property Logo. Builder shall not publish, use or otherwise display the names “Tejon Ranch Commerce Center,” “TRCC,” “Tejon Industrial Complex,” “TIC,” “Tejon,” “El Tejon,” “Tejon Ranch” or use the Tejon, the Tejon Ranch, the Tejon Ranch Commerce Center or the Tejon Industrial Complex brand, logo or symbol, except with Master Developer’s prior written approval. [SIGNATURES FOLLOW ON NEXT PAGE]

Master Developer and Builder have executed this Declaration as of the Effective Date. MASTER DEVELOPER: TEJON INDUSTRIAL CORP., a California corporation By __________________________ Name: _____________________________ Title: _______________________________ By __________________________ Name: ____________________________ Title: _____________________________

BUILDER: TRC-DP 1 Owner, LLC a Delaware limited liability company By: DP NOJET, LLC, a Delaware limited liability company Its: Member By: Name: Its:

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. STATE OF CALIFORNIA COUNTY OF KERN ) ) ss. ) On _______________________________, 2026, before me, ___________________________, Notary Public in and for said state, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature _______________________(Seal) STATE OF CALIFORNIA COUNTY OF KERN ) ) ss. ) On _______________________________, 2026, before me, ___________________________, Notary Public in and for said state, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature _______________________(Seal)

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. STATE OF CALIFORNIA COUNTY OF LOS ANGELES ) ) ss. ) On _______________________________, 2026, before me, ___________________________, Notary Public in and for said state, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature _______________________(Seal) STATE OF CALIFORNIA COUNTY OF KERN ) ) ss. ) On _______________________________, 2026, before me, ___________________________, Notary Public in and for said state, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature _______________________(Seal)

# EXHIBIT A

## Builder Property / Burdened Property Map



EXHIBIT A
BUILDER PROPERTY / BURDENED PROPERTY MAP
SANTA DOLORES DR
PROPERTY LINE & CL
90' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
R/W
78 TRAILER STALLS
FUTURE RAMP
50 DOCK HIGH DOORS
FUTURE OFFICE +/- 5160 S.F.
PROPERTY LINE
FUTURE A1 DEVELOPMENT
BLDG. 1B
510,385 S.F.
264 PARKING STALL PROVIDED
SITE AREA: +/- 1,070,654 S.F. (24.57 AC)
LOT COVERAGE: 47.67%
ABANDONED OIL WELL R.S.T. 88-30
45' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
DEL ORO DR
PROPERTY LINE & CL
75 TRAILER STALLS
79' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
SANTA RAMONA DR
PROJECT LOCATION
VICINITY MAP
NOT TO SCALE
N
LEGEND

EXHIBIT A
- 1 -

EXHIBIT B - 1 - EXHIBIT B Builder Property / Burdened Property Legal Description THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF COUNTY OF KERN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF PARCEL 4 OF SAID PARCEL MAP 12519, FROM WHICH THE EAST QUARTER OF SAID SECTION 30 BEARS NORTH 00°19’18” WEST, A DISTANCE OF 1182.94 FEET. SAID LINE ALSO BEING THE CENTERLINE OF DEL ORO DRIVE TO THE POINT OF BEGINNING. THENCE SOUTH 00°19’18” EAST ALONG THE CENTERLINE OF DEL ORO DRIVE, A DISTANCE OF 1104.63 FEET. THENCE SOUTH 89°49’48” WEST ALONG THE NORTH LINE OF LOT 2 OF LOT LINE ADJUSTMENT 15-22, RECORDED AS A DOCUMENT NO. 222113294, O.R., AS DISTANCE OF 1137.87 FEET. THENCE NORTH 00°10’12” WEST, A DISTANCE OF 1104.82 FEET. THENCE NORTH 89°50’23” EAST, A DISTANCE OF 1138.16 FEET TO THE POINT OF BEGINNING. EXCEPTING THEREFROM (1) ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, ALL GOLD, SILVER, PRECIOUS AND SEMI-PRECIOUS METALS, STONES AND OTHER SIMILAR MINERALS, ALL SAND, GRAVEL, ROCK, CONCRETE AGGREGATE AND OTHER SIMILAR MATERIALS, AND ALL OTHER HYDROCARGONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, OF WHATEVER KIND OR CHARACTER (COLLECTIVELY “MINERALS”), WHETHER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD “MINERALS” AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD AND SHALL INCLUDED, WITHOUT LIMITATION, ALL HYDROCARBONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, METALLIC AND NONMETALLIC, SOLID, LIQUID OR GASEOUS) WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (II) ALL SALT WATER WHICH IS IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (III) THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, MINE, EXTRACT, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, ALL MINERALS AND SALT WATER WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (IV) THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PROPERTY TO EXPLORE FOR AND THEREAFTER PRODUCE AND EXTRACT MINERALS WHICH MAY BE PRODUCED FROM NEIGHBORING LANDS; (V) THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT MINERALS BY REPRESSURING THE SUBSURFACE SANDS AND STRATA WITH FLUIDS OR GASES OR BY SUCH OTHER METHOD OR METHODS AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY DEEM ADVISABLE, AND TO INJECT IN AND STORE AND THEREAFTER REMOVE SUCH FLUIDS AND GASES, WHETHER OR NOT INDIGENOUS TO THE PROPERTY; (VI) THE RIGHT AT ALL TIMES, AND WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING THE PROPERTY DEEMED NECESSARY BY GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, TO USE IN PROSPECTING, EXPLORING, DRILLING, MINING, PRODUCING, EXTRACTING AND REMOVING (INCLUDING, WITHOUT LIMITIATION , TO USE IN UNIT OPERATIONS, WATER FLOOD, THERMAL OR OTHER

EXHIBIT B - 2 - SECONDARY RECOVERY METHODS NOW OR HEREAFTER KNOWN), OR OTHER OPERATIONS IN CONNECTIONS WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED; AND (VII) THE RIGHT TO EXERCISE ALL RIGHTS HEREIN EXCEPTED AND RESERVED AND ANY AND ALL OTHER RIGHTS UPON THE PROPERTY INCIDENTAL TO OR CONVENIENT, WHETHER ALONE OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS AND SALT WATER HEREIN EXCEPTED AND RESERVED. ALSO EXCEPTING THEREFROM (I) ALL WATER, INCLUDING GROUNDWATER, AND ALL WATER RIGHTS, WHETHER CHARACTERIZED AS RANCHO RIGHTS, RIPARIAN, OVERLYING, CORRELATIVE, APPROPRIATE, PRESCRIPTIVE OR OTHERWISE, AND WHETHER OR NOT APPURTENANT, AND WHETHER ON THE SURFACE, BELOW THE SURFACE OR BORDERING THE PROPERTY, INCLUDING WITHOUT LIMITATION, THE RESERVATION OF ALL RIGHTS TO DIVERT WATER FROM WATER SOURCES ON THE PROPERTY AND TO PUMP, TAKE OR OTHERWISE EXTRACT OR USE GROUNDWATER FROM BELOW THE SURFACE OF THE PROPERTY, THROUGH WELLS GROUNDWATER IS PERCOLATING OR LOCATED IN AN UNDERGROUND CHANNEL, AND WHETHER SUCH WATER IN NATIVE OR FOREIGN; (II) ANY SHARES OF STOCK EVIDENCING AND SUCH WATER RIGHTS; AND (III) ALL FIXTURES AND EQUIPMENT NOW USED FOR THE PRODUCTION OR DISTRIBUTION OF WATER ON, OR FOR THE IRRIGATION OR DRAINAGE OF, THE PROPERTY. THIS RESERVATION APPLIES WHETHER SUCH RIGHTS WERE HISTORICALLY EXERCISED OR REMAIN INCHOATE, AND WHETHER SUCH RIGHTS HAVE BEEN ADJUDICATED, AS RESERVED BY TEJON RANCH CORP, A CALIFORNIA CORPORATION IN A DEED RECORDED JANUARY 14, 2008, AS INSTRUMENT NO. 0208005797, OF OFFICIAL RECORDS. AND BEING PARCEL B, AS DESCRIBED IN THAT CERTAIN “CERTIFICATE OF COMPLIANCE” RECORDED MAY 15, 2025, AS DOCUMENT NO. 225054629, OF OFFICIAL RECORDS. APN: 238-390-92-00 (A PORTION) CONTAINING 28.86 GROSS ACRES, MORE OR LESS

EXHIBIT C Benefitted Property Map Sec Sec 25 30 Sec Sec 29 28 PM 9974 R A = a PM : i 9974 fy ; - PM 10915-A a 3 3 ai} % ? 3 Sec SW Sec 3 P Sec Sec 36 mW 34 8 32 33 aw 1 6 f 4 2| 3 z\31 Sr Bl opm a i Bl sora ¢ i 3 LAVAL|ROAD T41N | PM 3338 LOT 4, PM 3338 TION Sec Sec Sec 1 4 Sec Sec Sec 12 8 9 BL TEION TEJON RANCH COMMERCE CENTER - EAST fe =INDUSTRIAL PTN OF SEC 30 & 31, T.41N., R. 19 W., g. CORPORATION AND PTN OF SEC 5, 6 & 8, T.10N., R. 19 W., S.B.B. & M. XQ, 7 lach = 2,000 feet COUNTY OF KERN, CALIFORNIA THIS MAP IS PROVIDED FOR ILLUSTRATION PURPOSES ONLY EXHIBIT C -l- HIBIT 1 - HIBIT enefi ted roperty ap

EXHIBIT D Benefitted Property Legal Description Parcel 4 of Parcel Map No. 3338, recorded on January 7, 1977 in Book 17, Page 78 of Parcel Maps, in the Official Records of Cent County, California. Parcels | and 2 of Parcel Map No. 6751, recorded on May 24, 1953 in Boom 29, Page 125 of Parcel Maps, in the Official Records of Kern County, California. Parcels 30, 31 and 32 of Parcel Map No. 9974, recorded on November 24, 1993 in Book 46, Page 4 of Parcel Maps, in the Official Records of Kern County, California. Parcels | through 10 of Parcel Map No. 10915-A, recorded on July 9, 2005 in Book 56, Page 136 of Parcel Maps, in the Official Records of Kern County, California. Parcels 13 of Parcel Map No. 10915-B, recorded on November 18, 2008 in Book 57, Page 17 of Parcel Maps, in the Official Records of Kern County, California. Parcel “A” through “D” of Parcel Map Waiver No. 4-18 per Certificate of Compliance recorded on February 19, 2019, as document No. 219017869 in the Official Records of Kern County, California. Parcel “1”, “2” and “3” of Lot Line Adjustment per Certificate of Compliance recorded on May 28, 2021 as document No.221101598 in the Official Records of Kern County, California. That remaining portion of land lying within fractional Section 31, Township 11 North, Range 19 West, S.B.B&M., in the unincorporated area of the County of Kern, State of California, according to the official plat thereof and as shown on Record of Survey Map filed in Book 10, Page 46 of Record of Surveys, recorded on Apri! 15, 1970, lying easterly of the easterly line of Interstate No.5. Excepting therefrom any portion lying within the “Rose Station” parcel as described in Book 6570, Page 273, in the Official Records of Kern County, California. Also excepting therefrom that portion granted to the State of California for highway purposes. EXHIBIT D -l- HIBIT 1 - HIBIT enefi ted roperty egal escription

# EXHIBIT E

## Maintenance Property Map



EXHIBIT B
MAINTENANCE PROPERTY MAP
SANTA DOLORES DR
PROPERTY LINE & CL
90' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
R/W
76 TRAILER STALLS
FUTURE RAMP
FUTURE RAMP
50 DOCK HIGH DOORS
FUTURE OFFICE +/- 5160 S.F.
FUTURE OFFICE +/- 5160 S.F.
PROPERTY LINE
FUTURE A1 DEVELOPMENT
BLDG. 1B
510,385 S.F.
264 PARKING STALL PROVIDED
SITE AREA: +/- 1,070,654 S.F. (24.57 AC)
LOT COVERAGE: 47.67%
ABANDONED OIL WELL R.S.T. 88-30
FUTURE OFFICE +/- 5160 S.F.
FUTURE OFFICE +/- 5160 S.F.
50 DOCK HIGH DOORS
FUTURE RAMP
FUTURE RAMP
75 TRAILER STALLS
R/W
79' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
SANTA RAMONA DR
PROPERTY LINE & CL
45' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
DEL ORO DR
R/W
PROPERTY LINE & CL
PROJECT LOCATION
VICINITY MAP
NOT TO SCALE
N
LEGEND
LINE TYPES
DESCRIPTION
EXISTING STORM DRAIN
EXISTING SANITARY SEWER
EXISTING WATER
EXISTING RECLAIMED WATER
PROPOSED STORM DRAIN
PROPOSED SANITARY SEWER
PROPOSED WATER
PROPOSED FIRE WATER
PROPOSED RECLAIMED WATER
PROPOSED TELECOM
PROPOSED ELECTRICAL
PROPOSED FENCE
N

EXHIBIT E
- 1 -

# EXHIBIT F

## Development Plan


EXHIBIT C
DEVELOPMENT PLAN
SANTA DOLORES DR
PROPERTY LINE & CL
90' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
R/W
76 TRAILER STALLS
FUTURE RAMP
FUTURE RAMP
50 DOCK HIGH DOORS
FUTURE OFFICE +/- 5160 S.F.
FUTURE OFFICE +/- 5160 S.F.
PROPERTY LINE
FUTURE A1 DEVELOPMENT
BLDG. 1B
510,385 S.F.
264 PARKING STALL PROVIDED
SITE AREA: +/- 1,070,654 S.F. (24.57 AC)
LOT COVERAGE: 47.67%
ABANDONED OIL WELL R.S.T. 88-30
45' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
DEL ORO DR
R/W
PROPERTY LINE & CL
FUTURE OFFICE +/- 5160 S.F.
FUTURE OFFICE +/- 5160 S.F.
50 DOCK HIGH DOORS
FUTURE RAMP
FUTURE RAMP
75 TRAILER STALLS
R/W
79' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
SANTA RAMONA DR
PROPERTY LINE & CL
N
PROJECT LOCATION
VICINITY MAP
NOT TO SCALE
N
LEGEND
LINE TYPES
DESCRIPTION
EXISTING STORM DRAIN
EXISTING SANITARY SEWER
EXISTING WATER
EXISTING RECLAIMED WATER
PROPOSED STORM DRAIN
PROPOSED SANITARY SEWER
PROPOSED WATER
PROPOSED FIRE WATER
PROPOSED RECLAIMED WATER
PROPOSED TELECOM
PROPOSED ELECTRICAL
PROPOSED FENCE

EXHIBIT F
- 1 -

EXHIBIT G Master Grading Plan F U T U R E A1 D E V E L O P M E N T EXHIBIT D MASTER GRADING PLAN {t= “SFG 938.23 | _ FG 939.547 - & FG 947.375; ana oe SANTA DOLORES DR Fr PRO REREY: LINE SCL: 90' IRREVOCABLE OFFER-OF DEDICATIO! | oF PER PARCEL MAP NO. 12519 bal FG 935.98 ° mo . z & 3 bt e FG 939.50 = : : . & 4 > — eS Se re t i 1. 2% 8 J J i a of > ew Ce ee 5g yas bo o2 $a bd Se | \ | | es of I S\ WH | 2H 2 ae i = x va , UF BLDG. 1B © . a ~ - - = _ rT . : : 510,385 S.F. \Persompt]| (|) 264 PARKING STALL PROVIDED I ; Rad T T T SITE AREA: +/- 1,070,654 S.F. (24.57 AC) tt i Ai 91472 LOT COVERAGE: 47.67% Le rl : ‘ : . : : : z ‘ : 3 ABANDONED OIL i i a WELL R.S.T. 88-30 4. 4 : + + . . 4 oO fey \ ! [@) 9 m4 2 rT f it { | f | | | | | | Ww -947- \ r= SEATS HO 2a Ie nomnnna pans paonnpan Am f= be. HY ot Fo 043.45 A x FG 943.45 <FG'045.6 ig 0 > 3 Soh f& N ’ eS ay Frc 043.75. - _ 7 mn _ -! ee whe ZT o PS 46.11 HNL —-------—--—-—-------- 1 Hy ; 147 Of ted LEE LT 'Z Py RAW. 79' IRREVOCABLE OFFER OFIDEDICATION ° XN. PER PARCEL MAP_NO. 12519. — — —= SANTA RAMONA DR PROPERTY LINE. eof f— NN VICINITY MAP NOT TO SCALE LEGEND LINE TYPES DESCRIPTION, EXISTING STORM DRAIN EXISTING SANITARY SEWER EXISTING WATER EXISTING RECLAIMED WATER PROPOSED STORM DRAIN PROPOSED SANITARY SEWER PROPOSED WATER PROPOSED FIRE WATER PROPOSED RECLAIMED WATER PROPOSED TELECOM PROPOSED ELECTRICAL PROPOSED FENCE EXHIBIT G -l- Dr aw in g Na me : P\ T\ TE JN IN DS 00 02 \0 40 0C AD 'S HE ET SI EC \L OT 1 GR AD IN GI PR EC IS E BL DG 1B \C OV EN AN T EX HI BI TS \E C- 00 1- TE JN IN DS 00 02 -1 B- EX .d wg Ta b Na me : EX HI BI T D (2) La st Op en ed : Ma y 14 , 20 25 - 11 :1 3a m by : Et o HIBIT - 1 - HIBIT aster rading l n

# EXHIBIT H

## Master Utility Connection Plan


EXHIBIT E
MASTER UTILITY CONNECTION PLAN
SANTA DOLORES DR
SANTA RAMONA DR
DEL ORO DR
FUTURE A1 DEVELOPMENT
BLDG. 1B
510,385 S.F.
264 PARKING STALL PROVIDED
SITE AREA: +/- 1,070,654 S.F. (24.57 AC)
LOT COVERAGE: 47.67%
ABANDONED OIL WELL R.S.T. 88-30
PROP. 24" HDPE SD
PROP. 12" PVC SD
PROP. 8" PVC FW
PROP. 6" PVC SS
PROP. 15" PVC SD
PROP. 12" HDPE SD
VICINITY MAP
NOT TO SCALE
PROJECT LOCATION
CALIFORNIA AQUEDUCT
LEGEND
LINE TYPES
DESCRIPTION
EXISTING STORM DRAIN
EXISTING SANITARY SEWER
EXISTING WATER
EXISTING RECLAIMED WATER
PROPOSED STORM DRAIN
PROPOSED SANITARY SEWER
PROPOSED WATER
PROPOSED FIRE WATER
PROPOSED RECLAIMED WATER
PROPOSED TELECOM
PROPOSED ELECTRICAL
PROPOSED FENCE
ALL STREET UTILITIES WILL STUBOUT TO BACK OF RIGHT-OF-WAY FOR ON-SITE CONNECTIONS ONLY PG&E AND ATT MAY REQUIRE AN ON-SITE EASEMENT.
N

EXHIBIT H
- 1 -

# EXHIBIT I

## Master Site Plan


EXHIBIT F
MASTER SITE PLAN
SANTA DOLORES DR
PROPERTY LINE & CL
90' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
R/W
78 TRAILER STALLS
FUTURE RAMP
FUTURE RAMP
50 DOCK HIGH DOORS
FUTURE OFFICE +/- 5160 S.F.
FUTURE OFFICE +/- 5160 S.F.
PROPERTY LINE
FUTURE A1 DEVELOPMENT
BLDG. 1B
510,385 S.F.
264 PARKING STALL PROVIDED
SITE AREA: +/- 1,070,654 S.F. (24.57 AC)
LOT COVERAGE: 47.67%
ABANDONED OIL WELL R.S.T. 88-30
FUTURE OFFICE +/- 5160 S.F.
FUTURE OFFICE +/- 5160 S.F.
50 DOCK HIGH DOORS
FUTURE RAMP
FUTURE RAMP
75 TRAILER STALLS
R/W
79' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
SANTA RAMONA DR
PROPERTY LINE & CL
45' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
R/W
DEL ORO DR
PROPERTY LINE & CL
N
PROJECT LOCATION
VICINITY MAP
NOT TO SCALE
N
LEGEND
EXISTING STORM DRAIN
EXISTING SANITARY SEWER
EXISTING WATER
EXISTING RECLAIMED WATER
PROPOSED STORM DRAIN
PROPOSED SANITARY SEWER
PROPOSED WATER
PROPOSED FIRE WATER
PROPOSED RECLAIMED WATER
PROPOSED TELECOM
PROPOSED ELECTRICAL
PROPOSED FENCE

EXHIBIT I
- 1 -

# EXHIBIT J

## Master Easement Map



EXHIBIT G
MASTER EASEMENT MAP
SANTA DOLORES DR
SANTA RAMONA DR
DEL ORO DR
FUTURE A1 DEVELOPMENT
BLDG. 1B
510,385 S.F.
264 PARKING STALL PROVIDED
SITE AREA: +/- 1,070,654 S.F. (24.57 AC)
LOT COVERAGE: 47.67%
ABANDONED OIL WELL R.S.T. 88-30
PROP. 24" HDPE SD
PROP. 12" PVC SD
PROP. 8" PVC FW
PROP. 15" PVC SD
PROP. 8" PVC SS
PROP. 6" PVC SS
PROP. 8" PVC SD
PROP. 2" PVC W
PROP. 12" PVC SD
PROP. 12" HDPE SD
VICINITY MAP
PROJECT LOCATION
CALIFORNIA AQUEDUCT
LEGEND
SHARED ACCESS EASEMENT

EXHIBIT J
- 1 -

EXHIBIT K Tejon Industrial Complex-East Specific Plan TEJON INDUSTRIAL COMPLEX-EAST SPECIFIC PLAN KERN COUNTY, CALIFORNIA SPECIFIC PLAN October 2005 Adopted by Board of Supervisors: Prepared for: MR, JOSEPH E, DREW VICE PRESIDENT — REAL ESTATE TEJON RANCH COMPANY (661) 248-3000 & COUNTY OF KERN PLANNING DEPARTMENT 2700 “M" STREET, SUITE 100 BAKERSFIELD, CALIFORNIA 93301 (661) 862-8600 Prepared by: RGP PLANNING & DEVELOPMENT SERVICES In Association with: NOSSAMAN, GUNTHER, KNOX & ELLIOTT, LLP EXHIBIT K -|- HIBIT 1 - HIBIT ejon ustrial o plex-East ecific l n

EXHIBIT "D" PRO FORMA TITLE POLICY [See Attached] [To be provided by Tejon and should reflect the Deed and the Builder Covenants to be prepared by Tejon and recorded upon the Closing] W W 4864-6332-3090.10 EXHIBIT "D 373745.00010/10-10-24/pdo/agt -|-

72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 1 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. Chicago Title Insurance Company POLICY NO.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 PRO FORMA ALTA OWNER’S POLICY OF TITLE INSURANCE Issued by Chicago Title Insurance Company This policy, when issued by the Company with a Policy Number and the Date of Policy, is valid even if this policy or any endorsement to this policy is issued electronically or lacks any signature. Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at the address shown in Condition 17. COVERED RISKS SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B, AND THE CONDITIONS, Chicago Title Insurance Company, a Florida corporation (the “Company”), insures as of the Date of Policy and, to the extent stated in Covered Risks 9 and 10, after the Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of: 1. The Title being vested other than as stated in Schedule A. 2. Any defect in or lien or encumbrance on the Title. Covered Risk 2 includes, but is not limited to, insurance against loss from: a. a defect in the Title caused by: i. forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation; ii. the failure of a person or Entity to have authorized a transfer or conveyance; iii. a document affecting the Title not properly authorized, created, executed, witnessed, sealed, acknowledged, notarized (including by remote online notarization), or delivered; iv. a failure to perform those acts necessary to create a document by electronic means authorized by law; v. a document executed under a falsified, expired, or otherwise invalid power of attorney; vi. a document not properly filed, recorded, or indexed in the Public Records, including the failure to have performed those acts by electronic means authorized by law; vii. a defective judicial or administrative proceeding; or viii. the repudiation of an electronic signature by a person that executed a document because the electronic signature on the document was not valid under applicable electronic transactions law. b. the lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid. c. the effect on the Title of an encumbrance, violation, variation, adverse circumstance, boundary line overlap, or encroachment (including an encroachment of an improvement across the boundary lines of the Land), but only if the encumbrance, violation, variation, adverse circumstance, boundary line overlap, or encroachment would have been disclosed by an accurate and complete land title survey of the Land. 3. Unmarketable Title. 4. No right of access to and from the Land. 5. A violation or enforcement of a law, ordinance, permit, or governmental regulation (including those relating to building and zoning), but only to the extent of the violation or enforcement described by the enforcing governmental authority in an Enforcement Notice that identifies a restriction, regulation, or prohibition relating to: a. the occupancy, use, or enjoyment of the Land; b. the character, dimensions, or location of an improvement on the Land; c. the subdivision of the Land; or d. environmental remediation or protection on the Land. 6. An enforcement of a governmental forfeiture, police, regulatory, or national security power, but only to the extent of the enforcement described by the enforcing governmental authority in an Enforcement Notice. 7. An exercise of the power of eminent domain, but only to the extent: a. of the exercise described in an Enforcement Notice; or b. the taking occurred and is binding on a purchaser for value without Knowledge.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 2 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. 8. An enforcement of a PACA-PSA Trust, but only to the extent of the enforcement described in an Enforcement Notice. 9. The Title being vested other than as stated in Schedule A or being defective or a court order providing an alternative remedy: a. resulting from the avoidance, in whole or in part, of any transfer of all or any part of the Title to the Land or any interest in the Land occurring prior to the transaction vesting the Title because that prior transfer constituted: i. a fraudulent conveyance, fraudulent transfer, or preferential transfer under federal bankruptcy, state insolvency, or similar creditors’ rights law; or ii. a voidable transfer under the Uniform Voidable Transactions Act; or b. because the instrument vesting the Title constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors’ rights law by reason of the failure: i. to timely record the instrument vesting the Title in the Public Records after execution and delivery of the instrument to the Insured; or ii. of the recording of the instrument vesting the Title in the Public Records to impart notice of its existence to a purchaser for value or to a judgment or lien creditor. 10. Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to the Date of Policy and prior to the recording of the deed or other instrument vesting the Title in the Public Records. DEFENSE OF COVERED CLAIMS The Company will also pay the costs, attorneys’ fees, and expenses incurred in defense of any matter insured against by this policy, but only to the extent provided in the Conditions. Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 3 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. EXCLUSIONS FROM COVERAGE The following matters are excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys’ fees, or expenses that arise by reason of: 1. a. any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) that restricts, regulates, prohibits, or relates to: i. the occupancy, use, or enjoyment of the Land; ii. the character, dimensions, or location of any improvement on the Land; iii. the subdivision of land; or iv. environmental remediation or protection. b. any governmental forfeiture, police, regulatory, or national security power. c. the effect of a violation or enforcement of any matter excluded under Exclusion 1.a. or 1.b. Exclusion 1 does not modify or limit the coverage provided under Covered Risk 5 or 6. 2. Any power of eminent domain. Exclusion 2 does not modify or limit the coverage provided under Covered Risk 7. 3. Any defect, lien, encumbrance, adverse claim, or other matter: a. created, suffered, assumed, or agreed to by the Insured Claimant; b. not Known to the Company, not recorded in the Public Records at the Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy; c. resulting in no loss or damage to the Insured Claimant; d. attaching or created subsequent to the Date of Policy (Exclusion 3.d. does not modify or limit the coverage provided under Covered Risk 9 or 10); or e. resulting in loss or damage that would not have been sustained if consideration sufficient to qualify the Insured named in Schedule A as a bona fide purchaser had been given for the Title at the Date of Policy. 4. Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors’ rights law, that the transaction vesting the Title as shown in Schedule A is: a. a fraudulent conveyance or fraudulent transfer; b. a voidable transfer under the Uniform Voidable Transactions Act; or c. a preferential transfer: i. to the extent the instrument of transfer vesting the Title as shown in Schedule A is not a transfer made as a contemporaneous exchange for new value; or ii. for any other reason not stated in Covered Risk 9.b. 5. Any claim of a PACA-PSA Trust. Exclusion 5 does not modify or limit the coverage provided under Covered Risk 8. 6. Any lien on the Title for real estate taxes or assessments, imposed or collected by a governmental authority that becomes due and payable after the Date of Policy. Exclusion 6 does not modify or limit the coverage provided under Covered Risk 2.b. 7. Any discrepancy in the quantity of the area, square footage, or acreage of the Land or of any improvement to the Land.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 4 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. CONDITIONS 1. DEFINITION OF TERMS The following terms when used in this policy mean: a. “Affiliate”: An Entity: i. that is wholly-owned by the Insured; ii. that wholly-owns the Insured; or iii. if that Entity and the Insured are both wholly-owned by the same person or Entity. b. “Amount of Insurance”: The Amount of Insurance stated in Schedule A, as may be increased by Condition 8.c. or decreased by Condition 10 or 11; or increased or decreased by endorsements to this policy. c. “Date of Policy”: The Date of Policy stated in Schedule A. d. “Discriminatory Covenant”: Any covenant, condition, restriction, or limitation that is unenforceable under applicable law because it illegally discriminates against a class of individuals based on personal characteristics such as race, color, religion, sex, sexual orientation, gender identity, familial status, disability, national origin, or other legally protected class. e. “Enforcement Notice”: A document recorded in the Public Records that describes any part of the Land and: i. is issued by a governmental agency that identifies a violation or enforcement of a law, ordinance, permit, or governmental regulation; ii. is issued by a holder of the power of eminent domain or a governmental agency that identifies the exercise of a governmental power; or iii. asserts a right to enforce a PACA-PSA Trust. f. “Entity”: A corporation, partnership, trust, limited liability company, or other entity authorized by law to own title to real property in the jurisdiction where the Land is located. g. “Insured”: i. (a) The Insured named in Item 1 of Schedule A; (b) the successor to the Title of an Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin; (c) the successor to the Title of an Insured resulting from dissolution, merger, consolidation, distribution, or reorganization; (d) the successor to the Title of an Insured resulting from its conversion to another kind of Entity; or (e) the grantee of an Insured under a deed or other instrument transferring the Title, if the grantee is: (1) an Affiliate; (2) a trustee or beneficiary of a trust created by a written instrument established for estate planning purposes by an Insured; (3) a spouse who receives the Title because of a dissolution of marriage; (4) a transferee by a transfer effective on the death of an Insured as authorized by law; or (5) another Insured named in Item 1 of Schedule A. ii. The Company reserves all rights and defenses as to any successor or grantee that the Company would have had against any predecessor Insured. h. “Insured Claimant”: An Insured claiming loss or damage arising under this policy. i. “Knowledge” or “Known”: Actual knowledge or actual notice, but not constructive notice imparted by the Public Records. j. “Land”: The land described in Item 4 of Schedule A and improvements located on that land at the Date of Policy that by law constitute real property. The term “Land” does not include any property beyond that described in Schedule A, nor any right, title, interest, estate, or easement in any abutting street, road, avenue, alley, lane, right-of-way, body of water, or waterway, but does not modify or limit the extent that a right of access to and from the Land is insured by this policy. k. “Mortgage”: A mortgage, deed of trust, trust deed, security deed, or other real property security instrument, including one evidenced by electronic means authorized by law. l. “PACA-PSA Trust”: A trust under the federal Perishable Agricultural Commodities Act or the federal Packers and Stockyards Act or a similar state or federal law. m. “Public Records”: The recording or filing system established under state statutes in effect at the Date of Policy under which a document must be recorded or filed to impart constructive notice of matters relating to the Title to a purchaser for value without Knowledge. The term “Public Records” does not include any other recording or filing system, including any pertaining to environmental protection, planning, permitting, zoning, licensing, building, health, public safety, or national security matters. n. “State”: The state or commonwealth of the United States within whose exterior boundaries the Land is located. The term “State” also includes the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam. o. “Title”: The estate or interest in the Land identified in Item 2 of Schedule A.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 5 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. p. “Unmarketable Title”: The Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or a lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title. 2. CONTINUATION OF COVERAGE This policy continues as of the Date of Policy in favor of an Insured, so long as the Insured: a. retains an estate or interest in the Land; b. owns an obligation secured by a purchase money mortgage given by a purchaser from the Insured; or c. has liability for warranties given by the Insured in any transfer or conveyance of the Insured’s Title. Except as provided in Condition 2, this policy terminates and ceases to have any further force or effect after the Insured conveys the Title. This policy does not continue in force or effect in favor of any person or Entity that is not the Insured and acquires the Title or an obligation secured by a purchase money mortgage given to the Insured. 3. NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT The Insured must notify the Company promptly in writing if the Insured has Knowledge of: a. any litigation or other matter for which the Company may be liable under this policy; or b. any rejection of the Title as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company’s liability to the Insured Claimant under this policy is reduced to the extent of the prejudice. 4. PROOF OF LOSS The Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, adverse claim, or other matter insured against by this policy, that constitutes the basis of loss or damage and must state, to the extent possible, the basis of calculating the amount of the loss or damage. 5. DEFENSE AND PROSECUTION OF ACTIONS a. Upon written request by the Insured and subject to the options contained in Condition 7, the Company, at its own cost and without unreasonable delay, will provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company has the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those covered causes of action. The Company is not liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of any cause of action that alleges matters not insured against by this policy. b. The Company has the right, in addition to the options contained in Condition 7, at its own cost, to institute and prosecute any action or proceeding or to do any other act that, in its opinion, may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it is liable to the Insured. The Company’s exercise of these rights is not an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under Condition 5.b., it must do so diligently. c. When the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction. The Company reserves the right, in its sole discretion, to appeal any adverse judgment or order. 6. DUTY OF INSURED CLAIMANT TO COOPERATE a. When this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured will secure to the Company the right to prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. When requested by the Company, the Insured, at the Company’s expense, must give the Company all reasonable aid in: i. securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement; and ii. any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter, as insured. If the Company is prejudiced by any failure of the Insured to furnish the required cooperation, the Company’s liability and obligations to the Insured under this policy terminate, including any obligation to defend, prosecute, or continue any litigation, regarding the matter requiring such cooperation. b. The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos, whether bearing a date before or after the Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant must grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all the records in the custody or control of a third party that reasonably pertain to the loss or damage. No information designated in

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 6 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. writing as confidential by the Insured Claimant provided to the Company pursuant to Condition 6 will be later disclosed to others unless, in the reasonable judgment of the Company, disclosure is necessary in the administration of the claim or required by law. Any failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in Condition 6.b., unless prohibited by law, terminates any liability of the Company under this policy as to that claim. 7. OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY In case of a claim under this policy, the Company has the following additional options: a. To Pay or Tender Payment of the Amount of Insurance To pay or tender payment of the Amount of Insurance under this policy. In addition, the Company will pay any costs, attorneys’ fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay. Upon the exercise by the Company of this option provided for in Condition 7.a., the Company’s liability and obligations to the Insured under this policy terminate, including any obligation to defend, prosecute, or continue any litigation. b. To Pay or Otherwise Settle with Parties other than the Insured or with the Insured Claimant i. To pay or otherwise settle with parties other than the Insured for or in the name of the Insured Claimant. In addition, the Company will pay any costs, attorneys’ fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or ii. To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy. In addition, the Company will pay any costs, attorneys’ fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay. Upon the exercise by the Company of either option provided for in Condition 7.b., the Company’s liability and obligations to the Insured under this policy terminate, including any obligation to defend, prosecute, or continue any litigation. 8. CONTRACT OF INDEMNITY; DETERMINATION AND EXTENT OF LIABILITY This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by an Insured Claimant who has suffered the loss or damage by reason of matters insured against by this policy. This policy is not an abstract of the Title, report of the condition of the Title, legal opinion, opinion of the Title, or other representation of the status of the Title. All claims asserted under this policy are based in contract and are restricted to the terms and provisions of this policy. The Company is not liable for any claim alleging negligence or negligent misrepresentation arising from or in connection with this policy or the determination of the insurability of the Title. a. The extent of liability of the Company for loss or damage under this policy does not exceed the lesser of: i. the Amount of Insurance; or ii. the difference between the fair market value of the Title, as insured, and the fair market value of the Title subject to the matter insured against by this policy. b. Except as provided in Condition 8.c. or 8.d., the fair market value of the Title in Condition 8.a.ii. is calculated using the date the Insured discovers the defect, lien, encumbrance, adverse claim, or other matter insured against by this policy. c. If, at the Date of Policy, the Title to all of the Land is void by reason of a matter insured against by this policy, then the Insured Claimant may, by written notice given to the Company, elect to use the Date of Policy as the date for calculating the fair market value of the Title in Condition 8.a.ii. d. If the Company pursues its rights under Condition 5.b. and is unsuccessful in establishing the Title, as insured: i. the Amount of Insurance will be increased by 15%; and ii. the Insured Claimant may, by written notice given to the Company, elect, as an alternative to the dates set forth in Condition 8.b. or, if it applies, 8.c., to use either the date the settlement, action, proceeding, or other act described in Condition 5.b. is concluded or the date the notice of claim required by Condition 3 is received by the Company as the date for calculating the fair market value of the Title in Condition 8.a.ii. e. In addition to the extent of liability for loss or damage under Conditions 8.a. and 8.d., the Company will also pay the costs, attorneys’ fees, and expenses incurred in accordance with Conditions 5 and 7. 9. LIMITATION OF LIABILITY a. The Company fully performs its obligations and is not liable for any loss or damage caused to the Insured if the Company accomplishes any of the following in a reasonable manner: i. removes the alleged defect, lien, encumbrance, adverse claim, or other matter; ii. cures the lack of a right of access to and from the Land; or iii. cures the claim of Unmarketable Title, all as insured. The Company may do so by any method, including litigation and the completion of any appeals. b. The Company is not liable for loss or damage arising out of any litigation, including litigation by the Company or with the Company’s consent, until a court of competent jurisdiction makes a final, non-appealable determination adverse to the Title.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 7 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. c. The Company is not liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company. d. The Company is not liable for the content of the Transaction Identification Data, if any. 10. REDUCTION OR TERMINATION OF INSURANCE All payments under this policy, except payments made for costs, attorneys’ fees, and expenses, reduce the Amount of Insurance by the amount of the payment. 11. LIABILITY NONCUMULATIVE The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after the Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy. 12. PAYMENT OF LOSS When liability and the extent of loss or damage are determined in accordance with the Conditions, the Company will pay the loss or damage within 30 days. 13. COMPANY’S RECOVERY AND SUBROGATION RIGHTS UPON SETTLEMENT AND PAYMENT a. If the Company settles and pays a claim under this policy, it is subrogated and entitled to the rights and remedies of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person, entity, or property to the fullest extent permitted by law, but limited to the amount of any loss, costs, attorneys’ fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant must execute documents to transfer these rights and remedies to the Company. The Insured Claimant permits the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies. b. If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company defers the exercise of its subrogation right until after the Insured Claimant fully recovers its loss. c. The Company’s subrogation right includes the Insured’s rights to indemnity, guaranty, warranty, insurance policy, or bond, despite any provision in those instruments that addresses recovery or subrogation rights. 14. POLICY ENTIRE CONTRACT a. This policy together with all endorsements, if any, issued by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy will be construed as a whole. This policy and any endorsement to this policy may be evidenced by electronic means authorized by law. b. Any amendment of this policy must be by a written endorsement issued by the Company. To the extent any term or provision of an endorsement is inconsistent with any term or provision of this policy, the term or provision of the endorsement controls. Unless the endorsement expressly states, it does not: i. modify any prior endorsement, ii. extend the Date of Policy, iii. insure against loss or damage exceeding the Amount of Insurance, or iv. increase the Amount of Insurance. 15. SEVERABILITY In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, this policy will be deemed not to include that provision or the part held to be invalid, but all other provisions will remain in full force and effect. 16. CHOICE OF LAW AND CHOICE OF FORUM a. Choice of Law The Company has underwritten the risks covered by this policy and determined the premium charged in reliance upon the law affecting interests in real property and the law applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located. Any court or arbitrator must apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title and to interpret and enforce the terms of this policy. In neither case may the court or arbitrator apply conflicts of law principles to determine the applicable law. b. Choice of Forum Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction. 17. NOTICES Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at: Chicago Title Insurance Company, Attn: Claims Department, Post Office Box 45023, Jacksonville, Florida 32232-5023. 18. CLASS ACTION ALL CLAIMS AND DISPUTES ARISING OUT OF OR RELATING TO THIS POLICY, INCLUDING ANY SERVICE OR OTHER MATTER IN CONNECTION WITH ISSUING THIS POLICY, ANY BREACH OF A POLICY PROVISION, OR ANY OTHER CLAIM OR DISPUTE ARISING OUT OF OR RELATING TO THE TRANSACTION GIVING RISE TO THIS POLICY, MUST BE BROUGHT IN AN INDIVIDUAL CAPACITY. NO PARTY MAY SERVE AS PLAINTIFF, CLASS MEMBER, OR PARTICIPANT IN ANY CLASS, REPRESENTATIVE, OR PRIVATE ATTORNEY GENERAL PROCEEDING.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 8 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. 19. ARBITRATION a. All claims and disputes arising out of or relating to this policy, including any service or other matter in connection with issuing this policy, any breach of a policy provision, or any other claim or dispute arising out of or relating to the transaction giving rise to this policy, may be resolved by arbitration. If the Amount of Insurance is $2,000,000 or less, any claim or dispute may be submitted to binding arbitration at the election of either the Company or the Insured. If the Amount of Insurance is greater than $2,000,000, any claim or dispute may be submitted to binding arbitration only when agreed to by both the Company and the Insured. Arbitration must be conducted pursuant to the Title Insurance Arbitration Rules of the American Land Title Association (“ALTA Rules”). The ALTA Rules are available online at www.alta.org/arbitration. The ALTA Rules incorporate, as appropriate to a particular dispute, the Consumer Arbitration Rules and Commercial Arbitration Rules of the American Arbitration Association (“AAA Rules”). The AAA Rules are available online at www.adr.org. b. ALL CLAIMS AND DISPUTES MUST BE BROUGHT IN AN INDIVIDUAL CAPACITY. NO PARTY MAY SERVE AS PLAINTIFF, CLASS MEMBER, OR PARTICIPANT IN ANY CLASS, REPRESENTATIVE, OR PRIVATE ATTORNEY GENERAL PROCEEDING IN ANY ARBITRATION GOVERNED BY CONDITION 19. The arbitrator does not have authority to conduct any class action arbitration, private attorney general arbitration, or arbitration involving joint or consolidated claims under any circumstance. c. If there is a final judicial determination that a request for particular relief cannot be arbitrated in accordance with this Condition 19, then only that request for particular relief may be brought in court. All other requests for relief remain subject to this Condition 19. d. Fees will be allocated in accordance with the applicable AAA Rules. The results of arbitration will be binding upon the parties. The arbitrator may consider, but is not bound by, rulings in prior arbitrations involving different parties. The arbitrator is bound by rulings in prior arbitrations involving the same parties to the extent required by law. The arbitrator must issue a written decision sufficient to explain the findings and conclusions on which the award is based. Judgment upon the award rendered by the arbitrator may be entered in any State or federal court having jurisdiction.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 1 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. Transaction Identification Data, for which the Company assumes no liability as set forth in Condition 9.d.: Issuing Agent: Chicago Title Company Issuing Office: 2540 West Shaw Lane, #112, Fresno, CA 93711 Issuing Office’s ALTA® Registry ID: Issuing Office File Number: 60606102-606-TEO-JM Property Address: APN: 238-500-02-00 (A PORTION) Unincorporated Area, County of Kern, CA SCHEDULE A This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments. Name and Address of Title Insurance Company: Chicago Title Company, 1200 Concord Ave., #400, Concord, CA 94520 Policy Number: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Amount of Insurance: PRO FORMA Premium: PRO FORMA Date of Policy: PRO FORMA - Date and time of recording 1. The Insured is: TRC-DP 1 OWNER, LLC, a Delaware limited liability company 2. The estate or interest in the Land insured by this policy is: A Fee as to Parcel A An Easement as to Parcel B 3. The Title is vested in: TRC-DP 1 OWNER, LLC, a Delaware limited liability company 4. The Land is described as follows: See Exhibit A attached hereto and made a part hereof.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 2 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. EXHIBIT A LEGAL DESCRIPTION THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE UNINCORPORATED AREA OF COUNTY OF KERN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS: PARCEL A: COMMENCING AT THE SOUTHEAST CORNER OF PARCEL 4 OF SAID PARCEL MAP 12519, FROM WHICH THE EAST QUARTER CORNER OF SAID SECTION 30 BEARS NORTH 00°19’18” WEST, A DISTANCE OF 1182.94 FEET. SAID LINE ALSO BEING THE CENTERLINE OF DEL ORO DRIVE TO THE POINT OF BEGINNING. THENCE SOUTH 00°09’18” EAST ALONG THE CENTERLINE OF DEL ORO DRIVE, A DISTANCE OF 1104.63 FEET. THENCE SOUTH 89°49’48” WEST ALONG THE NORTH LINE OF LOT 2 OF LOT LINE ADJUSTMENT 15-22, RECORDED AS DOCUMENT NO. 222113294, O.R., A DISTANCE OF 1137.87 FEET. THENCE NORTH 00°10’12” EAST, A DISTANCE OF 1104.82 FEET. THENCE NORTH 89°50’23” EAST, A DISTANCE OF 1138.16 FEET TO THE POINT OF BEGINNING. EXCEPTING THEREFROM (I) ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, ALL GOLD, SILVER, PRECIOUS AND SEMI-PRECIOUS METALS, STONES AND OTHER SIMILAR MINERALS, ALL SAND, GRAVEL, ROCK, CONCRETE AGGREGATE AND OTHER SIMILAR MATERIALS, AND ALL OTHER HYDROCARBONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, OF WHATEVER KIND OR CHARACTER (COLLECTIVELY "MINERALS"), WHETHER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD "MINERALS" AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD AND SHALL INCLUDE, WITHOUT LIMITATION, ALL HYDROCARBONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, METALLIC AND NONMETALLIC, SOLID, LIQUID OR GASEOUS), WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (II) ALL SALT WATER WHICH IS IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (III) THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR, OR ITS SUCCESSOR SAND ASSIGNS, MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, MINE, EXTRACT, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, ALL MINERALS AND SALT WATER WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (IV) THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PROPERTY TO EXPLORE FOR AND THEREAFTER PRODUCE AND EXTRACT MINERALS WHICH MAY BE PRODUCED FROM NEIGHBORING LANDS; (V) THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT MINERALS BY REPRESSURING THE SUBSURFACE SANDS AND STRATA WITH FLUIDS OR GASES OR BY SUCH OTHER METHOD OR METHODS AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY DEEM ADVISABLE, AND TO INJECT IN AND STORE AND THEREAFTER REMOVE SUCH FLUIDS AND GASES, WHETHER OR NOT INDIGENOUS TO THE PROPERTY; (VI) THE RIGHT AT ALL TIMES, AND WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING THE PROPERTY DEEMED NECESSARY BY GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, TO USE IN PROSPECTING, EXPLORING, DRILLING, MINING, PRODUCING, EXTRACTING AND REMOVING (INCLUDING, WITHOUT LIMITATION, TO USE IN UNIT OPERATIONS, WATER FLOOD, THERMAL OR OTHER SECONDARY RECOVERY METHODS NOW OR HEREAFTER KNOWN), OR OTHER OPERATIONS IN CONNECTION WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED; AND (VII) THE RIGHT TO EXERCISE ALL RIGHTS HEREIN EXCEPTED AND RESERVED AND

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 EXHIBIT A (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 3 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. ANY AND ALL OTHER RIGHTS UPON THE PROPERTY INCIDENTAL TO OR CONVENIENT, WHETHER ALONE OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS AND SALT WATER HEREIN EXCEPTED AND RESERVED. ALSO EXCEPTING THEREFROM (I) ALL WATER, INCLUDING GROUNDWATER, AND ALL WATER RIGHTS, WHETHER CHARACTERIZED AS RANCHO RIGHTS, RIPARIAN, OVERLYING, CORRELATIVE, APPROPRIATE, PRESCRIPTIVE OR OTHERWISE, AND WHETHER OR NOT APPURTENANT, AND WHETHER ON THE SURFACE, BELOW THE SURFACE OR BORDERING THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE RESERVATION OF ALL RIGHTS TO DIVERT WATER FROM WATER SOURCES ON THE PROPERTY AND TO PUMP, TAKE OR OTHERWISE EXTRACT OR USE GROUNDWATER FROM BELOW THE SURFACE OF THE PROPERTY, THROUGH WELLS ACCESSING ANY WATER TABLE OR BASIN UNDERLYING THE PROPERTY, WHETHER SUCH GROUNDWATER IS PERCOLATING OR LOCATED IN AN UNDERGROUND CHANNEL, AND WHETHER SUCH WATER IN NATIVE OR FOREIGN; (II) ANY SHARES OF STOCK EVIDENCING ANY SUCH WATER RIGHTS; AND (III) ALL FIXTURES AND EQUIPMENT NOW USED FOR THE PRODUCTION OR DISTRIBUTION OF WATER ON, OR FOR THE IRRIGATION OR DRAINAGE OF, THE PROPERTY. THIS RESERVATION APPLIES WHETHER SUCH RIGHTS WERE HISTORICALLY EXERCISED OR REMAIN INCHOATE, AND WHETHER SUCH RIGHTS HAVE BEEN ADJUDICATED, AS RESERVED BY TEJON RANCH CORP, A CALIFORNIA CORPORATION IN A DEED RECORDED JANUARY 14, 2008 AS INSTRUMENT NO. 0208005797, OF OFFICIAL RECORDS. AND BEING PARCEL B, AS DESCRIBED IN THAT CERTAIN “CERTIFICATE OF COMPLIANCE” RECORDED MAY 15, 2025, AS DOCUMENT NO. 225054629, OF OFFICIAL RECORDS. APN: 238-500-02-00 (A PORTION) PARCEL B: EASEMENTS AS CONTAINED IN THAT CURTAIN INSTRUMENT ENTITLED “DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND RESERVATION OF EASEMENTS FOR TEJON RANCH COMMERCE CENTER – EAST”, RECORDED NOVEMBER 18, 2010, AS DOCUMENT NO. 0210160741, OFFICIAL RECORDS, AND AS AMENDED BY THAT CERTAIN “SECOND SUPPLEMENT TO TRCC-EAST DECLARATION” RECORDED AUGUST 22, 2019, AS DOCUMENT NO. 219106525, OFFICIAL RECORDS.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 4 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. SCHEDULE B EXCEPTIONS FROM COVERAGE This policy does not republish any covenant, condition, restriction, or limitation contained in any document referred to in this policy to the extent that the specific covenant, condition, restriction, or limitation violates local, state, or federal discrimination law, including laws based on race, color, religion, sex, sexual orientation, gender identity, handicap, familial status, national origin, or other legally protected class. This policy does not insure against loss or damage and the Company will not pay costs, attorneys’ fees, or expenses resulting from the terms and conditions of any lease or easement identified in Schedule A, and the following matters: A. Property taxes, which are a lien not yet due and payable, including any assessments collected with taxes to be *levied for the fiscal year 2026-2027. 1. The herein described property lies within the boundaries of a Mello-Roos Community Facilities District (CFD) as follows: CFD No: 2008-1 For: Tejon Industrial Complex Public Improvements - East Disclosed by: Notice of Special Tax Lien Recording Date: May 8, 2008 Recording No.: 0208073200, of Official Records This property, along with all other parcels in the CFD, is liable for an annual special tax. This special tax is included with and payable with the general property taxes of the County of Kern. The tax may not be prepaid. None now due and payable. 2. Intentionally deleted 3. The lien of supplemental or escaped assessments of property taxes, if any, made pursuant to the provisions of Chapter 3.5 (commencing with Section 75) or Part 2, Chapter 3, Articles 3 and 4, respectively, of the Revenue and Taxation Code of the State of California as a result of the transfer of title to the vestee named in Schedule A or as a result of changes in ownership or new construction occurring on or after the Date of Policy. None now due and payable as of the Date of Policy.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 SCHEDULE B (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 5 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. 4. Water rights, claims or title to water, whether or not disclosed by the public records. 5. Intentionally deleted 6. Covenants, conditions and restrictions but omitting any covenants or restrictions, if any, including but not limited to those based upon age, race, color, religion, sex, gender, gender identity, gender expression, sexual orientation, marital status, national origin, ancestry, familial status, source of income, disability, veteran or military status, genetic information, medical condition, citizenship, primary language, and immigration status, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law, as set forth in the document Recording Date: May 31, 1966 Recording No: Book 3933, Page 517, of Official Records 7. A Contract between Wheeler Ridge-Maricopa Water Storage District and Tejon Ranch Co., providing for payment for agricultural water service, reference being made to the record for full particulars. Recording Date: January 20, 1970 Recording No.: Book 4358, Page 858, of Official Records An agreement amending and modifying said Contract, Recording Date: February 16, 1971 Recording No.: Book 4487, Page 426, of Official Records An agreement amending and modifying said Contract, Recording Date: October 29, 1971 Recording No.: Book 4593, Page 520, of Official Records An agreement amending and modifying said Contract, Recording Date: May 17, 1976 Recording No.: Book 4955, Page 1964, of Official Records An agreement amending and modifying said Contract, Recording Date: March 20, 1979 Recording No.: Book 5183, Page 1742, of Official Records An agreement amending and modifying said Contract, Recording Date: November 30, 1979 Recording No.: Book 5248, Page 1652, of Official Records An agreement amending and modifying said Contract, Recording Date: July 9, 1986 Recording No.: Book 5892, Page 407, of Official Records

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 SCHEDULE B (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 6 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. An agreement amending and modifying said Contract, Recording Date: April 29, 1988 Recording No.: Book 6117, Page 1695, of Official Records An agreement amending and modifying said Contract, Recording Date: April 29, 1988 Recording No.: Book 6117, Page 1708, of Official Records An agreement amending and modifying said Contract, Recording Date: July 11, 1996 Recording No.: 0196088244, of Official Records An agreement amending and modifying said Contract, Recording Date: October 5, 2001 Recording No.: 0201147808, of Official Records An agreement amending and modifying said Contract, Recording Date: December 23, 2010 Recording No.: 0210179597, of Official Records An agreement amending and modifying said Contract, Recording Date: December 23, 2010 Recording No.: 0210179598, of Official Records An agreement amending and modifying said Contract, Recording Date: December 23, 2010 Recording No.: 0210179599, of Official Records (None now due and payable) 8. Covenants, conditions and restrictions but omitting any covenants or restrictions, if any, including but not limited to those based upon age, race, color, religion, sex, gender, gender identity, gender expression, sexual orientation, marital status, national origin, ancestry, familial status, source of income, disability, veteran or military status, genetic information, medical condition, citizenship, primary language, and immigration status, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law, as set forth in the document Recording Date: August 16, 1972 Recording No: Book 4712, Page 24, of Official Records Modification(s) of said covenants, conditions and restrictions Recording Date: June 30, 1993 Recording No: Book 6871, Page 259, of Official Records

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 SCHEDULE B (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 7 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. 9. Easement(s) for the purpose(s) shown below and rights incidental thereto as condemned by an instrument, Entitled: Final Order of Condemnation Court: Superior, Kern County Case No.: 201546 In favor of: Wheeler Ridge-Maricopa Water Storage District Purpose: As disclosed therein Recording Date: January 27, 1989 Recording No: 10284, Book 6204, Page 839, of Official Records Affects: Various portions and shown on Survey. 10. The following conditions appearing on plat recorded November 24, 1993, in Map Book 46 Page 4 of Parcel Maps. a) Any road or easement or right-of-way for road or highway purposes shown or referred to on this map, including but not limited to any dedicated or offered for dedication to the public or to the county, is not a county highway and is not subject to maintenance, or improvement by the County of Kern, until and unless the county officially accepts the same into the County Road System by Resolution of the Board of Supervisors, excepting any expressly shown hereon as being a county highway. b) Notice is hereby given that the sub- divider was not required to provide emergency access to construct any fire protection improvements. No building permit can be issued for any lot until such improvements are installed in accordance with requirements of the Kern County Fire Department. c) Parks and Recreation Fees (as required by Section 18.50.060 of the Land Division Ordinance) were not collected at the time of recordation because this map is for agricultural purposes. Prior to the issuance of any permit for residential use, the applicable park fee shall be paid, to Kern County Parks and Recreation Department, for the Parcel being developed. However, no fee is due if the permit is issued more than four years after recordation of this map. The amount to be paid shall be calculated by the applicable recreated district. d) Prior to the issuance of any development permit (including grading) within the FP (Floodplain combing) Zone, the applicants engineer shall provide a flood hazard study that determines the extent, depth, and velocity of flood flows. Mitigation measures to protect persons and property shall be proposed. The study shall be subject to the approval of the Kern County Department of Engineering and Survey Services. Reference is hereby made to said document for full particulars.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 SCHEDULE B (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 8 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. 11. Covenants, conditions and restrictions but omitting any covenants or restrictions, if any, including but not limited to those based upon age, race, color, religion, sex, gender, gender identity, gender expression, sexual orientation, marital status, national origin, ancestry, familial status, source of income, disability, veteran or military status, genetic information, medical condition, citizenship, primary language, and immigration status, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law, as set forth in the document Recording Date: September 19, 2000 Recording No: 0200116816, of Official Records Modification(s) of said covenants, conditions and restrictions Recording Date: November 18, 2010 Recording No: 0210160740, of Official Records Modification(s) of said covenants, conditions and restrictions Recording Date: August 15, 2012 Recording No: 0212111832, of Official Records Second Supplement to TRCC-East Declaration of said covenants, conditions and restrictions Recording Date: August 22, 2019 Recording No: 219106525, of Official Records 12. Matters contained in that certain document Entitled: Development Agreement Dated: January 23, 2003 Executed by: County of Kern and Tejon Industrial Corp. Recording Date: January 29, 2003 Recording No: 0203017073, of Official Records Reference is hereby made to said document for full particulars. 13. Matters contained in that certain document Entitled: Development Agreement Dated: November 8, 2005 Executed by: County of Kern and Tejon Ranchcorp, a California corporation and Tejon Industrial Corp., a California corporation Recording Date: November 17, 2005 Recording No: 0205321293, of Official Records Reference is hereby made to said document for full particulars.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 SCHEDULE B (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 9 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. Matters contained in that certain document Entitled: Notification, Acknowledgment and Assignment Agreement Dated: September 13, 2011 Executed by: County of Kern, Tejon Industrial Corp., a California corporation and Unity Property Management, LP, a California Limited partnership Recording Date: September 16, 2011 Recording No: 0211121300, of Official Records Reference is hereby made to said document for full particulars. Matters contained in that certain document Entitled: Certificate of Compliance Tejon Industrial Complex East Specific Plan Development Dated: May 1, 2015 Executed by: County of Kern and Tejon Ranchcorp, a California corporation Recording Date: May 22, 2015 Recording No: 0215064805, of Official Records Reference is hereby made to said document for full particulars. 14. Matters contained in that certain document Entitled: Agreement Appointing Agent for the Exercise of Groundwater Rights Dated: December 12, 2007 Executed by: Tejon-Castac Water District; and Tejon Industrial Corp. Recording Date: January 14, 2008 Recording No: 0208005796, of Official Records Reference is hereby made to said document for full particulars. 15. Covenants, conditions and restrictions but omitting any covenants or restrictions, if any, including but not limited to those based upon age, race, color, religion, sex, gender, gender identity, gender expression, sexual orientation, marital status, national origin, ancestry, familial status, source of income, disability, veteran or military status, genetic information, medical condition, citizenship, primary language, and immigration status, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law, as set forth in the document Recording Date: January y14, 2008 Recording No: 0208005797, of Official Records 15a. Covenants, conditions, restrictions and easements but omitting any covenants or restrictions, if any, including but not limited to those based upon age, race, color, religion, sex, gender, gender identity, gender expression, sexual orientation, marital status, national origin, ancestry, familial status, source of income, disability, veteran or military status, genetic information, medical condition, citizenship, primary language, and immigration status, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law, as set forth in the document Recording Date: November 18, 2010 Recording No: 0210160741, of Official Records

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 SCHEDULE B (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 10 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. Said covenants, conditions and restrictions provide that a violation thereof shall not defeat the lien of any mortgage or deed of trust made in good faith and for value. Liens and charges as set forth in the above mentioned declaration, Payable to: Tejon Industrial Complex Maintenance Association. Modification(s) of said covenants, conditions and restrictions Recording Date: August 22, 2019 Recording No: 219106525, of Official Records Affects: A portion of the premises and shown on Survey. 16. Matters contained in that certain document Entitled: Maintenance Property Easement Executed by: As disclosed therein Recording Date: November 30, 2010 Recording No: 0210165044, of Official Records Reference is hereby made to said document for full particulars. Matters contained in that certain document Entitled: Amendment No. 1 to Grant of Easement Executed by: As disclosed therein Recording Date: September 20, 2019 Recording No: 219122860, of Official Records Reference is hereby made to said document for full particulars. 17. Intentionally deleted 18. Intentionally deleted 19. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document: Granted to: Pacific Gas and Electric Company Purpose: Public utilities Recording Date: April 22, 2013 Recording No: 0213054803, of Official Records Affects: An Easterly portion and shown on Survey. 20. Intentionally deleted 21. Intentionally deleted 22. Intentionally deleted

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 SCHEDULE B (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 11 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. 23. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document: Granted to: Tejon-Castac Water District, a California water district, for the benefit of Tejon-Castac Improvement District No. 1 Purpose: Sewer line Recording Date: October 10, 2013 Recording No: 0213148165, of Official Records Affects: Various portions and shown on the Survey. 24. Matters contained in that certain document Entitled: Certificate of Compliance Lot Line Adjustment No. 12-16 Executed by: County of Kern Recording Date: August 19, 2016 Recording No: 000216112945, of Official Records Reference is hereby made to said document for full particulars. 25. Intentionally deleted 26. Intentionally deleted 27. Matters contained in that certain document Entitled: Certificate of Compliance Executed by: County of Kern Recording Date: July 22, 2022 Recording No: 222113294, of Official Records Reference is hereby made to said document for full particulars. 28. Easement(s) for the purpose(s) shown below and rights incidental thereto as delineated or as offered for dedication, on Parcel Map 12519, filed November 25, 2024, in Book 63, Page 100 of Parcel Maps. Purpose: Ingress, Egress and Road Affects: The Northerly 45’ and the Easterly 45’ and shown on Survey 29. The ownership of said Land does not include rights of access to or from the street, highway, or freeway abutting said Land, such rights having been relinquished on Parcel Map 12519, filed November 25, 2024, in Book 63, Page 100 of Parcel Maps. Affects: Ramona Drive and shown on Survey 30. An irrevocable offer to dedicate an easement over a portion of said Land for Purpose: Public Highway Recording Date: November 25, 2024 Recording No: 224145886, of Official Records Affects: A Southerly portion and shown on Survey

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 SCHEDULE B (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 12 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. 31. Matters contained in that certain document Entitled: Certificate of Compliance Executed by: County of Kern Recording Date: May 15, 2025 Recording No: 225054629, of Official Records Reference is hereby made to said document for full particulars. 32. Intentionally deleted 33. Intentionally deleted 34. Any rights, interests, or claims which may exist or arise by reason of the following matters disclosed by survey, Job No.: 25-034 Dated: June 2, 2025, last revised December 5, 2025, Prepared by: Nexus 3D Consulting Matters shown: (No matters to report) 35. Intentionally deleted 36. Intentionally deleted 37. Intentionally deleted 38. Matters contained in that certain document Entitled: Declaration of Builder Covenants for Parcel “2” of Lot Line Adjustment No. 2- 25 within Tejon Ranch Commerce Center-East Executed by: Tejon Industrial Corp., a California corporation and TRC-DP 1 OWNER, LLC, a Delaware limited liability company Recording Date: , 2025 Recording No: 2025- , Official Records. Reference is hereby made to said document for full particulars 39. Deed of Trust given to secure the original amount shown below, and any other amount payable under the terms thereof. Amount: $38,800,000.00 Dated: , 2026 Trustor/Grantor TRC-DP 1 OWNER, LLC, a Delaware limited liability company Trustee: Chicago Title Company, a California corporation Beneficiary: Fifth Third Bank, National Association Recording Date: , 2026 Recording No: 2026 , Official Records.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 SCHEDULE B (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 13 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. 40. Intentionally deleted END OF SCHEDULE B This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E917 ALTA 3.2 Zoning - Land Under Development (2021 v.01.00 (07-01-2021)) Page 1 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ALTA 3.2 ZONING—LAND UNDER DEVELOPMENT ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company 1. For purposes of this endorsement: a. “Improvement”: A building, structure, road, walkway, driveway, curb, subsurface utility, or water well existing at the Date of Policy or to be built or constructed according to the Plans that is or will be located on the Land, but excluding crops, landscaping, lawns, shrubbery, or trees. b. “Plans”: Those site and elevation plans made by HPA architecture, dated November 1, 2024, last revised April 8, 2025, designated as Wheeler Ridge Building 1B, consisting of 120 sheets. c. “Zoning Ordinance”: A zoning ordinance or zoning regulation of a political subdivision of the State that is in effect and applicable to the Land at the Date of Policy. 2. The Company insures against loss or damage sustained by the Insured in the event that, at the Date of Policy: a. According to the Zoning Ordinance, the Land is not classified Zone: “GI”; b. The following use or uses are not allowed under that classification: Office and Warehouse; c. There is no liability under Section 2.b. if the use or uses are not allowed as the result of any lack of compliance with any condition, restriction, or requirement contained in the Zoning Ordinance, including but not limited to the failure to secure necessary consents or authorizations as a prerequisite to the use or uses. Section 2.c. does not modify or limit the coverage provided in Covered Risk 5. 3. The Company further insures against loss or damage sustained by the Insured by reason of a final decree of a State or federal court having jurisdiction either prohibiting the use of the Land, with any Improvement, as specified in Section 2.b. or requiring the removal or alteration of the Improvement because, at the Date of Policy, the Zoning Ordinance has been violated with respect to any of the following matters: a. The area, width, or depth of the Land as a building site for the Improvement; b. The floor space area of the Improvement; c. A setback of the Improvement from the property lines of the Land; d. The height of the Improvement; or e. The number of parking spaces. 4. There is no liability under this endorsement based on: a. The invalidity of the Zoning Ordinance until after a final decree of a State or federal court having jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses described in Section 2.b. b. The refusal of any person to purchase, lease, or lend money on the Title covered by this policy.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E917 ALTA 3.2 Zoning - Land Under Development (2021 v.01.00 (07-01-2021)) Page 2 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E938 ALTA 26 Subdivision (2021 v.01.00 (07-01-2021)) Page 1 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ALTA 26 SUBDIVISION ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land to constitute a lawfully created parcel according to the State subdivision statutes and the subdivision ordinances of the county or municipality of the State applicable to the Land. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E487 ALTA 8.2-06 Commercial Environmental Lien (10-16-08) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E743 ALTA 9.8-06 Covenants, Conditions & Restrictions – Land Under Development – Owner’s Policy (4-2-12) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued By Chicago Title Insurance Company 1. The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy. 2. For purposes of this endorsement only: a. “Covenant” means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy. b. “Future Improvement” means a building, structure, road, walkway, driveway, curb to be constructed on or affixed to the Land in the locations according to the Plans and that by law will constitute real property, but excluding any crops, landscaping, lawn, shrubbery, or trees. c. “Improvement” means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees. d. Plans”: Those site and elevation plans made by HPA architecture, dated November 1, 2024, last revised April 8, 2025, designated as Wheeler Ridge Building 1B, consisting of 120 sheets. 3. The Company insures against loss or damage sustained by the Insured by reason of: a. A violation of an enforceable Covenant by an Improvement on the Land at Date of Policy or by a Future Improvement, unless an exception in Schedule B of the policy identifies the violation; b. Enforced removal of an Improvement located on the Land or of a Future Improvement as a result of a violation of a building setback line shown on a plat of subdivision recorded or filed in the Public Records at Date of Policy, unless an exception in Schedule B of the policy identifies the violation; or c. A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation. 4. This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from: a. any Covenant contained in an instrument creating a lease; b. any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or c. except as provided in Section 3.c, any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E743 ALTA 9.8-06 Covenants, Conditions & Restrictions – Land Under Development – Owner’s Policy (4-2-12) Page 2 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E748 ALTA 9.9-06 Private Rights – Owner’s Policy (4-2-13) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued By Chicago Title Insurance Company 1. The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy. 2. For the purposes of this endorsement only: a. “Covenant” means a covenant, condition, limitation or restriction in a document or instrument recorded in the Public Records at Date of Policy. b. “Private Right” means (i) an option to purchase; (ii) a right of first refusal; or (iii) a right of prior approval of a future purchaser or occupant. 3. The Company insures against loss or damage sustained by the Insured under this Owner’s Policy if enforcement of a Private Right in a Covenant affecting the Title at Date of Policy based on a transfer of Title on or before Date of Policy causes a loss of the Insured’s Title. 4. This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from: a. any Covenant contained in an instrument creating a lease; b. any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; c. any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances; or d. any Private Right in an instrument identified in Exception(s) None in Schedule B.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E748 ALTA 9.9-06 Private Rights – Owner’s Policy (4-2-13) Page 2 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E126 ALTA 17.1-06 Indirect Access and Entry (6-17-06) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the easement identified as Parcel B in Schedule A (the “Easement”) does not provide that portion of the Land identified as Parcel A in Schedule A both actual vehicular and pedestrian access to and from Wheeler Ridge Road (the “Street”), (ii) the Street is not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that portion of the Street abutting the Easement. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E490 ALTA 17.2-06 Utility Access (10-16-08) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company The Company insures against loss or damage sustained by the Insured by reason of the lack of a right of access to the following utilities or services: (CHECK ALL THAT APPLY)  Water service  Natural gas service  Telephone service  Electrical power service  Sanitary sewer  Storm water drainage either over, under or upon rights-of-way or easements for the benefit of the Land because of: (1) a gap or gore between the boundaries of the Land and the rights-of-way or easements; (2) a gap between the boundaries of the rights-of-way or easements ; or (3) a termination by a grantor, or its successor, of the rights-of-way or easements. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E129 ALTA 19-06 Contiguity – Multiple Parcels (6-17-06) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company The Company insures against loss or damage sustained by the Insured by reason of: 1. the failure of Parcel A to be contiguous to Parcel B; or 2. the presence of any gaps, strips, or gores separating any of the contiguous boundary lines described above. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E147 ALTA 22.1-06 Location and Map (6-17-06) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company (TO BE ISSUED POST CLOSE UPON COMPLETION OF CONSTRUCTION) The Company insures against loss or damage sustained by the Insured by reason of the failure of (i) a TBD known as TBD, to be located on the Land at Date of Policy, or (ii) the map, if any, attached to this policy to correctly show the location and dimensions of the Land according to the Public Records. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E495 ALTA 25-06 Same as Survey (10-16-08) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by Nexus 3D Consulting dated June 2, 2025, last revised December 5, 2025, and designated Job No. 25-034. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E898 ALTA 28.3-06 Encroachments - Boundaries and Easements - Land Under Development (4-2-15) (T.C. 12-1-16) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued By Chicago Title Insurance Company 1. The insurance provided by this endorsement is subject to the exceptions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy. 2. For purposes of this endorsement only: (a) “Improvement” means a building, structure, or paved area, including any road, walkway, parking area, driveway, or curb located on the surface of the Land or the surface of adjoining land at Date of Policy that by law constitutes real property. (b) “Future Improvement” means any of the following to be constructed on the Land after Date of Policy in the locations according to the Plans and that by law constitutes real property: (i) a building; (ii) a structure; or (iii) a paved area, including any road, walkway, parking area, driveway, or curb. (c) “Plans”: Those site and elevation plans made by HPA architecture, dated November 1, 2024, last revised April 8, 2025, designated as Wheeler Ridge Building 1B, consisting of 120 sheets. 3. The Company insures against loss or damage sustained by the Insured by reason of: (a) An encroachment of any Improvement or Future Improvement located on the Land onto adjoining land or onto that portion of the Land subject to an easement, unless an Exception in Schedule B of the policy identifies the encroachment; (b) An encroachment of any Improvement located on adjoining land onto the Land at Date of Policy, unless an Exception in Schedule B of the policy identifies the encroachment; (c) Enforced removal of any Improvement or Future Improvement located on the Land as a result of an encroachment by the Improvement or Future Improvement onto any portion of the Land subject to any easement, in the event that the owners of the easement shall, for the purpose of exercising the right of use or maintenance of the easement, compel removal or relocation of the encroaching Improvement or Future Improvement; or (d) Enforced removal of any Improvement or Future Improvement located on the Land that encroaches onto adjoining land. 4. Sections 3(c) and 3(d) of this endorsement do not insure against loss or damage (and the Company will not pay costs, attorneys’ fees, or expenses) resulting from the following Exceptions, if any, listed in Schedule B: None

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E898 ALTA 28.3-06 Encroachments - Boundaries and Easements - Land Under Development (4-2-15) (T.C. 12-1-16) Page 2 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E782 ALTA 41.3-06 Water – Land Under Development (12-2-13) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued By Chicago Title Insurance Company 1. The insurance provided by this endorsement is subject to the exclusion in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy. 2. For purposes of this endorsement only: a. “Improvement” means a building, structure located on the surface of the Land, and any paved road, walkway, parking area, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees. b. “Future Improvement” means a building, structure, and any paved road, walkway, parking area, driveway, or curb to be constructed on or affixed to the Land in the locations according to the Plans and that by law will constitute real property, but excluding any crops, landscaping, lawn, shrubbery, or trees. c. “Plans”: Those site and elevation plans made by HPA architecture, dated November 1, 2024, last revised April 8, 2025, designated as Wheeler Ridge Building 1B, consisting of 120 sheets. 3. The Company insures against loss or damage sustained by the Insured by reason of the enforced removal or alteration of an Improvement or a Future Improvement, resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of water excepted from the description of the Land or excepted in Schedule B. 4. This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from: a. contamination, explosion, fire, flooding, vibration, fracturing, earthquake or subsidence; or b. negligence by a person or an Entity exercising a right to extract or develop water; or c. the exercise of the rights described in None.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E782 ALTA 41.3-06 Water – Land Under Development (12-2-13) Page 2 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E122 ALTA 15.1-06 Nonimputation – Additional Insured (6-17-06) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company For purposes of the coverage provided by this endorsement, DP Nojet, LLC, a Delaware limited liability company (“Additional Insured”) is added as an Insured under the policy. By execution below, the Insured named in Schedule A acknowledges that any payment made under this endorsement shall reduce the Amount of Insurance as provided in Section 10 of the Conditions. The Company agrees that it will not assert the provisions of Exclusions from Coverage 3(a), (b), or (e) to deny liability for loss or damage otherwise insured against under the terms of the policy solely by reason of the action or inaction or Knowledge, as of Date of Policy, of Tejon Industrial Corp., a California corporation whether or not imputed to the Additional Insured by operation of law, to the extent of the percentage interest in the Insured acquired by Additional Insured as a purchaser for value without Knowledge of the asserted defect, lien, encumbrance, adverse claim, or other matter insured against by the policy. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. AGREED AND CONSENTED TO: SEE SIGNATURE PAGE ATTACHED _________________________________ INSURED Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E122 ALTA 15.1-06 Nonimputation – Additional Insured (6-17-06) Page 2 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Special Tax Parcel Endorsement Page 1 of 1 PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company The Company insures against loss or damage sustained by the Insured by reason of any final determination by the Kern County Assessor that the Land is not entitled to be assessed under a separate tax parcel number that includes all of the Land and no other land. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E891 ALTA 35.3-06 Minerals and Other Subsurface Substances - Land Under Dev (4-2-12) (T.C. 8-1-16) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued By Chicago Title Insurance Company 1. The insurance provided by this endorsement is subject to the exclusion in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy. 2. For purposes of this endorsement only: a. “Improvement” means a building, structure located on the surface of the Land, and any paved road, walkway, parking area, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees. b. “Future Improvement” means a building, structure, and any paved road, walkway, parking area, driveway, or curb to be constructed on or affixed to the Land in the locations according to the Plans and that by law will constitute real property, but excluding any crops, landscaping, lawn, shrubbery, or trees. c. “Plans”: Those site and elevation plans made by HPA architecture, dated November 1, 2024, last revised April 8, 2025, designated as Wheeler Ridge Building 1B, consisting of 120 sheets. 3. The Company insures against loss or damage sustained by the Insured by reason of the enforced removal or alteration of an Improvement or a Future Improvement, resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of minerals or any other subsurface substances excepted from the description of the Land or excepted in Schedule B. 4. This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from: a. contamination, explosion, fire, flooding, vibration, fracturing, earthquake or subsidence; or b. negligence by a person or an Entity exercising a right to extract or develop minerals or other subsurface substances; or c. the exercise of the rights described in None.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E891 ALTA 35.3-06 Minerals and Other Subsurface Substances - Land Under Dev (4-2-12) (T.C. 8-1-16) Page 2 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Special Tax Deed Page 1 of 1 PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company The Company insures against actual loss or damage sustained by the Insured due to the entry of any final judgment extinguishing the easements described in paragraph 4 of Schedule A, or denying or limiting the use thereof by reason of the issuance of a tax deed for nonpayment of any general tax or special assessment levied against the land burdened by said easements described in Schedule A. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

EXHIBIT "E" FORM OF DEED RECORDING REQUESTED BY AND WHEN RECORDED MAIL THIS GRANT DEED AND ALL TAX STATEMENTS TO: TRC-DP 1 Owner, LLC P.O. Box 1000 4436 Lebec Road Lebec, California 93243 Attention: Office of the General Counsel (Above Space for Recorder's Use Only) GRANT DEED APN: THE UNDERSIGNED GRANTOR DECLARES: Documentary transfer tax is $ (X) computed on full value of property conveyed, or (_ ) computed on full value, less value of liens and encumbrances remaining at time of sale. THE PROPERTY IS LOCATED IN UNINCORPORATED AREA IN THE COUNTY OF KERN, STATE OF CALIFORNIA FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, TEJON INDUSTRIAL CORP., a California corporation ("Grantor"), hereby GRANTS to TRC-DP 1 OWNER, LLC, a Delaware limited liability company ("Grantee"), the following described real property (the "Property") located in Unincorporated Area in the County of Kern, State of California: SEE EXHIBIT "A" ATTACHED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE RESERVING THEREFROM: All rights reserved to Grantor pursuant to EXHIBIT "A" attached hereto AND SUBJECT TO: 1. Taxes and assessments, not delinquent. W " 4864-6332-3090.10 EXHIBIT "E 373745.00010/10-10-24/pdo/agt -|-

2. All other covenants, conditions, restrictions, reservations, rights, rights of way, easements, encumbrances, liens and title matters listed on Exhibit "B" attached hereto and all matters which an accurate survey of the Property would disclose. 3. That certain Development (Builder Covenants to be described here) recorded as of the date of this Grant Deed. IN WITNESS WHEREOPF, Grantor has caused this Grant Deed to be executed as of the day of , 202. TEJON INDUSTRIAL CORP., a California corporation Grantee hereby accepts this Grant Deed and the terms and conditions set forth herein by its execution below. TRC-DP 1 OWNER, LLC, a Delaware limited liability company By: Name: Title: Date: W " 4864-6332-3090.10 EXHIBIT "E 373745.00010/10-10-24/pdo/agt -2-

ACKNOWLEDGMENT A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. State of California ) County of Kern ) On , before me, ; (insert name of notary) Notary Public, personally appeared ; who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature (Seal) W " 4864-6332-3090.10 EXHIBIT "E 373745.00010/10-10-24/pdo/agt 3.

ACKNOWLEDGMENT A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. State of California ) County of Kern ) On , before me, ; (insert name of notary) Notary Public, personally appeared ; who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature (Seal) W " 4864-6332-3090.10 EXHIBIT "E 373745.00010/10-10-24/pdo/agt 4.

LEGAL DESCRIPTION THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF COUNTY OF KERN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF PARCEL 4 OF SAID PARCEL MAP 12519, FROM WHICH THE EAST QUARTER OF SAID SECTION 30 BEARS NORTH 00°19°18” WEST, A DISTANCE OF 1182.94 FEET. SAID LINE ALSO BEING THE CENTERLINE OF DEL ORO DRIVE TO THE POINT OF BEGINNING. THENCE SOUTH 00°19718” EAST ALONG THE CENTERLINE OF DEL ORO DRIVE, A DISTANCE OF 1104.63 FEET. THENCE SOUTH 89°49°48” WEST ALONG THE NORTH LINE OF LOT 2 OF LOT LINE ADJUSTMENT 15-22, RECORDED AS A DOCUMENT NO. 222113294, O.R., AS DISTANCE OF 1137.87 FEET. THENCE NORTH 00°10712” WEST, A DISTANCE OF 1104.82 FEET. THENCE NORTH 89°50’23” EAST, A DISTANCE OF 1138.16 FEET TO THE POINT OF BEGINNING. EXCEPTING THEREFROM (1) ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, ALL GOLD, SILVER, PRECIOUS AND SEMI-PRECIOUS METALS, STONES AND OTHER SIMILAR MINERALS, ALL SAND, GRAVEL, ROCK, CONCRETE AGGREGATE AND OTHER’ SIMILAR MATERIALS, AND ALL OTHER HYDROCARGONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, OF WHATEVER KIND OR CHARACTER (COLLECTIVELY “MINERALS”), WHETHER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD “MINERALS” AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD AND SHALL INCLUDED, WITHOUT LIMITATION, ALL HYDROCARBONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, METALLIC AND NONMETALLIC, SOLID, LIQUID OR GASEOUS) WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (II) ALL SALT WATER WHICH IS IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (IID) THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, MINE, EXTRACT, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, ALL MINERALS AND SALT WATER WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (IV) THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PROPERTY TO EXPLORE FOR AND THEREAFTER PRODUCE AND EXTRACT MINERALS WHICH MAY BE PRODUCED FROM NEIGHBORING LANDS; (V) THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT MINERALS BY REPRESSURING THE SUBSURFACE SANDS AND STRATA WITH FLUIDS OR GASES OR BY SUCH OTHER METHOD OR METHODS AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY EXHIBIT "A" to 4864-6332-3090.10 EXHIBIT "E" 373745.00010/10-10-24/pdo/agt -l-

DEEM ADVISABLE, AND TO INJECT IN AND STORE AND THEREAFTER REMOVE SUCH FLUIDS AND GASES, WHETHER OR NOT INDIGENOUS TO THE PROPERTY; (VI) THE RIGHT AT ALL TIMES, AND WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING THE PROPERTY DEEMED NECESSARY BY GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, TO USE IN PROSPECTING, EXPLORING, DRILLING, MINING, PRODUCING, EXTRACTING AND REMOVING (INCLUDING, WITHOUT LIMITIATION , TO USE IN UNIT OPERATIONS, WATER FLOOD, THERMAL OR OTHER SECONDARY RECOVERY METHODS NOW OR HEREAFTER KNOWN), OR OTHER OPERATIONS — IN CONNECTIONS WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED; AND (VII) THE RIGHT TO EXERCISE ALL RIGHTS HEREIN EXCEPTED AND RESERVED AND ANY AND ALL OTHER RIGHTS UPON THE PROPERTY INCIDENTAL TO OR CONVENIENT, WHETHER ALONE OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS AND SALT WATER HEREIN EXCEPTED AND RESERVED. ALSO EXCEPTING THEREFROM (I) ALL WATER, INCLUDING GROUNDWATER, AND ALL WATER RIGHTS, WHETHER CHARACTERIZED AS RANCHO RIGHTS, RIPARIAN, OVERLYING, CORRELATIVE, APPROPRIATE, PRESCRIPTIVE OR OTHERWISE, AND WHETHER OR NOT APPURTENANT, AND WHETHER ON THE SURFACE, BELOW THE SURFACE OR BORDERING THE PROPERTY, INCLUDING WITHOUT LIMITATION, THE RESERVATION OF ALL RIGHTS TO DIVERT WATER FROM WATER SOURCES ON THE PROPERTY AND TO PUMP, TAKE OR OTHERWISE EXTRACT OR USE GROUNDWATER FROM BELOW THE SURFACE OF THE PROPERTY, THROUGH WELLS GROUNDWATER IS PERCOLATING OR LOCATED IN AN UNDERGROUND CHANNEL, AND WHETHER SUCH WATER IN NATIVE OR FOREIGN; (II) ANY SHARES OF STOCK EVIDENCING AND SUCH WATER RIGHTS; AND (I) ALL FIXTURES AND EQUIPMENT NOW USED FOR THE PRODUCTION OR DISTRIBUTION OF WATER ON, OR FOR THE IRRIGATION OR DRAINAGE OF, THE PROPERTY. THIS RESERVATION APPLIES WHETHER SUCH RIGHTS WERE HISTORICALLY EXERCISED OR REMAIN INCHOATE, AND WHETHER SUCH RIGHTS HAVE BEEN ADJUDICATED, AS RESERVED BY TEJON RANCH CORP, A CALIFORNIA CORPORATION IN A DEED RECORDED JANUARY 14, 2008, AS INSTRUMENT NO. 0208005797, OF OFFICIAL RECORDS. AND BEING PARCEL B, AS DESCRIBED IN THAT CERTAIN “CERTIFICATE OF COMPLIANCE” RECORDED MAY 15, 2025, AS DOCUMENT NO. 225054629, OF OFFICIAL RECORDS. APN: 238-390-92-00 (A PORTION) CONTAINING 28.86 GROSS ACRES, MORE OR LESS EXHIBIT "A" to 4864-6332-3090.10 EXHIBIT "E" 373745.00010/10-10-24/pdo/agt -2-

10. 11. 4864-6332-3090.10 EXCEPTIONS TO TITLE General and special taxes and assessments for fiscal year 2026-2027, not yet due or payable, including any assessments collected with taxes. The Property lies within the boundaries of Mello-Roos Community Facilities District (CFD) No. 2008-1 (Tejon Industrial Complex Public Improvements — East), as disclosed by Notice of Special Tax Lien recorded May 8, 2008 as Instrument No. 0208073200, Official Records of Kern County, California ("Official Records"). The lien of supplemental or escaped assessments of property taxes, if any, made pursuant to the provisions of Chapter 3.5 (commencing with Section 75) or Part 2, Chapter 3, Articles 3 and 4, respectively, of the Revenue and Taxation Code of the State of California as a result of the transfer of title or as a result of changes in ownership or new construction occurring on or after the date of recording of this Grant Deed. Water rights, claims or title to water, whether or not disclosed by the public records. Covenants, conditions and restrictions recorded May 31, 1966 in Book 3933, Page 517, Official Records. Contract between Wheeler Ridge-Maricopa Water Storage District and Tejon Ranch Co., providing for payment for agricultural water service, recorded January 20, 1970 in Book 4358, Page 858, Official Records, as amended by agreements recorded February 16, 1971 in Book 4487, Page 426, Official Records; October 29, 1971 in Book 4593, Page 520, Official Records; May 17, 1976 in Book 4955, Page 1964, Official Records; March 20, 1979 in Book 5183, Page 1742, Official Records; November 30, 1979 in Book 5248, Page 1652, Official Records; July 9, 1986 in Book 5892, Page 407, Official Records; April 29, 1988 in Book 6117, Page 1695, Official Records; April 29, 1988 in Book 6117, Page 1708, Official Records; July 11, 1996 as Instrument No. 0196088244, Official Records; October 5, 2001 as Instrument No. 0201147808, Official Records; and December 23, 2010 as Instrument Nos. 0210179597, 0210179598, and 0210179599, Official Records. Covenants, conditions and restrictions recorded August 16, 1972 in Book 4712, Page 24, Official Records, as modified by instrument recorded June 30, 1993 in Book 6871, Page 259, Official Records. Final Order of Condemnation in Superior Court of Kern County, Case No. 201546, in favor of Wheeler Ridge-Maricopa Water Storage District, for the purposes set forth therein, recorded January 27, 1989 as Instrument No. 10284, in Book 6204, Page 839, Official Records. The conditions appearing on Parcel Map filed November 24, 1993, in Book 46, Page 4 of Parcel Maps, including conditions relating to road maintenance, fire protection improvements, parks and recreation fees, and flood hazard study requirements. Covenants, conditions and restrictions recorded September 19, 2000 as Instrument No. 0200116816, Official Records; modified by instrument recorded November 18, 2010 as Instrument No. 0210160740, Official Records; modified by instrument recorded August 15, 2012 as Instrument No. 0212111832, Official Records; and supplemented by Second Supplement to TRCC-East Declaration recorded August 22, 2019 as Instrument No. 219106525, Official Records. Development Agreement recorded January 29, 2003 as Instrument No. 0203017073, Official Records. EXHIBIT "B" to EXHIBIT "E" 373745 .00010/10-10-24/pdo/agt -l-

12. 13. 14. 15. 16. 17. 18. 19. 20. 21. 22. 23. 24. 4864-6332-3090.10 Development Agreement recorded November 17, 2005 as Instrument No. 0205321293, Official Records; Notification, Acknowledgment and Assignment Agreement recorded September 16, 2011 as Instrument No. 0211121300, Official Records; and Certificate of Compliance Tejon Industrial Complex East Specific Plan Development recorded May 22, 2015 as Instrument No. 0215064805, Official Records. Agreement Appointing Agent for the Exercise of Groundwater Rights recorded January 14, 2008 as Instrument No. 0208005796, Official Records. Covenants, conditions and restrictions recorded January 14, 2008 as Instrument No. 0208005797, Official Records. Covenants, conditions, restrictions and easements recorded November 18, 2010 as Instrument No. 0210160741, Official Records, as modified by instrument recorded August 22, 2019 as Instrument No. 219106525, Official Records. Maintenance Property Easement recorded November 30, 2010 as Instrument No. 0210165044, Official Records, and Amendment No. 1 to Grant of Easement recorded September 20, 2019 as Instrument No. 219122860, Official Records. Easement in favor of Pacific Gas and Electric Company for public utilities, recorded April 22, 2013 as Instrument No. 0213054803, Official Records. Easement in favor of Tejon-Castac Water District, for the benefit of Tejon-Castac Improvement District No. 1, for sewer line purposes, recorded October 10, 2013 as Instrument No. 0213148165, Official Records. Certificate of Compliance Lot Line Adjustment No. 12-16, recorded August 19, 2016 as Instrument No. 000216112945, Official Records. Certificate of Compliance recorded July 22, 2022 as Instrument No. 222113294, Official Records. Easements delineated or offered for dedication on Parcel Map 12519, filed November 25, 2024, in Book 63, Page 100 of Parcel Maps, for ingress, egress and road purposes. Lack of rights of access to or from Ramona Drive, as relinquished on Parcel Map 12519, filed November 25, 2024 in Book 63, Page 100 of Parcel Maps. Irrevocable offer to dedicate an easement for public highway purposes, recorded November 25, 2024 as Instrument No. 224145886, Official Records. Declaration of Builder Covenants for Parcel “2” of Lot Line Adjustment No. 2-25 within Tejon Ranch Commerce Center-East, to be recorded concurrently herewith. EXHIBIT "B" to EXHIBIT "E" 373745 .00010/10-10-24/pdo/agt -2-

EXHIBIT "EF" FORM OF NON-FOREIGN AFFIDAVIT CONTRIBUTOR'S CERTIFICATE OF NON-FOREIGN STATUS Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform TRC-DP 1, LLC, a Delaware limited liability company, and TRC-DP 1 Owner, LLC, a Delaware limited liability company (collectively, "Transferee"), that withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the transferor/seller: L. The transferor/seller is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Internal Revenue Code and the Income Tax Regulations promulgated thereunder). 2. The transferor/seller is not a disregarded entity as defined in Section 1.1445- 2(b)(2)(ii1). 3. The transferor's/seller's tax identification number is 77-0500904. 4, The transferor's/seller's business address is P.O. Box 1000, 4436 Lebec Road, Lebec, California 93243. The transferor/seller understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of the transferor/seller. Transferor: TEJON INDUSTRIAL CORP., a California corporation By: Name: Title: wow 4864-6332-3090.10 EXHIBIT "F 373745.00010/10-10-24/pdo/agt -|-

EXHIBIT "G" FORM OF GENERAL ASSIGNMENT GENERAL ASSIGNMENT THIS GENERAL ASSIGNMENT (this "Assignment"), dated as of 202 (the "Assignment Date"), is made by and between TEJON INDUSTRIAL CORP., a California corporation ("Assignor"), and TRC-DP 1 OWNER, LLC, a Delaware limited liability company ("Assignee"). RECITALS A. Pursuant to that certain Contribution Agreement and Joint Escrow Instructions dated as of , 202. (the "Contribution Agreement"), Assignee has this day acquired from Assignor that certain real property located in the County of Kern, State of California, as more particularly described on Exhibit "A" attached hereto (the "Property"). B. Assignor now desires to contribute and assign to Assignee, to the extent assignable, all of Assignor's right, title and interest in and to those certain warranties, guaranties, licenses, permits, entitlements, governmental approvals and certificates of occupancy and any other intangible personal property described on Exhibit "B" attached hereto, which benefit the Property (collectively, the "Intangible Personal Property"). AGREEMENT In consideration of the acquisition of the Property by Assignee and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Assignment. Assignor hereby contributes, assigns, transfers and sets over unto Assignee, without representation or warranty of any kind, and Assignee hereby accepts from Assignor, any and all of Assignor's right, title and interest in and to the Intangible Personal Property; provided, however, such contribution, assignment and transfer shall not include any rights or claims arising prior to the Assignment Date which Assignor may have against any person with respect to the Intangible Personal Property. 2. Dispute Costs. In the event of any dispute between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such dispute, including, without limitation, reasonable attorneys' fees and costs. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment. W W 4864-6332-3090.10 EXHIBIT "G 373745.00010/10-10-24/pdo/agt -|-

3. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and all of which shall, taken together, be deemed one (1) document. 4. Survival. This Assignment and the provisions hereof shall inure to the benefit of and be binding upon the parties to this Assignment and their respective successors, heirs and permitted assigns. 5. No Third Party Beneficiaries. Except as otherwise expressly set forth herein, Assignor and Assignee do not intend, and this Assignment shall not be construed, to create a third- party beneficiary status or interest in, nor give any third-party beneficiary rights or remedies to, any other person or entity not a party to this Assignment. 6. Governing Law. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. IN WITNESS WHEREOPF, Assignor and Assignee have caused this General Assignment to be executed as of the Assignment Date. "Assignor" TEJON INDUSTRIAL CORP., a California corporation By: Name: Its: "Assignee" TRC-DP 1 OWNER, LLC, a Delaware limited liability company By: Name: Its: EXHIBIT "G" 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -2-

LEGAL DESCRIPTION THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF COUNTY OF KERN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF PARCEL 4 OF SAID PARCEL MAP 12519, FROM WHICH THE EAST QUARTER OF SAID SECTION 30 BEARS NORTH 00°19°18” WEST, A DISTANCE OF 1182.94 FEET. SAID LINE ALSO BEING THE CENTERLINE OF DEL ORO DRIVE TO THE POINT OF BEGINNING. THENCE SOUTH 00°19718” EAST ALONG THE CENTERLINE OF DEL ORO DRIVE, A DISTANCE OF 1104.63 FEET. THENCE SOUTH 89°49°48” WEST ALONG THE NORTH LINE OF LOT 2 OF LOT LINE ADJUSTMENT 15-22, RECORDED AS A DOCUMENT NO. 222113294, O.R., AS DISTANCE OF 1137.87 FEET. THENCE NORTH 00°10712” WEST, A DISTANCE OF 1104.82 FEET. THENCE NORTH 89°50’23” EAST, A DISTANCE OF 1138.16 FEET TO THE POINT OF BEGINNING. EXCEPTING THEREFROM (1) ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, ALL GOLD, SILVER, PRECIOUS AND SEMI-PRECIOUS METALS, STONES AND OTHER SIMILAR MINERALS, ALL SAND, GRAVEL, ROCK, CONCRETE AGGREGATE AND OTHER’ SIMILAR MATERIALS, AND ALL OTHER HYDROCARGONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, OF WHATEVER KIND OR CHARACTER (COLLECTIVELY “MINERALS”), WHETHER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD “MINERALS” AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD AND SHALL INCLUDED, WITHOUT LIMITATION, ALL HYDROCARBONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, METALLIC AND NONMETALLIC, SOLID, LIQUID OR GASEOUS) WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (II) ALL SALT WATER WHICH IS IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (IID) THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, MINE, EXTRACT, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, ALL MINERALS AND SALT WATER WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (IV) THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PROPERTY TO EXPLORE FOR AND THEREAFTER PRODUCE AND EXTRACT MINERALS WHICH MAY BE PRODUCED FROM NEIGHBORING LANDS; (V) THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT MINERALS BY REPRESSURING THE SUBSURFACE SANDS AND STRATA WITH FLUIDS OR GASES OR BY SUCH OTHER METHOD OR METHODS AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY EXHIBIT "A" to 4864-6332-3090.10 EXHIBIT "G" 373745.00010/10-10-24/pdo/agt -l-

DEEM ADVISABLE, AND TO INJECT IN AND STORE AND THEREAFTER REMOVE SUCH FLUIDS AND GASES, WHETHER OR NOT INDIGENOUS TO THE PROPERTY; (VI) THE RIGHT AT ALL TIMES, AND WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING THE PROPERTY DEEMED NECESSARY BY GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, TO USE IN PROSPECTING, EXPLORING, DRILLING, MINING, PRODUCING, EXTRACTING AND REMOVING (INCLUDING, WITHOUT LIMITIATION , TO USE IN UNIT OPERATIONS, WATER FLOOD, THERMAL OR OTHER SECONDARY RECOVERY METHODS NOW OR HEREAFTER KNOWN), OR OTHER OPERATIONS — IN CONNECTIONS WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED; AND (VII) THE RIGHT TO EXERCISE ALL RIGHTS HEREIN EXCEPTED AND RESERVED AND ANY AND ALL OTHER RIGHTS UPON THE PROPERTY INCIDENTAL TO OR CONVENIENT, WHETHER ALONE OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS AND SALT WATER HEREIN EXCEPTED AND RESERVED. ALSO EXCEPTING THEREFROM (I) ALL WATER, INCLUDING GROUNDWATER, AND ALL WATER RIGHTS, WHETHER CHARACTERIZED AS RANCHO RIGHTS, RIPARIAN, OVERLYING, CORRELATIVE, APPROPRIATE, PRESCRIPTIVE OR OTHERWISE, AND WHETHER OR NOT APPURTENANT, AND WHETHER ON THE SURFACE, BELOW THE SURFACE OR BORDERING THE PROPERTY, INCLUDING WITHOUT LIMITATION, THE RESERVATION OF ALL RIGHTS TO DIVERT WATER FROM WATER SOURCES ON THE PROPERTY AND TO PUMP, TAKE OR OTHERWISE EXTRACT OR USE GROUNDWATER FROM BELOW THE SURFACE OF THE PROPERTY, THROUGH WELLS GROUNDWATER IS PERCOLATING OR LOCATED IN AN UNDERGROUND CHANNEL, AND WHETHER SUCH WATER IN NATIVE OR FOREIGN; (II) ANY SHARES OF STOCK EVIDENCING AND SUCH WATER RIGHTS; AND (I) ALL FIXTURES AND EQUIPMENT NOW USED FOR THE PRODUCTION OR DISTRIBUTION OF WATER ON, OR FOR THE IRRIGATION OR DRAINAGE OF, THE PROPERTY. THIS RESERVATION APPLIES WHETHER SUCH RIGHTS WERE HISTORICALLY EXERCISED OR REMAIN INCHOATE, AND WHETHER SUCH RIGHTS HAVE BEEN ADJUDICATED, AS RESERVED BY TEJON RANCH CORP, A CALIFORNIA CORPORATION IN A DEED RECORDED JANUARY 14, 2008, AS INSTRUMENT NO. 0208005797, OF OFFICIAL RECORDS. AND BEING PARCEL B, AS DESCRIBED IN THAT CERTAIN “CERTIFICATE OF COMPLIANCE” RECORDED MAY 15, 2025, AS DOCUMENT NO. 225054629, OF OFFICIAL RECORDS. APN: 238-390-92-00 (A PORTION) CONTAINING 28.86 GROSS ACRES, MORE OR LESS EXHIBIT "A" to 4864-6332-3090.10 EXHIBIT "G" 373745.00010/10-10-24/pdo/agt -2-

EXHIBIT "H" [INTENTIONALLY DELETED] W W 4864-6332-3090.10 EXHIBIT "H 373745.00010/10-10-24/pdo/agt -|-

EXHIBIT "I" ENVIRONMENTAL REPORTS [See attached. ] we 4864-6332-3090.10 EXHIBIT "I 373745.00010/10-10-24/pdo/agt -|-

# DRAFT ENVIRONMENTAL IMPACT REPORT
# SUPPLEMENTAL ANALYSIS

**Tejon Industrial Complex East**
GPA #6, ZCC #11, Map 219;
GPA #4, ZCC #14, Map 202;
Exclusion from Agricultural Preserve No. 19
Cancellation of Williamson Act Contract
Vesting Parcel Map 10915

**SCH #2001101133**

**Prepared by: Kern County Planning Department**
**2700 M Street, Suite 100**
**Bakersfield, CA 93301**
**(661) 862-8600**

**Technical Assistance By:**
**Jones and Stokes**
**17310 Red Hill Avenue, Suite 320**
**Irvine, CA 92614**
**(949) 260-1082**

**WZI, Inc.**
**4700 Stockdale Highway, Suite 120**
**P.O. Box 9217**
**Bakersfield, CA 93389**
**(661) 326-0112**

**July 15, 2005**

4864-6332-3090.10
373745.00010/10-10-24/pdo/agt
EXHIBIT "I"
-2-

CONTRIBUTION AGREEMENT AND JOINT ESCROW INSTRUCTIONS between TEJON INDUSTRIAL CORP., a California corporation, as Contributor and TRC-DP 1, LLC, a Delaware limited liability company, as Company 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt

Page I. SUMMARY AND DEFINITION OF BASIC TERMS 1.0.0... eceeceeeeeseeeeeeeeeeeeeeeeeeeneeaes 1 Il. RECITALS oo. eeeeceeceesecseesceesecesececesseeeaecaecaeceaeceecseeeseceseceecseceseceeeeaeeeseceeeceeeaeeeeeeneeeaees 2 THT. = AGREEMENT 00.0... ccceceeccesceeseescceseeesececeesecesececenseceseceeesecesecaeeaeceaeseaeeaeseaeseseeeseaeenseeaes 3 1. Contribution Of Property .........cccccccccceseceseeeeseceseeeeseceeeeseeceseceeeeceseeeeeeeseeeseeeneeesaes 3 2. ESCLOW.......cceescceesseeeeseecssneecssaeecssneecssneeesseeesssaecesneessneceseeeesaeecesaeesesateceseeeeeneeeeeaees 4 2.1 Opening Of ESCTOW .0....ceeccccccceesecesseeseeceseeeececeseceeeceaeeeeaeenseeeeaeeeeeeeseeeseees 4 2.2 Close of Escrow/Closing.........cccccccssccsssecessseeeeseeeesseeesseeeeeeeessneeesseeesseeens 4 3. Conditions Precedent to the Close of ESCrOW.........cccsscceseeeteeseeeteceseeneceeeeeeeeneeaees 4 3.1 Conditions Precedent to Company's Obligations.............ccccesseeesseeeeteees 4 3.2 Failure of Conditions Precedent to Company's Obligations................0. 5 3.3 Conditions Precedent to Contributor's Obligations «00.0.0... ceceeeeeeeeeeeees 5 3.4 Failure of Conditions Precedent to Contributor's Obligations.................. 5 4. Deliveries to Escrow Holder .........ccccccccccsssecessseeeeseeeeeseeeesseeeesseeeseeeeeseeessseeessaees 6 4.1 Contributor's Deliveries .........cceecescceseeseceseeeseeeeeeseceseeeeeeseceseseeeeaeeeaeeneeeaes 6 4.2 — Company's Deliveries ..........ccecceeeccesseeeeeeeeneceeeeeeeeececeaeeeneeceaeeeeaeeeneeenaeeeas 7 5. Deliveries Upon Close of ESCrow.......:ceccesceesesseeseceseeeeeeseceseceeeeaeeeseceeeaeeneeeeeeentes 7 5.1 Tax Filings 20... eeceeceesccesceceeeeeseeceseeeseeceaeeseeeceaeeeeeceaeeseeeseaeeseaeseneesseeeeaeees 7 5.2 PrOTALIONS 0... eee eeceeseescceeeeseeecesecesecseeesecesecseeeaeceseceeesseceaeceseeaeceaeeeeeeeeaees 7 5.3 ReCOPING «0... cece eeceeeseceeceeeseceeeceeecescecaeceseeceaeeesceceaeceeeceaeeeeaeceaeeeneeseeeesaes 7 5.4 Company Funds ........ccececcccceccceseceseceseceseeceseeeeeceseeeeseceeeeeeeeeseeenseeeseeeeees 8 5.5 Documents to Contributor..........cccecccccsssceeseceeseeeeesseeeeseeeeseeeeseeeeseeensnees 8 5.6 Documents to Company..........eccccsccssscccesreceesneceeseeceeeeeceeeeceeeeeeeeeeeeaeeees 8 5.7 Title Policy... eee eeceecessecssessecesecsseceeeesecsseeseesaecsseseeeseesseseeeaessaeseeeaeesaeeas 8 5.8 Contributor Funds ...0......ceceeecesssecesceeseeceeeeeeneceseeeneeceeessneseaeeesaeeseessaeeeaeees 8 6. Costs and Expenses; Prorations ..........cceeseecessecsseceeeeseeesecseeeseesseceseeaeeeaeeeneeeeeaees 8 6.1 Costs and Expenses ........ccccecscccsseessscesseeeseeeeseesseceeseceseeceseceseeeeseeeeeeeseeeseees 8 6.2 PLOLatiONS .........cccccceescceesecesseceesseeeesseeeeeecesseeeeeseeeeeeeeeeeeeeseeesseeeeseeeesaees 8 6.3 SUVIVAL 00... eeeecceeceeseeeeeesecesececeeseceseceeeseceaeceecaeceseceeesseeeaeceeeeseeeaeseeeeeeeaees 9 7. AS-IS Contribution .........cccccccscccessecesseeessseeesaeeeseeecseeecseeeeseeesseeeesseeeeseeensaees 9 7.1 Transferee's Acknowledgment............ccececccceesecesseceeseeeeeseeeeeeeeesneeeeeneeees 9 7.2 Re-Abandoned Well... cee cecseeeseceseesecesecseeeeeeeseceeeeeeeseeseeeeeeeaeenneeaes 13 To the extent the terms of this Agreement conflict with the terms of the Company Agreement, the terms of this Agreement shall control........... 13 8. Contributor's Representations and Watranties...........c:ccccsscccesseceeseeeeseeeeeteeeesnees 14 8.1 Representations and Warranties ............ccccccecscesseeeseceseceeeeceeeeeeeeeteeeneeenes 14 8.2 Actual Knowledge of Contributor ..........cccceccsceeesseceeseeeeeseeeseneeeeseeenees 16 8.3 SUIVIVAL oo... eeecccececeseceseeeeseeesceeeaeceseeceaeceseeceaeceseeceaeceseeceaeeeeeeceaeeenaeceeeesaes 16 8.4 Lamm tations ooo... ee eee eeeeeeeeeeeeeneeceaeeeeeceaeeeseeceaeeeeeseaeeeeeceaeeseaeseaeeesaeesas 16 4864-6332-3090.10 TABLE OF CONTENTS 373745 .00010/10-10-24/pdo/agt (i)

13. 14. 15. Exhibits: Exhibit "A" Exhibit "B" Exhibit "C" Exhibit "D" Exhibit "E" Exhibit "EF" Exhibit "G" Exhibit "H" Exhibit "I" 4864-6332-3090.10 Transferee's Representations and Warranties ............c:ccccssccceseeeesseeeeeseeeesteeeesnees 16 9.1 Representations and Watranties...........:cccccceescesseeeseceseeeeseceseeeeeeenseeenseenes 16 9.2 Actual Knowledge of Transferee ............cccccccccssceeeseeeeeseeeseseeessneeeeseeenees 18 NOTICES oo... eeceseceseeseeeseeneeesecesecseeesecesecseeesecesecseeeseceseceesseceseceeeaeseseseesaeseaeeeeeeaees 18 Broker Commissions...........cccccceseeeseeesceceseeeeseceeeeececeaeeeseeceeeseeeeeaeeeeaeeeeeeeaeeeaeees 19 Default... cece eccesceecceseceeeeeecesecesecseeesecesecseeesececesseeeseceseceeeeaeceseseeeaeceseseeeeeeeaeens 19 12.1 Default by Contributor... ccc eccscecessecesenecesseeeeeseeceeeeeseeeeesseeensaees 19 12.2 Default by Transferee ....... eee ccccessceseeeceeeeeeeeeeeeeceaeeeeeeeeseeeeeeeeseees 20 12.3 No Consequential Damage ............ccecccesssceesseeeesseeseseecesseeeeseeesseeeesaees 20 ASSIQNIMEN 00... eeeeeseeecceseeeceeseeeseceeecseeeseccecseeeseceseceeeseceaecseecaeceseceeeseeeseeeeeeeeeeaees 20 Miscellaneous ..........ccccesccesseeesecesseceseeeececeaeeeeeceaeeececeaeeeaeceaeesaeceaeessaeeeeeeeeeeeeaeees 21 14.1 Governing Law .....c ccc ceccccccseceseceseeesseeeeeecnseeeeeceseeeeecnseeeseeceeeeeeeenseees 21 14.2 Preservation of Intent... ccc ecescecsssceesneeesseeessseeesseeeesseeeeseeesseeeesaees 21 14.30 WaiVeL....eeeeeceesceecesecesecseeeseceseceseeseceaecceeseceaecaecseceaeceeeseeeaeeeaeeneeeaeeeaeeas 21 14.4 Successors and ASSIQNS..........ccceesceesceeeseeeececeaeeeeeeceeeeeeeceaeeeteeseaeeeeaeeeaeees 21 14.5 Attorneys! Fees... eccccccessecessecessneeeseeecesneceesneecesceceseecesaeeceeaeeeeeeeeeeaees 21 14.6 — Arbitration... cccccscccsssccsssecesseeeesneeceseeesseeeessseeesseeeeeseeessueeesseeensaees 21 14.7 Waiver of Jury Trial... ccc cccccscccseeceseceeseceseeeseeceseeeseeceseeeseeeeeeenseesseees 22 14.8 Entire Agreement 00.0... eee eeceeseceseeceeeeeeeceaeeeeeceaeeeeeceaeeeeeeseeeeeeeeeaeees 22 14.9 Time of Essence/Business DayS ...........ccceecccesseeeseeeseeeeeeeeeceseeeeeeeeeeenseees 22 14.10 Comstruction .......cecccccccccessccessseeseseeeeseeceseeessseeesseeeeseeeeseeeeseeeseeeensaees 23 Scope of Representation .0.......ceceseescescceseceseeeeeeseceseceeeeseceaeceeeeaeeeseeneeeeeeaeeneeeaes 23 Legal Description of Land List of Intangible Personal Property Form of Builder Covenants Pro Forma Title Policy Form of Deed Form of Non-Foreign Affidavit Form of General Assignment Intentionally Deleted Environmental Reports 373745.00010/10-10-24/pdo/agt (ii) 4848-4928-5241

INDEX Page(s) Actual Knowledge of Contributor ..........ccccccecccccsseeessseeseseeeseneeessseeesseeeeseeeeseeesseeeeseeessseeensaees 16 Actual Knowledge of Transferee ..........cccccccccccsseceseceseeeeseeeseeceseeeseeceseeeseecnaeeeeecnseeeneeceeeeeeeeeaeees 18 Affi ate oe ee eee eeceeeceeseeeceeseeesecsceeseesecseeesecsecseessecaecseeeaecesecsecesesececseeeaeceseceeeaeseaeeeenaeeeeeeeeeaees 12 Agreed Value ....cc cc ecccescccsscesseessseeeseeeseeceseceseeceseceseecnseceeeceseceseeceseceseeceseceseeceseceseeeeseceeeenseeeteeeaaes 4 AQTCCMEM1...... ee eeececccceesssseceeseeeeceeseeeecesseaeeccseneeceeseaeecesseaeeeeeseueeeesseaueeecsseaeeceeeeaseeeesenaeeeeeeeaeees ] Agreement Instructions ..........ccceeccceseesseesseceseecesecesceceseceseeceseceseeeeseceseeceaeceseeceseceseeseseceseeenseeeeeenaes 4 Builder Covenant ..........cecccesccesseceseeesseceececeeecesceceaeceeeceaecececeaeeeseeceaeesaeceaeeeeeceaeeeeeeceeeeseeseneensaes 3 CAP AMUN... ee eeeceseesseceseeesseeeeecssecsscecsaeceseecsaeesseecsaeceeeesaeesseessaeeeaeecsaeeeseesssessaeecsseesaeeesaes 16 CERCLA wee eeceeeccesceeseeseeeseescesseeesecnecseceaecaecseensecenecseceaeceaecseeeaeceseceeeaeceaeceeeeaeceaeceeeeaeenaeseeeeneenaees 11 CED oo. eeeccesccecceseceececeesecesecseeeseceseccecseceseccessecesecesecseeeseceseseeeseceseceeecseceseceeeeceaeceaeeaeeeaeeeaeeeeeeaees 13 Claims oc. ceeeccceccceesceeeseceesseeeeseecesseecsseeceseeeesseeesueecseeesssaeeessaeeseseeesesseeseseeeesseeeeeseeeeeseeeeseeensaees 12 Close Of ESCLOW .0....eceesceeeceesseeesceceseeesceceseescecsaeeseecsaeesaecsaeeensecsaeessaecsaeecaeesaeessnecseeenaeeeaeessaeeeaeees 4 CLOSING oe. eeeeeececeeceesceeeseceneeceaeeesceceaceeseeceaeesseeceaeeeseeceaeessceceaeeeseeceaeessceceaeeeaeceaeecaeceeeenaeceaeeeeaeenaeees 4 Closing Date. .......ccccccccccssccssecsssceeseeesseceseeseeceseceseecnseceseeceseceeeceseeeeeceseceeeceseeseeeceseeenseeeeeeeseenseees 1 COMPANY 0... eeeceeeescecesscecesneecesneeceseeeesaeecesaeecesaeecesaeecseaeecssaeeseeeeesaeeseeeeeeeeseeeecesaeeceeateseeaneseeateees 1 Company Agreement ..........cecccceseccseneeceeneeeeenecessneeesneceeaeceesueceeaeeceseeceeaeeceeeeceeaeeceeeeeeeaeeeeeaeeees 2 Company's Notice Address .........cccceeceeseeeeseceneeeeeeceaeeesceceaeceseeceaeeesceceaeeeaeceaeesaeceseeenaeeeeeseaeenaeees 1 Contributor... eeceececsccesecseceeceseceeeesecesecseeeseceseceeesecesecseeesecesecseeesecesecseeeseceaeceeeeaeeeaeceeeeeseaeeneeeaes 1 Contributor Parties .........cccccecessccssscccesscecseseeceseeessseeeesseeesseeeeseeceseeeesseeeseeeeseeeceeeeeeseeenseeensaees 11 Contributor's Notice Address .........ececeeseeeeeseceseeeceesecesecceeseceseceeesecesecaeeseceseseeeeaeeeaeseeeseeeeaeeeaeeaee 1 Contributor's Representatives ..........cccccccccssccesssceesneeeeseeeeseeeeesseeesseeeceeeeeseeeseeeeeeeeeseneeeesesensseeees 2 Current Tax Period .........ccceceescesssesseesecesecseceseeesecceesecesecseeesecesecaecseceseceaeeseseaeseeeeaeeeaeceeeseeseaeeneeaes 8 Deed oo...eecececccccsssscessseeeeseeeesseeeesseeeesseecssseeessaeeessaeeesseeeseseeeseseeeesseecesseeseeseeesueeessaeeeeseeeseeeesseeeneaeeens 6 DP Membet nun... eeceeeceescecesecesseceseeeseecescecsaecsscecsaeceseecsaeeeeecsaeeeseecsaeeseeecsaeeseeseaeesseeseeessaeeeeessaes 2 Effective Date .........cccccccccessccesssccesseccesseeeesseeessseeeessecseseeeseseecsessecseseeceseeeseesesssesesseeeeeseeeeeseseesseeens 1 Enforceability Exceptions .........cccccccccescessscesseeescceeseceseceseeceseceeeecnseeeeeceseceeeceseeeeeeceseeeeseeneeenseenas 14 Environmental Reports ....... cc eccescssccssecsseesecesecssecseesseeesecseessecssecseesecsseceseceeseesaesseesaecesesseeeseeaeens 9 Escrow Holder ........ccccesceesessseeseceseeceesecesecceesecesecsceeseceaeccecseceaeccesseceaecesecseceaeceseceeeeseseaeeneeeaeeeseeas 1 Escrow Holder's Notice Address .........cccccccscccesscecesseeeesseeeseecesseecssseecesseeessseeeesaecesseeeeeeeeeeseeessaeeees 1 Escrow Imstructions..........ccccesccessecssceessecescecssecescecsaeceeecsaeeeeecsaeeeeeceaeeseecsaeeeeesseesseeseeessaeeeeeesaes 4 Floor AMOUM........cccccccccceesscceeseceesseeessseeceaeecssaecssseecesseecssseeeseseeesseeesaeeeeeesesseecesseeeesseeeesseeensaees 16 General ASSIQNMent...........cccccesccesscesceeeseceeseceseceeecsseceseecnsecesaeceseeeaeceseeeseecsseeeeeeceseeenaeenseeseseenseees 6 Hazardous Material(s)...........ccccsccccsssccssseccesecessseeesseeceseecseeeessseeeesseeessseeeseeseeeeeesseeeeeeeeseeeeesaees 11 Intangible Personal Property .........ccccecccccssceessceseceeseceseecesecssceceseceseeceseceeeeceseeeeeceseeseeecnseeenseenseeenges 3 Land .o...eececcsccccssscessseeeesseeesseeeceeeeesseeessseeesseeeessaeecssaeeseseeesessecesseeceeseesesseeesuesesseesesseeeeeseeeseeeeesseeees 2 Natural Hazard Expert .........cccecccccccssccesssceseseeceeseeessneeeseneeeseaeecneaeecsaecesseeeeeeeeseeeeseaeeeeeeeeseneeensas 10 Official RECOTS 0.0... eeeseeceeseeseeeeeeseceseceeesecsseceeeesecesecseeeseeeseceeeseceseceaesseceseseaeeaeeeaeesaeeeeeeaeeaeeaee 3 Opening Of ESCrOW ........ccccccccesscesssecessneeeeeeeeesneeeseneecsuecesaeesssaeeeesueceeseeceeaeeceeseeeeeeeeeeeeeeeeeeneneeees 4 PCOR 1... eeeeceescesecssesseesseeesecsceesecesecseesseceseccecsecesecsaesseeesecaesaeceaecseesseesaeceaecseeesecsueseeeeaeseaeeeeeeseeeaeess 7 Permitted Exceptions .........cccccccssccssssccssseeesseeeesseecseeceeseecseseeceeeeeseneeeesaeeeesueeeneeeeeseeeseeeeseeeeeeseeees 4 PLOJCCE oo. eeecececccesccesceceeeeeseceseeesceceseeceaeceseecaecesceceaeceseeceaeceseeceaecesceceaeeeeeceaeeeeeceaeeeeeeceeeenseeeteeenas 2 Project COMPAMNY..........cccccccscccessecessseecesneecesecesseeceeseeceeeecseneeceeseecseeeeesseeeeeeeeeeeceseeeseeeeeeeeeeeseeens 3 Project Company LLC Agreement 00.0.0... ce eeeeseesesseesseceseesecesecseeseeeseceeecseceseeseeseeeaeceseeneeeaeeaeess 3 PLOPCLty oo... eeeeeccccesesccceeeesneeecceesaeeceesenaeeceseenaeecceecaeeceeseaeeceseeaeececseuaeeeeseaeecesseeeeeceeaeeeeseenaeeeeeeeaeees 3 4864-6332-3090.10 . 373745.00010/10-10-24/pdo/agt (iii)

Property Representations and Warranties ............cccccscccesccessceeeceeceeseceseceececeseeesaeceseeeeseeeteeenseenas 16 Re-Abandoned Well... ccecceececsseesseeeesecesseceaeeesceceaeeeeeceaeeseaeceaeecneeceaeesaeseaeeseeceaeeseeeseaeeenaeenas 13 Real Property .......cccccccceccccsccesecesseceeeeesecescecesecsseeceseceseeceseceseeceseeeeeceaecseeceseeeeeceseeeeeeceseeenseeeeeesaes 2 Supplemental Instructions............ccccccscccessccseseeceeseeeseneeeeeeeesseeessseeeseeeeesseeeeseeeseeeesseeeeseeesseeensas 4 Tax Certificates... ceecccccccccccsccssscceseeesseceecesneceseeeseecsseceeeecnseeenseceseeseeeceseeeaeceseeeseeceseeenseeneeeeseenseees 6 Tithe COMpany .0.....c.cccccccccsscesessecesseeeeseeeeseecseecesaeecsaeeeseaeeesaeesssueeeeseeeeseeeseseeseeeeeeseeeesseeensaeeees 2 Title POLICY... eee eeccescesseesseceececeseeeseecesecesaeceseceseecsaecesaeceseceeecesecesaeceseeeseeceseeeeeceseeenseeeeeeeeeenseees 4 Transferee ooo... eeeeeecccesecesceceseeeececeseeesceceaeessceceaeeesaeceaeessceceaeeeaeceaeeseeceaeeesaeceaeesaeceaeeeeaeseeeseaeeeaeees 9 Transferee Partics.........ccccccccccessceesccesseeeseceseeceseceseecnseceseeceaeceseeeeseceseecesecnseeeaeceseesesecnseeeeseeeteeeeaes 11 Transferee’s Representatives .........cccccsccesesccsssseeeseeesseeesseeecsseeesesaeeesseeeseeeeseeeeseaeeesseeeesseeeseseeees 2 TRC Member ......cceecceccccccccssecsseceeseeeseeceseceeecnseeeseecesecesaecnseceeeecnseeseaeceseeeeseceseeseeeenseeeesecneeenseenseees 2 TRPFEA 0... eeceeeccesceeceesecesecsceeseeesecececseceaecenecseenseceaeeseceaecsecseesaecsecseesseceaeceeeeaeseaeseeeeaeenaeseeeeneeeaees 13 Updates oo. cecccccccccccsscessecesscesseeeseeceseceseeceseceseeceseceseeeeseceseeceseceseeceaeceseeceaeceseeeeseceseesesecnseeenseeeeeenges 9 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt (iv)